THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
June 30, 2001
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series
Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolio ("Portfolio(s)") for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. In addition, we have also included detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio from their respective inception dates. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust(1) (December 31, 2000 - June 30, 2001)
Managed Assets Trust........................................            (2.45)%
High Yield Bond Trust.......................................             6.84
Capital Appreciation Fund...................................           (15.58)
Money Market Portfolio......................................             2.41
U.S. Government Securities Portfolio........................             1.15
Social Awareness Stock Portfolio............................            (8.52)
Utilities Portfolio.........................................            (4.53)

                                                                MARKET      SCHEDULE OF
SUBACCOUNT                                                    COMMENTARY    INVESTMENTS
----------                                                    ----------    -----------
Managed Assets Trust........................................       2             7
High Yield Bond Trust.......................................       3            16
Capital Appreciation Fund...................................       3            24
Money Market Portfolio......................................       4            26
U.S. Government Securities Portfolio........................      37            42
Social Awareness Stock Portfolio............................      37            43
Utilities Portfolio.........................................      38            46

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")(2) fell 6.69% for the period ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(3) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds on the shorter end of the yield curve(4) experienced a rally that extended through June 2001. (Typically, as interest rates fall, the prices of existing bonds increase.) Total returns for bonds across the board were positive, with the exception of the high-yield sector, which suffered from an increase in default rates.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings preannouncements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence eroded significantly.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

---------------

(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(3) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
                                                                               1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Looking forward, we expect the economy to start to show signs of improvement once the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed income securities as well.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 2001, the Trust returned a negative 2.45%. In comparison, the Lehman Brothers Government/Corporate Bond Index(5) returned 3.51% and the S&P 500 returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

The guiding stock selection models produced mixed results in the first two quarters of 2001. Stocks rated well by these models based on rising earnings expectations and price momentum did not perform well and the valuation signals did produce good relative performance. The Trust's underperformance relative to its benchmark(6) was largely attributable to an incremental growth bias where earnings-related signals create a marginal overweight position in higher earnings growth stocks. Higher growth stocks underperformed early in 2001 as investors forced valuation multiples on such stocks lower.

Performance attribution analysis for the Trust's first quarter indicates that stock selection was unfavorable in the technology sector, modestly below benchmark in the health care and utilities technology sectors and neutral in the other sectors.

The technology sector performed poorly as the parade of earnings disappointments continued. Overweight positions in Sun Microsystems, Sanmina and Transwitch suffered in the first quarter as the steep slowdown in demand and pricing continued to lead earnings estimates lower. The Trust was helped somewhat by underweight positions in computer sciences, as the company pre-announced a negative quarter, and Yahoo, which was weak on concerns of the demise of dot.com advertising industry.

In the health care sector, the Trust was negatively impacted by our overweight position in Applera Biosystems after the company warned that its earnings would be lower on delayed shipments and weaker foreign currencies. Winners from the preceding year such as Trigon Health Care fell prey to profit-taking early in the first quarter. In the utilities sector, positions in higher growth wireless companies such as Sprint PCS and Nextel Communications underperformed as investors revised their valuations downwards in the face of a weaker economy.

During the second quarter of 2001, stock selection was favorable in the health care and consumer discretionary sectors but adverse in the financial services sector. In the health care sector, the Trust's positions in relatively stable growth companies such as Trigon Healthcare and Tenet Healthcare were rewarded with higher valuations. Johnson and Johnson acquired Alza, a research-based pharmaceuticals company that the managers had emphasized, in a stock swap towards the end of June. In the consumer discretionary sector, consumer cyclical stocks such as Best Buy, Circuit City and Tiffany moved higher on hopes of an economic recovery and helped portfolio performance.

In the financial services sector, anticipated earnings shortfalls at J.P. Morgan, Bank of New York and Knight Trading Group hurt relative performance. Citigroup, our parent company, one of the few bright lights within the sector, might have positively affected performance, however, the Trust is restricted from owning it.

The U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of earnings visibility in the intermediate term. Adhering to its disciplined approach to stock selection, the Trust's management screens their research universe of over 1,000 large-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. The managers continue to focus on this dual theme of low valuations and improving earnings outlook as the basis for stock selection.

---------------

(5) The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
(6) The Fund's benchmark is a blend of 60% S&P 500 and 40% Lehman Brothers Government/Corporate Bond Index.
 2

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust are typically invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the six months ended June 30, 2001, the Trust had a total return of 6.84%. In comparison, the Lehman Brothers Aggregate Bond Index(7) posted a total return of 3.62% for the same period. (Past performance is not indicative of future results.)

During the first half of 2001, the high yield market continued to experience heightened volatility resulting from escalating concerns over the slowing U.S. economy and disappointing corporate profits. The period was marked by rising default rates: On a rolling 12-month basis through the end of June 2001, default rates increased to roughly 7.5%, with the major credit rating agencies expecting a further increase to approximately 9.5% in the second half of 2001. Overall performance in the high-yield market was anemic, with the greatest price declines occurring in telecommunications and technology issues.

It is the view of management, however, that most of the negative events surrounding the telecommunications and technology sectors have been excessively discounted by the financial markets. They believe that a bottoming-out process is now underway that will probably take another six months to play out. At that time, management feels a sustainable recovery will occur. The most depressed sectors of high-yield, such as telecommunications and technology, could take longer, given the specific problems affecting them. (Of course, there can be no guarantee that our expectations will, in fact, materialize.)

The Fed's aggressive interest rate reductions in the first half of 2001 may serve as a catalyst for improvement. It is generally believed that a reduction in interest rates will help stimulate economic growth by reducing the cost of borrowing for consumers and corporations.

In closing, management remains focused on generating upside price performance after three difficult years, and will continue to invest in positions that they believe have the greatest upside potential. These tend to be the deeper-discount issues of better quality companies. Despite today's challenges, they remain confident of the Portfolio's ability to generate improving performance over the long term for its investors.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Portfolio") seeks growth of capital through investment in common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price. For the six months ended June 30, 2001, the Portfolio returned negative 15.58%. In comparison, the S&P 500 returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

During the first half of 2001, continued signs of economic weakness, including rising unemployment and a steady stream of profit warnings among several key companies, kept investors on the sidelines as they waited for stock valuations to reach more attractive levels. The Fed's additional interest rate cuts and strong consumer spending gave optimists hope that the economic downturn would soon end.

All eyes were on the technology sector, which continues to work through excess inventory. While the Portfolio's tech exposure is limited, the Portfolio's management continues to see opportunity in this area of the market. For example, their attraction to Microsoft is due to our belief that it is a company that continues to enhance its competitive position through innovative technology. During the period, the company's stock price received a nice boost when an order to split the company in two was overturned.

Another theme in the Portfolio is media. Consumers are increasingly looking for entertainment via movies, video on demand and the Internet -- a trend they believe is still in its infancy. As such, media and entertainment giants AOL Time Warner and Viacom boosted the Portfolio's overall returns.

Telecommunications is yet another area in which the Portfolio has invested. Unfortunately, wireless handset maker Nokia was a disappointment. The stock came under pressure as several of the company's key markets witnessed a sharp reduction in handset sales.

Management believes that the Portfolio is well positioned and will continue to employ intensive research in an attempt to uncover the market's long-term leaders.

---------------

(7) The Lehman Brothers Aggregate Bond Index is a broad based measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing the preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities that mature in one year or less. For the six months ended June 30, 2001, the Money Market Portfolio returned 2.41%.

The Portfolio invests in high-quality U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities. U.S. states and municipalities and U.S. and foreign corporate issuers. The Portfolio will invest at least 25% of its assets in obligations of domestic and foreign banks.

Please note that the investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

U.S. economic growth was anemic during the period: In each of the last two quarters, GDP has been below 1.5%. Layoffs across many sectors of the economy pushed the unemployment rate toward 4.5%--its highest level in two and a half years. In an attempt to revitalize the U.S. economy, the Fed lowered the fed funds rate on six different occasions during the period, for a total of 275 basis points. Returns on money market securities fell considerably as a result of the Fed's rate cuts. In early January 2001, one-year money market securities were yielding approximately 6.4%. At the time of this report, yields on one-year money market securities had fallen to about 4.10%.

Against the backdrop of continued weakness in the U.S. economy, inflation in the U.S. is heading lower, largely due to rising domestic slack in demand for products and services and the global economic downturn. These factors should allow the Fed to maintain an accommodative interest rate environment well into 2002, regardless of how much it reduces rates during the remainder of 2001. Any further rate reductions can be expected to place downward pressure on yields on money market funds in general.

Thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Trusts or Portfolios. Please refer to pages 7 through 26 for a list and percentage breakdown of the Trusts' or Portfolios' holdings. Also, please note that any discussion of the Trusts' or Portfolios' holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/01+              (2.45)%
    Year Ended 6/30/01                     (6.52)
    Five Years Ended 6/30/01               11.89
    Ten Years Ended 6/30/01                11.52



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/91 through 6/30/01               197.49%



    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1991, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[MANAGED ASSETS TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                        --------------------   --------------------   --------------------    -----------------
6/91                                         $ 10000                $ 10000                $ 10000                $ 10000
12/91                                          11334                  11139                  10140                  11416
12/92                                          11917                  11984                  10434                  12285
12/93                                          13029                  13306                  10721                  13520
12/94                                          12736                  12838                  11008                  13698
12/95                                          16190                  15309                  11287                  16701
12/96                                          18421                  15753                  11661                  20534
12/97                                          22347                  17290                  11859                  27384
12/98                                          27139                  18927                  12050                  35253
12/99                                          30998                  18098                  12409                  42668
12/00                                          30497                  20242                  12830                  38784
6/01                                           29749                  20953                  13125                  36190

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/01+               6.84%
    Year Ended 6/30/01                      6.60
    Five Years Ended 6/30/01                8.51
    Ten Years Ended 6/30/01                10.30



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/91 through 6/30/01               166.52%


    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1991, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston Global High Yield Index is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

[HIGH YIELD BOND TRUST LINE GRAPH]

                                                                 LEHMAN BROTHERS                             FIRST BOSTON GLOBAL
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX     HIGH YIELD INDEX
                                       ---------------------   --------------------   --------------------   -------------------
6/91                                       $ 10000.00              $ 10000.00             $ 10000.00             $ 10000.00
12/91                                        11160.00                11104.00               10140.00               12288.00
12/92                                        12629.00                11925.00               10434.00               13361.00
12/93                                        14398.00                13088.00               10721.00               15448.00
12/94                                        14216.00                12706.00               11008.00               15418.00
12/95                                        16415.00                15053.00               11287.00               18298.00
12/96                                        19049.00                15600.00               11661.00               20260.00
12/97                                        22205.00                17105.00               11859.00               22819.00
12/98                                        23660.00                18591.00               12050.00               22885.00
12/99                                        24707.00                18439.00               12409.00               23903.00
12/00                                        24945.00                20584.00               12830.00               23077.00
6/01                                         26652.00                21329.00               13125.00               24065.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/01 (UNAUDITED)


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Six Months Ended 6/30/01+             (15.58)%
    Year Ended 6/30/01                    (33.38)
    Five Years Ended 6/30/01               17.76
    Ten Years Ended 6/30/01                18.00



              CUMULATIVE TOTAL RETURN
              ------------------------
    6/30/91 through 6/30/01               423.59%



    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1991, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[CAPITAL APPRECIATION FUND LINE GRAPH]

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
6/91                                         $ 10000                $ 10000                $ 10000                $ 10000
12/91                                          11256                  11416                  11439                  10140
12/92                                          13237                  12285                  13544                  10434
12/93                                          15294                  13520                  16101                  10721
12/94                                          14509                  13698                   6681                  11008
12/95                                          19785                  16701                   8582                  11287
12/96                                          25366                  20534                   9998                  11661
12/97                                          31998                  27384                  12234                  11859
12/98                                          51717                  35253                  11924                  12050
12/99                                          79394                  42668                  14457                  12409
12/00                                          62024                  38784                  14020                  12830
6/01                                           52359                  36190                  14994                  13125

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 59.7%
-----------------------------------------------------------------------------------------------------
BUILDING -- 0.1%
        10,200           Centex Corp. ...............................................    $    415,650
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.2%
        25,500           Cendant Corp. (a)...........................................         497,250
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 3.7%
        18,600           Bed Bath & Beyond Inc. (a)..................................         558,000
         8,100           Best Buy Co., Inc. (a)......................................         514,512
         7,100           CDW Computer Centers, Inc. (a)..............................         281,941
        22,800           Circuit City Stores -- Circuit City Group...................         410,400
         7,127           CVS Corp. ..................................................         275,102
        17,300           The Gap, Inc. ..............................................         501,715
        52,795           Home Depot, Inc. ...........................................       2,457,607
        19,200           Kohl's Corp. (a)............................................       1,204,416
        16,900           Sears, Roebuck & Co. .......................................         715,039
        22,700           Tiffany & Co. ..............................................         822,194
        18,100           Walgreen Co. ...............................................         618,115
        75,860           Wal-Mart Stores, Inc. ......................................       3,701,968
-----------------------------------------------------------------------------------------------------
                                                                                           12,061,009
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.6%
         6,700           Adolph Coors Co., Class B Shares............................         336,206
        11,400           Alberto-Culver Co., Class B Shares..........................         479,256
        23,754           Anheuser-Busch Cos., Inc. ..................................         978,665
         5,100           Avery Dennison Corp. .......................................         260,355
        47,105           The Coca-Cola Co. ..........................................       2,119,725
        16,184           Colgate Palmolive Co. ......................................         954,694
        14,000           Federated Department Stores, Inc. (a).......................         595,000
        13,000           General Mills, Inc. ........................................         569,140
         7,700           Hershey Foods Corp. ........................................         475,167
         9,764           Kimberly-Clark Corp. .......................................         545,808
        15,600           The Kroger Co. (a)..........................................         390,000
        27,280           PepsiCo, Inc. ..............................................       1,205,776
        52,015           Philip Morris Cos. Inc. ....................................       2,639,761
        18,032           Procter & Gamble Co. .......................................       1,150,442
        17,962           Safeway Inc. (a)............................................         862,176
        34,988           SYSCO Corp. ................................................         949,924
        14,100           Tricon Global Restaurants, Inc. (a).........................         618,990
-----------------------------------------------------------------------------------------------------
                                                                                           15,131,085
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3%
        19,600           Carnival Corp. .............................................         601,720
        10,742           Clear Channel Communications, Inc. (a)......................         673,523
        25,300           Comcast Corp., Special Class A Shares (a)...................       1,098,020
         8,311           Gannett Co., Inc. ..........................................         547,695
        14,600           Harrah's Entertainment, Inc. (a)............................         515,380
         8,200           Knight-Ridder, Inc. ........................................         486,260

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3% (CONTINUED)
        10,800           The McGraw-Hill Cos., Inc. .................................    $    714,420
         5,200           Tribune Co. ................................................         208,052
        29,586           Viacom Inc., Class B Shares (a).............................       1,531,076
        36,795           The Walt Disney Co. ........................................       1,063,008
-----------------------------------------------------------------------------------------------------
                                                                                            7,439,154
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 7.6%
        38,649           American Express Co. .......................................       1,499,581
        24,176           Bank of America Corp. ......................................       1,451,285
        23,500           The Bank of New York Co., Inc. .............................       1,128,000
        33,221           Bank One Corp. .............................................       1,189,312
         8,200           Bear Stearns Cos. Inc. .....................................         483,554
         9,008           Capital One Financial Corp. ................................         540,480
        20,900           Charles Schwab Corp. .......................................         319,770
        19,952           Fannie Mae..................................................       1,698,912
        11,050           Fifth Third Bancorp.........................................         663,553
        35,623           FleetBoston Financial Corp. ................................       1,405,333
        15,750           Freddie Mac.................................................       1,102,500
        15,700           Household International, Inc. ..............................       1,047,190
        40,560           J.P. Morgan Chase & Co. ....................................       1,808,976
        17,400           Knight Trading Group, Inc. (a)..............................         186,006
        16,462           Lehman Brothers Holdings Inc. ..............................       1,279,921
        26,300           MBNA Corp. .................................................         866,585
        29,050           Merrill Lynch & Co., Inc. ..................................       1,721,213
        31,682           Morgan Stanley Dean Witter & Co. ...........................       2,034,935
        30,300           National City Corp. ........................................         932,634
         8,800           Providian Financial Corp. ..................................         520,960
        10,896           State Street Corp. .........................................         539,243
        40,300           U.S. Bancorp................................................         918,437
        35,900           Wells Fargo & Co. ..........................................       1,666,837
-----------------------------------------------------------------------------------------------------
                                                                                           25,005,217
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.5%
        17,746           Abbott Laboratories.........................................         851,985
         7,000           Allergan, Inc. .............................................         598,500
        21,813           American Home Products Corp. ...............................       1,274,752
        10,800           Baxter International Inc. (a)...............................         529,200
        11,900           Biomet, Inc. (a)............................................         571,914
        31,396           Bristol-Myers Squibb Co. ...................................       1,642,011
        17,200           Cardinal Health, Inc. ......................................       1,186,800
        14,704           Eli Lilly & Co. ............................................       1,088,096
        10,200           Forest Laboratories, Inc. (a)...............................         724,200
        18,300           HCA Inc. ...................................................         826,977
        74,730           Johnson & Johnson...........................................       3,736,500
         3,600           Medimmune, Inc. (a).........................................         169,920
        15,766           Medtronic, Inc. ............................................         725,394
        40,438           Merck & Co., Inc. ..........................................       2,584,393

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.5% (CONTINUED)
       106,891           Pfizer Inc. ................................................    $  4,280,985
        22,692           Pharmacia Corp. ............................................       1,042,697
        17,768           Schering-Plough Corp. ......................................         643,912
        14,600           Tenet Healthcare Corp. .....................................         753,214
         9,400           Trigon Healthcare, Inc. (a).................................         609,590
        12,200           UnitedHealth Group Inc. ....................................         753,350
-----------------------------------------------------------------------------------------------------
                                                                                           24,594,390
-----------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.3%
        12,500           Manpower Inc. ..............................................         373,750
        17,800           Paychex, Inc. ..............................................         712,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,085,750
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.7%
        22,300           The Allstate Corp. .........................................         980,977
         9,121           Ambac Financial Group, Inc. ................................         530,842
         8,400           American General Corp. .....................................         390,180
        40,845           American International Group, Inc. .........................       3,512,670
         9,300           The Chubb Corp. ............................................         720,099
         5,000           CIGNA Corp. ................................................         479,100
        13,800           Lincoln National Corp. .....................................         714,150
        11,450           MBIA, Inc. .................................................         637,536
        12,600           MGIC Investment Corp. ......................................         915,264
-----------------------------------------------------------------------------------------------------
                                                                                            8,880,818
-----------------------------------------------------------------------------------------------------
LODGING -- 0.2%
        14,700           Marriott International, Inc., Class A Shares................         695,898
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 1.4%
         3,600           Alcan Aluminum Ltd. ........................................         151,272
        17,640           Alcoa Inc. .................................................         695,016
         8,600           Applera Corp. -- Applied Biosystems Group...................         230,050
        13,600           Barrick Gold Corp. .........................................         206,040
        15,979           The Dow Chemical Co. .......................................         531,302
        18,122           E.I. du Pont de Nemours & Co. ..............................         874,205
         4,200           Eastman Chemical Co. .......................................         200,046
         6,684           Georgia-Pacific Group.......................................         226,253
        14,902           International Paper Co. ....................................         532,001
         5,606           The Mead Corp. .............................................         152,147
         3,000           Nucor Corp. ................................................         146,670
         4,600           Phelps Dodge Corp. .........................................         190,900
         2,900           Praxair, Inc. ..............................................         136,300
         8,200           Rohm & Haas Co. ............................................         269,780
         4,035           Weyerhaeuser Co. ...........................................         221,804
-----------------------------------------------------------------------------------------------------
                                                                                            4,763,786
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.2%
         5,700           Anadarko Petroleum Corp. ...................................         307,971
         7,300           Apache Corp. ...............................................         370,475

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.2% (CONTINUED)
         6,000           Baker Hughes Inc. ..........................................    $    201,000
         8,300           Burlington Resources Inc. ..................................         331,585
        12,184           Chevron Corp. ..............................................       1,102,652
        10,962           Conoco Inc., Class B Shares.................................         316,802
         6,000           Dynegy Inc., Class A Shares.................................         279,000
        22,788           Enron Corp. ................................................       1,116,612
        15,400           Exelon Corp. ...............................................         987,448
        63,196           Exxon Mobil Corp. ..........................................       5,520,226
         8,610           Halliburton Co. ............................................         306,516
         2,100           Kerr-McGee Corp. ...........................................         139,167
         7,400           Occidental Petroleum Corp. .................................         196,766
         4,800           Phillips Petroleum Co. .....................................         273,600
        37,734           Royal Dutch Petroleum Co. ADR...............................       2,198,760
         9,838           Schlumberger Ltd. ..........................................         517,971
         9,600           Texaco Inc. ................................................         639,360
         5,000           Tosco Corp. ................................................         220,250
         5,349           Transocean Sedco Forex Inc. ................................         220,677
        17,400           TXU Corp. ..................................................         838,506
         8,000           Unocal Corp. ...............................................         273,200
         5,000           USX-Marathon Group Inc. ....................................         147,550
        13,354           The Williams Cos., Inc. ....................................         440,014
-----------------------------------------------------------------------------------------------------
                                                                                           16,946,108
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.2%
         8,800           Agilent Technologies, Inc. (a)..............................         286,000
         4,600           Black & Decker Corp. .......................................         181,516
       181,702           General Electric Co. .......................................       8,857,973
        17,300           ITT Industries, Inc. .......................................         765,525
        13,865           Masco Corp. ................................................         346,070
         4,100           Minnesota Mining & Manufacturing Co. .......................         467,810
         8,200           PerkinElmer, Inc. ..........................................         225,746
        10,800           Parker Hannifin Corp. ......................................         458,352
        38,646           Tyco International Ltd. ....................................       2,106,207
-----------------------------------------------------------------------------------------------------
                                                                                           13,695,199
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 15.9%
        11,300           Adobe Systems Inc. .........................................         531,100
        13,700           Altera Corp. (a)............................................         397,300
        85,269           AOL Time Warner Inc. (a)....................................       4,519,257
        21,440           Amgen Inc. (a)..............................................       1,300,979
        14,526           Applied Materials, Inc. (a).................................         713,227
        17,800           Applied Micro Circuits Corp. (a)............................         306,160
         7,600           Automatic Data Processing, Inc. ............................         377,720
         3,100           Biogen, Inc. (a)............................................         168,516
        23,343           The Boeing Co. .............................................       1,297,871
         4,300           Broadcom Corp., Class A Shares (a)..........................         183,868
       136,528           Cisco Systems, Inc. (a).....................................       2,484,810
        31,082           Compaq Computer Corp. ......................................         481,460

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 15.9% (CONTINUED)
        13,200           Computer Associates International, Inc. ....................    $    475,200
         8,200           Comverse Technology, Inc. ..................................         472,484
        23,900           Corning Inc. ...............................................         399,369
        39,600           Dell Computer Corp. (a).....................................       1,027,620
        15,800           Electronic Data Systems Corp. ..............................         987,500
        34,816           EMC Corp. (a)...............................................       1,011,405
        14,600           First Data Corp. ...........................................         938,050
        12,700           Global Crossing Ltd. (a)....................................         109,728
        23,300           Hewlett-Packard Co. ........................................         666,380
        14,800           Honeywell International Inc. ...............................         517,861
       125,672           Intel Corp. ................................................       3,675,906
        31,788           International Business Machines Corp. ......................       3,592,044
        24,300           JDS Uniphase Corp. (a)......................................         309,825
        13,400           Lam Research Corp. (a)......................................         397,310
         9,000           Linear Technology Corp. ....................................         397,980
        23,300           Lockheed Martin Corp. ......................................         863,265
        44,945           Lucent Technologies Inc. ...................................         278,659
        18,500           LSI Logic Corp. ............................................         347,800
         2,800           Mercury Interactive Corp. (a)...............................         167,720
        23,200           Micron Technology, Inc. (a).................................         953,520
        94,434           Microsoft Corp. (a).........................................       6,855,908
        27,000           Motorola, Inc. .............................................         447,120
         6,200           Network Appliance, Inc. (a).................................          84,940
        34,200           Nextel Communications, Inc. (a).............................         598,500
        43,300           Nortel Networks Corp. ......................................         393,597
       118,060           Oracle Corp. (a)............................................       2,243,140
        12,700           Pitney Bowes Inc. ..........................................         534,924
        14,600           QUALCOMM Inc. (a)...........................................         853,808
        31,872           Qwest Communications International Inc. ....................       1,015,761
        20,800           Sanmina Corp. (a)...........................................         486,928
        15,400           Scientific-Atlanta, Inc. ...................................         625,240
         9,500           Siebel Systems, Inc. (a)....................................         445,550
        37,352           Sprint PCS Group (a)........................................         902,051
        80,900           Sun Microsystems, Inc. (a)..................................       1,271,748
         7,558           Tellabs, Inc. (a)...........................................         145,718
        39,868           Texas Instruments Inc. .....................................       1,255,842
        23,000           TranSwitch Corp. (a)........................................         247,250
         9,222           United Technologies Corp. ..................................         675,604
         5,900           VERITAS Software Corp. (a)..................................         392,527
        42,693           Verizon Communications Inc. ................................       2,284,076
         5,000           Xilinx, Inc. (a)............................................         206,200
-----------------------------------------------------------------------------------------------------
                                                                                           52,318,326
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
        12,200           Burlington Northern Santa Fe Corp. .........................         368,074
        28,466           Ford Motor Co. .............................................         698,840

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6% (CONTINUED)
        10,642           General Motors Corp. .......................................    $    684,813
         6,800           Union Pacific Corp. ........................................         373,388
-----------------------------------------------------------------------------------------------------
                                                                                            2,125,115
-----------------------------------------------------------------------------------------------------
UTILITIES -- 3.2%
        16,600           The AES Corp. (a)...........................................         714,630
         7,369           ALLTEL Corp. ...............................................         451,425
        61,600           AT&T Corp. .................................................       1,355,200
        27,218           BellSouth Corp. ............................................       1,096,069
        14,300           Calpine Corp. (a)...........................................         540,540
        12,300           Dominion Resources, Inc. ...................................         739,599
        13,200           Entergy Corp. ..............................................         506,748
        22,800           FirstEnergy Corp. ..........................................         733,248
        13,425           FPL Group, Inc. ............................................         808,319
         2,812           Mirant Corp. ...............................................          96,733
         7,800           The Montana Power Co. ......................................          90,480
        64,846           SBC Communications Inc. ....................................       2,597,733
         7,773           The Southern Co. ...........................................         180,722
        56,052           Worldcom, Inc. -- WorldCom Group (a)........................         838,545
-----------------------------------------------------------------------------------------------------
                                                                                           10,749,991
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $183,786,570)...................     196,404,746
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 1.2%
        10,000           CalEnergy Capital II, 6.250%................................         435,000
        11,000           Equity Office Properties Trust, 5.250%......................         533,500
        21,764           Equity Residential Properties Trust, 7.250%.................         549,323
        12,000           General Growth Properties, Inc., 7.250%.....................         307,800
         8,000           National Australia Bank Ltd., 7.875%........................         249,200
        11,000           Newell Financial Trust, 5.250%..............................         409,750
         9,000           Reckson Associates Realty Corp., 7.625%.....................         208,350
        25,000           Washington Mutual Capital, 5.375%...........................       1,334,375
-----------------------------------------------------------------------------------------------------
                                                                                            4,027,298
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         168,200
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.2%
         4,500           Tribune Co., 2.000%.........................................         534,915
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         4,000           AES Trust VII, 6.000%.......................................         224,000
         4,000           Calpine Capital Trust II, 5.500%............................         224,500
         2,000           Calpine Capital Trust II, 5.500% (c)........................         112,250
         2,000           Mirant Trust I Pfd., 6.250%.................................         144,000
-----------------------------------------------------------------------------------------------------
                                                                                              704,750
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,297,141)......       5,435,163
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 11.7%
-------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 0.3%
$ 1,000,000       BBB-       R.J. Reynolds Tobacco Holdings Inc., Company Guaranteed,
                               7.750% due 5/15/06........................................  $  1,010,000
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.5%
  5,000,000       BBB        Nationwide Health Properties, Inc., Notes, 6.900% due
                               10/1/37...................................................     4,756,250
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
  3,000,000       BBB        CSX Corp., Notes, 6.950% due 5/1/27.........................     3,052,500
-------------------------------------------------------------------------------------------------------
MEDIA -- 1.2%
  4,000,000       BBB-       Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                               6/15/08...................................................     3,930,000
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 4.7%
  5,000,000       A-         British Telecom PLC, Notes, 8.625% due 12/15/30.............     5,468,750
  5,000,000       BBB+       Computer Associates International Inc., Sr. Notes, 6.375%
                               due 4/15/05...............................................     4,743,750
  5,000,000       A-         Deutsche Telekom International Finance Inc., Bonds, 8.250%
                               due 6/15/30...............................................     5,156,250
-------------------------------------------------------------------------------------------------------
                                                                                             15,368,750
-------------------------------------------------------------------------------------------------------
UTILITIES -- 3.1%
  5,000,000       AA-        BellSouth Capital Funding Corp., Debentures, 6.040% due
                               11/15/26..................................................     5,018,750
  5,000,000       A-         France Telecom, 8.500% due 3/1/31...........................     5,262,500
-------------------------------------------------------------------------------------------------------
                                                                                             10,281,250
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                               (Cost -- $38,053,983).....................................    38,398,750
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 3.2%
-------------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
    600,000       A          Diamond Offshore Drilling, Inc., Sub. Notes:
                               Zero coupon due 6/6/20 (c)................................       290,250
    300,000       A            1.500% 4/15/31............................................       273,750
    350,000       BBB+       Global Marine Inc., Debentures:
                               Zero coupon due 6/23/20...................................       167,125
    300,000       BBB+         Zero coupon due 6/23/20 (c)...............................       143,250
    100,000       BB-        Hanover Compressor Co., 4.750% due 3/15/01..................       103,875
-------------------------------------------------------------------------------------------------------
                                                                                                978,250
-------------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 0.2%
    350,000       BBB+       Cox Communications, Inc., Notes 0.425% due 4/19/20..........       146,562
    150,000       BBB-       Liberty Media:
                               4.000% due 11/15/29.......................................       115,500
    100,000       BBB-         3.500% due 1/15/31........................................        80,750
  1,050,000       BBB-       Royal Carribbean, zero coupon due 2/2/21....................       385,875
-------------------------------------------------------------------------------------------------------
                                                                                                728,687
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.7%
    360,000(EUR)  A-         AXA SA, 2.500% due 1/1/14...................................       522,688
    300,000       A-         Hellenic Finance, 2.000% due 7/15/03 (c)....................       258,075
    192,000(EUR)  A-         Hellenic Finance, 2.000% due 7/15/03 (c)....................       164,782

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT          RATING(b)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.7% (CONTINUED)
$   200,000       A          Hutchison Whampoa International, Notes, 2.875% due 9/15/03
                               (c).......................................................  $    190,375
  2,350,000       AA-        Merrill Lynch, zero coupon due 5/23/31......................     1,201,438
-------------------------------------------------------------------------------------------------------
                                                                                              2,337,358
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.1%
    300,000       NR         Roche Holding AG, Notes, zero coupon due 1/19/15 (c)........       222,750
-------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.8%
    300,000       AA-        Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                               (c).......................................................       331,500
    300,000       BB+        Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........       240,375
    250,000       A          Lowe's Cos., zero coupon due 2/16/21........................       185,312
    200,000       BBB+       PerkinElmer, Inc., Bonds, zero coupon due 8/7/20............       103,750
                             Solectron Corp., Notes:
  2,410,000       BBB          Zero coupon due 5/8/20....................................     1,205,000
    440,000       BBB          Zero coupon due 11/20/20..................................       183,150
    700,000       BBB+       Tyco International Group, zero coupon 2/12/21...............       505,750
-------------------------------------------------------------------------------------------------------
                                                                                              2,754,837
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.0%
                             Analog Devices Inc., Notes:
    450,000       BBB          4.750% due 10/1/05........................................       413,438
    300,000       BBB          4.750% due 10/1/05 (c)....................................       275,625
    600,000       BB+        Anixter International Inc., zero coupon due 6/28/20.........       171,000
    440,000       BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............       185,900
    100,000       BB+        Commscope Inc., 4.000% due 12/15/06.........................        86,625
  2,500,000       A          Corning Inc., Bonds, zero coupon due 11/8/15................     1,409,375
    220,000       A-         ST Microelectronics NV, Notes, zero coupon due 11/16/10
                               (c).......................................................       147,675
    700,000       A+         Verizon Global, zero coupon due 5/15/21.....................       383,250
-------------------------------------------------------------------------------------------------------
                                                                                              3,072,888
-------------------------------------------------------------------------------------------------------
UTILITIES -- 0.1%
  1,200,000       BBB        El Paso Corp., zero coupon due 2/28/21......................       499,500
-------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $11,010,845).....    10,594,270
-------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
  5,000,000                  PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............     5,252,283
    632,060                  Willmington Trust, 9.250% due 1/2/07........................       633,040
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost --
                               $5,631,669)...............................................     5,885,323
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 18.0%
 22,564,920                  U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.....    24,165,450
                             U.S. Treasury Notes:
 16,401,000                    3.625% due 1/15/08........................................    16,775,107
  6,552,840                    3.625% due 4/15/28........................................     6,710,501
 55,200,000                  U.S. Treasury Strips, 0.000% due 11/15/27...................    11,582,064
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $53,269,907).....    59,233,122
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                               SECURITY                               VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.7%
                  Federal Home Loan Mortgage Corp. (FHLMC):
$   478,531         8.000% due 9/1/04....................................................  $    495,577
      5,312         8.500% due 9/1/02....................................................         5,477
                  Federal National Mortgage Association (FNMA):
     52,146         8.500% due 3/1/05....................................................        54,038
  2,337,950         6.000% due 1/1/13 DWARF..............................................     2,304,331
    771,745         6.500% due 12/1/27...................................................       763,063
    907,504         6.000% due 3/1/28....................................................       872,339
    156,368         6.000% due 4/1/28....................................................       150,309
    127,520         5.500% due 5/1/28....................................................       118,872
    465,624         6.000% due 5/1/28....................................................       447,581
    750,889         5.500% due 6/1/28....................................................       699,964
    398,618         6.000% due 6/1/28....................................................       383,173
    392,971         6.000% due 7/1/28....................................................       377,745
  1,001,371         5.500% due 8/1/28....................................................       933,459
  1,108,919         6.000% due 8/1/28....................................................     1,065,951
                  Government National Mortgage Association (GNMA):
    122,229         7.500% due 5/15/23...................................................       125,514
    100,951         9.000% due 11/15/19..................................................       105,935
     55,977         9.500% due 1/15/20...................................................        58,934
     28,603         9.500% due 3/15/20...................................................        30,114
-------------------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $9,119,070)....................     8,992,376
-------------------------------------------------------------------------------------------------------
                  SUB-TOTAL INVESTMENTS (Cost -- $306,169,185)...........................   324,943,750
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
  3,867,000       Morgan Stanley Dean Witter & Co., 3.900% due 7/2/01; Proceeds at
                    maturity -- $3,868,257; (Fully collateralized by U.S. Treasury Notes,
                    15.750% due 11/15/01; Market value -- $3,949,082)                         3,867,000
                    (Cost -- $3,867,000).................................................
-------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $310,036,185**).....................  $328,810,750
-------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except those identified by an (*) which are rated by Moody's
     Investors Service, Inc.
(c) Security is exempt from registration under Rule 144 of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviation used in this schedule:
     ------------------------------------------------------------
     EUR - Euro

     See page 23 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 74.5%
--------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - EQUIPMENT -- 0.5%
$   200,000   B          BE Aerospace Inc., Sr. Sub. Notes, 8.875% due 5/1/11........  $   199,000
--------------------------------------------------------------------------------------------------
APPLIANCES -- 0.4%
    175,000   B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (b)........      179,375
--------------------------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 0.3%
    150,000   BBB-       Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due
                           6/1/03....................................................      145,500
--------------------------------------------------------------------------------------------------
AUTO/TRUCK PARTS AND EQUIPMENT - ORIGINAL -- 2.5%
    375,000   B-         Advance Stores Co., Inc., Company Guaranteed, Series B,
                           10.250% due 4/15/08.......................................      367,500
    100,000   B          Collins & Aikman Products, Company Guaranteed, 11.500% due
                           4/15/06...................................................       95,000
    175,000   B-         Eagle-Picher Industries, Company Guaranteed, 9.3750% due
                           3/1/08....................................................      118,563
                         Hayes Lemmerz International Inc., Company Guaranteed:
    225,000   B-           11.875% due 6/15/06.......................................      219,375
    325,000   B-           9.125% due 7/15/07........................................      247,000
     35,000   BB+        Navistar Financial Corp., Sr. Sub. Notes, 9.000% due
                           6/1/02....................................................       34,956
--------------------------------------------------------------------------------------------------
                                                                                         1,082,394
--------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 1.6%
    400,000   BB-        KB Home Inc., Sr. Sub. Notes, 9.500% due 2/15/01............      404,000
    300,000   B+         Schuler Homes, Sr. Notes, 9.375% due 7/15/09 (b)............      301,500
--------------------------------------------------------------------------------------------------
                                                                                           705,500
--------------------------------------------------------------------------------------------------
CASINO HOTELS -- 9.4%
    300,000   B-         Alliance Gaming Corp., Company Guaranteed, 10.000% due
                           8/1/07....................................................      298,500
    200,000   BB         Felcon Lodging LP, Notes, 9.500% due 9/15/08................      202,000
    300,000   BB         HMH Properties, Company Guaranteed, 7.875% due 8/1/05.......      295,500
    400,000   BB+        Harrahs Operating Co. Inc., Company Guaranteed, 7.875% due
                           12/15/05..................................................      407,500
    250,000   BB         Host Marriott LP, Company Guaranteed, Series G, 9.250% due
                           10/1/07...................................................      252,500
     75,000   BBB-       ITT Corp., Notes, 6.750% due 11/15/05.......................       72,937
                         Mandalay Resort Group,:
    200,000   BB+          Sr. Notes, 9.500% due 8/1/08..............................      210,250
    100,000   BB-          Sr. Sub. Notes, Series B, 6.750% due 7/15/03..............       97,500
    250,000   BB-          Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............      263,125
    125,000   BB-        Meristar Hospitality Corp., Sr. Notes, 9.000% due 1/15/08...      126,563
    400,000   BB+        MGM Mirage Inc., Company Guaranteed, 8.375% due 2/1/11......      404,500
                         Park Place Entertainment, Sr. Sub Notes:
    425,000   BB+          7.875% due 12/15/05.......................................      427,125
    150,000   BB+          8.875% due 9/15/08........................................      154,500
                         Prime Hospitality Corp.:
     50,000   BB           First Mortgage, 9.250% due 1/15/06........................       50,750
    425,000   B+           Sr. Sub. Notes, Series B, 9.750% due 4/1/07...............      435,625
                         Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                           Guaranteed:
    200,000   B-           12.250% due 11/15/04......................................      215,000
    150,000   CCC+         Step bond to yield 14.250% due 11/15/05...................      159,000
--------------------------------------------------------------------------------------------------
                                                                                         4,072,875
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CHEMICALS -- 2.8%
                         Georgia Gulf Corp.:
$   250,000   BB-          Company Guaranteed, 10.325% due 11/1/07...................  $   256,250
     50,000   BBB-         Notes, 7.625% due 11/15/05................................       50,063
     50,000   B          Huntsman Chemicals Inc., Company Guaranteed, 10.125% due
                           7/1/09....................................................       49,500
    125,000   BB-        ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/02............      125,938
                         Lyondell Chemical Co.:
    350,000   BB           Secured Notes, Series B, 9.875% due 5/1/07................      348,250
    250,000   B+           Sr. Sub. Notes, 10.875% due 5/1/09........................      246,250
    100,000   BBB-       Millennium America Inc., Sr. Notes, 9.250% due 6/15/08......      100,000
     75,000   CCC+       United Industries Corp., Sr. Sub. Notes, 9.875% due
                           4/1/09....................................................       61,125
--------------------------------------------------------------------------------------------------
                                                                                         1,237,376
--------------------------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.3%
    175,000   CCC+       Comdisco Inc., Sr. Notes, 9.500% due 8/15/03................      138,250
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - MISCELLANEOUS -- 0.2%
    100,000   CCC+       Remington Product Co. LLC, Sr. Sub. Notes, Series B, 11.000%
                           due 5/15/06...............................................       97,625
--------------------------------------------------------------------------------------------------
CONTAINERS - PAPER/ PLASTIC -- 1.3%
    350,000   B          Four M Corp., Sr. Notes, Series B, 12.000% due 6/1/06.......      344,750
                         Stone Container Corp., Sr. Notes:
    150,000   B            9.250% due 2/1/08 (b).....................................      153,188
     75,000   B            9.750% due 2/1/11 (b).....................................       76,875
--------------------------------------------------------------------------------------------------
                                                                                           574,813
--------------------------------------------------------------------------------------------------
COSMETICS/TOILETRIES -- 0.2%
    100,000   B          American Tissue Inc., Company Guaranteed, 12.500% due
                           7/15/06...................................................       92,500
--------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
    150,000   B-         Blount Inc., Company Guaranteed, 7.000% due 6/15/01.........      112,875
    100,000   B-         Prestolite Electric Inc., Company Guaranteed, 9.625% due
                           2/1/08....................................................       75,500
    150,000   B          SCG Holding & Semiconductor Co., Company Guaranteed, 12.000%
                           due 8/1/09................................................       90,750
--------------------------------------------------------------------------------------------------
                                                                                           279,125
--------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.6%
    250,000   BB-        Flextronics International Ltd., Sr. Sub. Notes, Series B,
                           8.750% due 10/15/07.......................................      242,500
--------------------------------------------------------------------------------------------------
ENERGY -- 0.9%
    250,000   BBB-       Tuscon Electric Power Co., Collateral Trust, Series B,
                           7.500% due 8/1/08.........................................      244,375
    135,000   BBB-       PSE&G Energy Holdings, Inc., Sr. Notes, 10.000% due
                           10/1/09...................................................      145,463
--------------------------------------------------------------------------------------------------
                                                                                           389,838
--------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 0.5%
    350,000   B-         Archibald Candy Corp., Company Guaranteed, 10.250% due
                           7/1/04....................................................      224,000
--------------------------------------------------------------------------------------------------
FOOD - MEAT PRODUCTS -- 0.5%
    200,000   BB         Premium Standard Farms Inc., Sr. Notes, 9.250% due 6/15/11
                           (b).......................................................      198,500
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
FOOD - WHOLESALE/DISTRIBUTION -- 2.9%
$   350,000   CCC+       Aurora Food Inc., Sr. Notes, 8.750% due 7/1/08..............  $   299,250
                         Fleming Cos. Inc.:
    150,000   B            Company Guaranteed, 10.500% due 12/1/04...................      153,750
    375,000   B+           Sr. Notes, 10.125% due 4/1/08 (b).........................      386,250
    125,000   CCC+       New World Pasta Co., Company Guaranteed, 9.250% due
                           2/15/09...................................................       79,375
    325,000   B          Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......      316,875
--------------------------------------------------------------------------------------------------
                                                                                         1,235,500
--------------------------------------------------------------------------------------------------
FORESTRY -- 1.0%
    225,000   B+         Millar Western Forest Products, Sr. Notes, 9.875% due
                           5/15/08...................................................      211,500
    150,000   BB+        Tembec Industries Inc., Company Guaranteed, 8.500% due
                           2/1/11....................................................      153,750
--------------------------------------------------------------------------------------------------
                                                                                           365,250
--------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 1.6%
    525,000   B          Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                           4/15/09...................................................      482,344
    200,000   BB-        Station Casinos, Inc., Sr. Notes, 8.375% due 2/15/08 (b)....      201,750
--------------------------------------------------------------------------------------------------
                                                                                           684,094
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.3%
                         HCA Inc., Notes:
    350,000   BB+          7.000% due 7/1/07.........................................      340,375
    200,000   BB+          8.750% due 9/1/10.........................................      212,500
    325,000   BB+        HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08......      351,406
                         Magellan Health Services:
     75,000   B+           Sr. Notes, 9.375% due 2/15/08 (b).........................       76,594
    250,000   B-           Sr. Sub. Notes, 9.000% due 2/15/08........................      236,875
    225,000   BB+        Tenet Healthcare Corp., Sr. Notes, 8.625% due 12/1/03.......      232,031
--------------------------------------------------------------------------------------------------
                                                                                         1,449,781
--------------------------------------------------------------------------------------------------
HOUSING -- 1.0%
    250,000   B-         Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due
                           5/1/09....................................................      226,250
    225,000   BB-        Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                           4/1/08....................................................      226,688
--------------------------------------------------------------------------------------------------
                                                                                           452,938
--------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 0.4%
                         Viasystems Group, Inc., Sr. Sub. Notes:
    300,000   B-           9.750% due 6/1/07.........................................      148,500
     50,000   B-           Series B, 9.750% due 6/1/07...............................       24,750
--------------------------------------------------------------------------------------------------
                                                                                           173,250
--------------------------------------------------------------------------------------------------
MACHINERY -- 0.8%
    350,000   BB         AGCO Corp., Sr. Sub. Notes, 9.500% due 5/1/08 (b)...........      339,500
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.4%
    150,000   B+         American Axle & Manufacturing Holdings, Inc., Company
                           Guaranteed, 9.750% due 3/1/09.............................      151,500
    475,000   B          BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                           1/15/09...................................................      425,000
    114,000   B-         Cherokee International LLC, Sr. Sub. Notes, Series B,
                           10.500% due 5/1/09........................................       86,640

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 2.4% (CONTINUED)
$   150,000   CCC+       Foamex LP, Company Guaranteed, 13.500% due 8/15/05..........  $   119,250
    275,000   B-         Transdigm Inc., Company Guaranteed, 10.375% due 12/1/08.....      270,875
--------------------------------------------------------------------------------------------------
                                                                                         1,053,265
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 7.5%
                         Adelphia Communications Corp., Sr. Notes, Series B:
    100,000   B2*          8.125% due 7/15/03........................................       99,000
    550,000   B+           8.375% due 2/1/08.........................................      506,000
    350,000   CCC-       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...      316,750
     50,900   NR         AMFM Inc., Debentures, 12.625% due 10/31/06.................       56,117
    250,000   BBB-       Chancellor Media Corp., Company Guaranteed, 8.000% due
                           11/1/08...................................................      260,000
    525,000   B+         Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............      517,125
    375,000   B3*        Paxson Communication Corp., Sr. Sub. Notes, 11.625% due
                           10/1/02...................................................      380,625
    500,000   CCC+       Pegasus Media & Communications Corp., Sr. Sub. Notes, Series
                           B, 12.500% due 7/1/05.....................................      500,000
    300,000   B          Telewest Communications PLC, Debentures, step bond to yield
                           11.000% due 10/1/07.......................................      254,250
    350,000   B-         T/SF Communications Corp., Company Guaranteed, Series B,
                           10.375% due 11/1/07.......................................      338,625
--------------------------------------------------------------------------------------------------
                                                                                         3,228,492
--------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 0.7%
    375,000   CCC+       Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........      315,000
--------------------------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.2%
                         Allied Waste North American Co., Company Guaranteed, Series
                           B:
    400,000   BB-          8.875% due 4/1/08.........................................      412,500
    100,000   B+           10.000% due 8/1/09........................................      103,250
--------------------------------------------------------------------------------------------------
                                                                                           515,750
--------------------------------------------------------------------------------------------------
OIL AND GAS DRILLING -- 4.3%
    225,000   CCC-       Belden & Blake Corp., Company Guaranteed, Series B, 9.875%
                           due 6/15/07...............................................      184,500
                         Cross Timbers Oil Co., Sr. Sub. Notes, Series B:
     50,000   B+           9.250% due 4/1/07.........................................       52,000
    275,000   B+           8.750% due 11/1/09........................................      282,563
    325,000   BB-        Key Energy Services Inc., Sr. Notes, Series B, 8.325% due
                           3/1/08....................................................      329,875
    300,000   BB         Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....      331,500
    200,000   B-         Range Resourses Corp., Company Guaranteed, 8.750% due
                           1/15/07...................................................      194,000
    250,000   BB-        Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........      257,500
    250,000   BB-        Vintage Petroleum, Inc., Sr. Sub. Notes, 7.875% due 5/15/11
                           (b).......................................................      243,750
--------------------------------------------------------------------------------------------------
                                                                                         1,875,688
--------------------------------------------------------------------------------------------------
PRINTING - COMMERCIAL -- 0.8%
    200,000   B          Cadmus Comm Corp., Company Guaranteed, 9.750% due 6/1/09....      188,000
    200,000   B-         Phoenix Color Corp., Company Guaranteed, 10.375% due
                           2/1/09....................................................      163,000
--------------------------------------------------------------------------------------------------
                                                                                           351,000
--------------------------------------------------------------------------------------------------
PAPER AND RELATED PRODUCTS -- 0.1%
    100,000   B          Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04........       62,000
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PUBLISHING - PERIODICALS -- 0.7%
$   300,000   BB-        Primedia Inc., Sr. Notes, 8.875% due 5/15/11 (b)............  $   279,000
--------------------------------------------------------------------------------------------------
RADIO -- 1.2%
    175,000   CCC+       Cumulus Media Inc., Company Guaranteed, 10.375% due
                           7/1/08....................................................      175,000
    200,000   B-         Radio One Inc., Sr. Sub. Notes, 8.875% due 7/1/11 (b).......      201,000
    175,000   B-         Spanish Broadcasting Systems, Company Guaranteed, 9.625% due
                           11/1/09...................................................      163,625
--------------------------------------------------------------------------------------------------
                                                                                           539,625
--------------------------------------------------------------------------------------------------
RETAIL -- 3.8%
    525,000   B          Advance Glassfiber Yarn Inc., Sr. Sub. Notes, 9.875% due
                           1/15/09...................................................      448,875
    325,000   CCC+       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                           10/15/07..................................................      277,875
                         JC Penny Co. Inc.:
    200,000   BBB-         Debentures, 6.900% due 8/15/26............................      192,750
    100,000   BBB-         Debentures, 7.400% due 4/1/37.............................       91,875
    150,000   BBB-         Notes, 7.250% due 4/1/02..................................      150,000
    100,000   BBB-         Notes, 7.600% due 4/1/07..................................       93,625
    100,000   BBB-         Notes, Series MTNA, 6.500% due 6/15/02....................       99,375
    200,000   BB-        Levi Strauss & Co., Notes, 6.800% due 11/1/03...............      179,000
    150,000   BB+        Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........      137,250
--------------------------------------------------------------------------------------------------
                                                                                         1,670,625
--------------------------------------------------------------------------------------------------
RETAIL - DRUG STORE -- 0.7%
    375,000   B-         Rite Aid Corp., Notes, 7.125% due 1/15/07...................      315,000
--------------------------------------------------------------------------------------------------
RETAIL - RESTAURANTS -- 0.7%
    300,000   BB         Tricon Global Restaurants, Sr. Notes, 8.875% due 4/15/11....      309,000
--------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.8%
    350,000   BB-        Amkor Technology, Inc., Sr. Notes, 9.250% due 2/15/08.......      330,750
--------------------------------------------------------------------------------------------------
SERVICES -- 2.5%
    325,000   B-         Advance Holding Corp., Debentures, Series B, step bond to
                           yield 12.875% due 4/15/09.................................      232,375
    450,000   B+         AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........      470,250
    424,896   Caa3*      FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                           7/15/04...................................................       53,112
    125,000   BB+        Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05.........      129,688
    225,000   B-         Williams Scotsman, Inc., Company Guaranteed, 9.875% due
                           6/1/07....................................................      214,875
--------------------------------------------------------------------------------------------------
                                                                                         1,100,300
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.8%
    325,000   B          American Cellular Corp., Sr. Sub. Notes, 9.500% due
                           10/15/09..................................................      307,125
    199,000   B-         Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                           12/15/08..................................................      185,070
    950,000   B+         Charter Communications Holdings LLC, Sr. Discount Notes,
                           step bond to yield 9.920% due 4/1/11......................      627,500
                         Classic Cable Inc., Company Guaranteed:
    125,000   CC           10.500% due 3/1/10........................................       36,875
    275,000   CC           Series B, 9.375% due 8/1/09...............................       81,125
    425,000   B          Dobson Communications Corp., Sr. Notes, 10.875% due
                           7/1/10....................................................      427,125
    200,000   BB         Global Grossing Holdings Ltd., Company Guaranteed, 9.500%
                           due 11/15/09..............................................      157,500
    275,000   CCC        Horizon PCS Inc., Units, step bond to yield 14.000% due
                           10/1/10...................................................      108,625
    100,000   CCC+       Level 3 Communications, Inc., Sr. Notes, 9.125% due
                           5/1/08....................................................       42,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT      RATING(a)                            SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.8% (CONTINUED)
$   100,000   BB+        Lucent Technologies, Inc., Notes, 7.250% due 7/15/06........  $    75,000
                         McLeodUSA Inc., Sr. Notes:
    175,000   B+           11.375% due 1/1/09........................................      111,125
    200,000   B+           11.500% due 5/1/09........................................      123,000
    475,000   B+         Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................      458,375
    925,000   B          Nextel Communications, Inc., Sr. Notes, 9.375% due
                           11/15/09..................................................      735,375
    375,000   B3*        Tritel PCS Inc., Company Guaranteed, 10.375% due 1/15/11....      345,000
--------------------------------------------------------------------------------------------------
                                                                                         3,820,820
--------------------------------------------------------------------------------------------------
TELEVISION -- 0.9%
    100,000   B+         Frontiervision Holdings LP, Sr. Discount Notes, step bond to
                           yield 11.875% due 9/15/07.................................      103,000
                         Lin Television Corp.:
    200,000   B-           Company Guaranteed, 8.375% due 3/1/08.....................      189,000
    150,000   B-           Sr. Discount Notes, step bond to yield 10.000% due 3/1/08
                              (b)....................................................      108,750
--------------------------------------------------------------------------------------------------
                                                                                           400,750
--------------------------------------------------------------------------------------------------
TEXTILES -- 2.2%
    325,000   B+         Avondale Mills, Inc., Company Guaranteed, 10.250% due
                           5/1/06....................................................      308,750
    225,000   B-         Supreme International Corp., Company Guaranteed, Series B,
                           12.250% due 4/1/06........................................      214,875
    450,000   B-         Tropical Sportswear International Corp., Company Guaranteed,
                           Series A, 11.000% due 6/15/08.............................      416,250
--------------------------------------------------------------------------------------------------
                                                                                           939,875
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
    575,000   B          Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............      451,375
    250,000   B-         Pacer International, Inc., Company Guaranteed, 11.750% due
                           6/1/07....................................................      242,619
--------------------------------------------------------------------------------------------------
                                                                                           693,994
--------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $32,983,395).......   32,360,418
--------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.4%
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
    225,000   B          MascoTech, Inc., 4.500% due 12/15/03 (Cost -- $177,158).....      183,375
--------------------------------------------------------------------------------------------------
  SHARES                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.2%
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.2%
      9,494              Viasystems Group, Inc., Series B, 8.000% (c)................       71,210
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
        275              Broadwing Communications, Corp., 12.500%....................      272,938
      3,000              Global Crossing Holding Ltd., 10.500%.......................      173,250
--------------------------------------------------------------------------------------------------
                                                                                           446,188
--------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $716,075)....................      517,398
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             HIGH YIELD BOND TRUST

 WARRANTS                                          SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
        275              Horizon PCS Inc., Expires 10/1/10 (b) (c)...................  $     5,466
        125              Jostens Inc., Expires 5/1/10 (c)............................        1,891
--------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS (Cost -- $7,559).............................        7,357
--------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $33,884,187).................   33,068,548
--------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                           SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 23.9%
$10,350,000              CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                           maturity -- $10,353,416; (Fully collateralized by U.S.
                           Treasury Notes, 6.500% due 8/31/01; Market
                           value -- $10,557,526) (Cost -- $10,350,000)...............   10,350,000
--------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $44,234,187**)...........  $43,418,548
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an astrerisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S     BONDS & NOTES
-------------------------------------------------
   BBB                Baa             5.1%
    BB                Ba             29.9
    B                  B             55.4
   CCC                Caa             9.0
    CC                Ca              0.4
    NR                NR              0.2
-------------------------------------------------
                                    100.0%
-------------------------------------------------

    See page 23 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CCC and      balance, as predominantly speculative with respect to
CC           capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 72.5%
-------------------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 3.2%
     660,740   Microsoft Corp. (a).........................................  $   47,969,724
-------------------------------------------------------------------------------------------
BEVERAGE -- 2.7%
     920,370   Coca-Cola Co. ..............................................      41,416,650
-------------------------------------------------------------------------------------------
COMPUTERS -- 8.6%
     506,125   Sun Microsystems, Inc. .....................................       7,956,285
   1,083,510   EMC Corp. ..................................................      31,475,966
   1,367,945   VERITAS Software Corp. (a)..................................      91,009,381
-------------------------------------------------------------------------------------------
                                                                                130,441,632
-------------------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.4%
     292,205   America Movil S.A. de C.V. .................................       6,095,396
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 5.6%
   1,754,487   General Electric Co. .......................................      85,531,241
-------------------------------------------------------------------------------------------
ELECTRIC -- 0.8%
     309,700   Calpine Corp. (a) ..........................................      11,706,660
-------------------------------------------------------------------------------------------
ELECTRONICS -- 3.6%
   1,404,745   Flextronics International Ltd. (a) .........................      36,677,892
     800,000   Sanmina Corp. (a) ..........................................      18,728,000
-------------------------------------------------------------------------------------------
                                                                                 55,405,892
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc. (a).............................              67
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.0%
   2,171,760   Charles Schwab Corp. .......................................      33,227,928
     435,910   Goldman Sachs Group, Inc. ..................................      37,401,078
     606,255   Merrill Lynch & Co., Inc. ..................................      35,920,609
-------------------------------------------------------------------------------------------
                                                                                106,549,615
-------------------------------------------------------------------------------------------
INSURANCE -- 3.0%
     532,786   American International Group, Inc. .........................      45,819,628
-------------------------------------------------------------------------------------------
MEDIA -- 18.0%
   4,207,102   AOL Time Warner Inc. (a)....................................     222,976,406
     970,380   Viacom Inc., Class B Shares.................................      50,217,165
-------------------------------------------------------------------------------------------
                                                                                273,193,571
-------------------------------------------------------------------------------------------
OIL AND GAS -- 5.7%
      71,420   Anadarko Petroleum Corp. ...................................       3,858,823
     268,640   BP PLC, Sponsored ADR.......................................      13,391,704
     385,175   Royal Dutch Petroleum Co. ..................................      22,444,147
     541,395   Exxon Mobil Corp. ..........................................      47,290,853
-------------------------------------------------------------------------------------------
                                                                                 86,985,527
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.2%
     789,615   Pfizer, Inc. ...............................................  $   31,624,081
     250,000   Cardinal Health, Inc. ......................................      17,250,000
-------------------------------------------------------------------------------------------
                                                                                 48,874,081
-------------------------------------------------------------------------------------------
PIPELINES -- 2.9%
     907,950   Enron Corp. ................................................      44,489,550
-------------------------------------------------------------------------------------------
RETAIL -- 1.9%
     630,097   The Home Depot, Inc. .......................................      29,331,039
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.9%
      74,475   CIENA Corp. (a).............................................       2,830,050
   2,956,160   Nokia Oyj, Sponsored ADR....................................      65,153,766
     680,200   Qwest Communications International Inc. ....................      21,677,974
-------------------------------------------------------------------------------------------
                                                                                 89,661,790
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $914,444,052)...................   1,103,472,063
-------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 13.1%
$200,000,000   Federal Home Loan Mortgage Corp. (FHLMC), Discount Note,
                 3.940% due 7/2/01 (Cost -- $199,951,532)..................     199,951,532
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $1,114,395,584)..............   1,303,423,595
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 14.4%
$ 58,376,000   J.P. Morgan Chase & Co., 3.600% due 7/2/01; Proceeds at
                 maturity -- $58,393,513; (Fully collateralized by US.
                 Treasury Notes, 10.750% due 8/15/05; Market value --
                 $59,546,856)..............................................      58,376,000
 160,000,000   Morgan Stanley Dean Witter & Co., 3.900% due 7/2/01;
                 Proceeds at maturity -- $160,052,000; (Fully
                 collateralized by US. Treasury Notes, 8.750% due 5/15/20;
                 Market value -- $163,205,618).............................     160,000,000
-------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $218,376,000)..........     218,376,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,332,771,584**)........  $1,521,799,595
-------------------------------------------------------------------------------------------

(a) Non-income producing security.

**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MONEY MARKET PORTFOLIO

   FACE                                                                      ANNUALIZED
  AMOUNT                                SECURITY                               YIELD         VALUE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.0%
$   820,000   Abbey National N.A. matures 9/17/01.........................     3.59%      $  8,137,035
  4,000,000   Air Liquide US LLC matures 7/10/01..........................      3.96         3,996,480
  9,000,000   American Express Credit Corp. matures 7/5/01................      3.97         8,997,030
  9,000,000   Asset Securitization matures 7/6/01.........................      3.98         8,996,020
  4,500,000   Bleuridfe Asset Funding Corp. matures 7/5/01................      4.70         4,498,238
  7,500,000   Boeing Capital Corp. matures 7/13/01........................      3.87         7,491,132
  8,000,000   CitiGroup Holdings Inc. matures 8/3/01......................      3.85         7,972,623
  9,000,000   Coca-Cola Corp. matures 7/30/01.............................      3.67         8,974,310
  9,000,000   DE FDG Corp. matures 7/25/01................................      3.71         8,978,668
 10,000,000   Emerald CTF Program mature 7/16/01 to 8/2/01................  3.94 to 3.88     9,975,632
  9,000,000   Emerson Electronic Co. matures 7/12/01......................      3.97         8,990,075
  9,000,000   Ford Motor Credit Corp. matures 8/10/01.....................      3.62         8,964,706
 10,000,000   General Electric Capital Corp. matures 7/31/01..............      3.74         9,969,873
  5,000,000   General Motos Accept. Corp. matures 12/17/01................      4.08         5,004,439
  8,000,000   Goldman Sachs matures 7/18/01...............................      4.17         7,985,174
 10,000,000   Halliburton Co. matures 8/20/01.............................      3.89         9,947,052
  7,000,000   Lehman Brothers Holdings Inc. matures 7/19/01...............      4.65         6,984,629
  9,000,000   Marsh & McLennan Co. Inc. mature 8/8/01 to 12/3/01..........  3.72 to 3.79     8,904,851
  5,000,000   McDonald's Corp. matures 3/7/02.............................      4.81         5,000,000
  5,000,000   Merck & Co. Inc. matures 2/22/02............................      5.10         5,000,000
  5,000,000   Merrill Lynch & Co. matures 9/13/01.........................      4.13         5,000,244
  7,000,000   National Rural Utilities Coop Corp. matures 7/10/01.........      4.00         6,993,777
  9,000,000   New Castle Corp. matures 7/23/01............................      3.85         8,979,787
  9,000,000   Preferred Receivable Funding matures 7/19/01................      3.89         8,983,552
  9,000,000   Sheffield Receivable matures 7/27/01........................      3.78         8,976,376
  9,000,000   Texaco Inc. matures 8/15/01.................................      3.67         8,959,630
  9,000,000   Toyota Motor Credit Corp. matures 7/27/01...................      3.67         8,977,063
 12,000,000   Verizon Global Funding mature 7/2/01 to 8/7/01..............  3.65 to 3.85    11,967,150
 10,000,000   Windmill Funding Corp. matures 7/2/01.......................      4.00        10,000,000
------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $233,605,546**)..........                $233,605,546
------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $306,169,185   $33,884,187   $1,114,395,584   $233,605,546
  Repurchase agreements, at cost.................     3,867,000    10,350,000      218,376,000             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $324,943,750   $33,068,548   $1,303,423,595   $233,605,546
  Repurchase agreements, at value................     3,867,000    10,350,000      218,376,000             --
  Cash...........................................       272,189        21,530           65,678         61,218
  Dividends and interest receivable..............     1,175,977       877,491          255,877        209,400
  Receivable for securities sold.................            --       411,639        1,961,797             --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   330,258,916    44,729,208    1,524,082,947    233,876,164
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............       498,000       520,533               --             --
  Investment advisory fees payable...............       132,337        17,350          922,747         61,128
  Administration fees payable....................        15,880         2,161           73,343         12,021
  Dividends payable..............................            --            --               --        234,637
  Accrued expenses...............................        66,631        35,453          186,419         25,652
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................       712,848       575,497        1,182,509        333,438
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $329,546,068   $44,153,711   $1,522,900,438   $233,542,726
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $278,231,812   $43,624,479   $1,417,145,750   $233,542,726
  Undistributed net investment income............    13,006,834     4,661,284       16,884,516             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    19,533,856    (3,316,413)    (100,160,459)            --
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies..........    18,773,566      (815,639)     189,030,631             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $329,546,068   $44,153,711   $1,522,900,438   $233,542,726
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    18,835,859     4,711,034       21,996,932    233,542,726
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $17.50         $9.37           $69.23          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  4,318,080   $ 1,958,884   $  14,029,682   $5,271,368
  Dividends.........................................     1,156,158        32,938       2,951,729           --
  Less: Foreign withholding tax.....................        (5,043)           --        (168,289)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     5,469,195     1,991,822      16,813,122    5,271,368
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)..................       835,143        99,976       6,079,574      334,270
  Administration fee (Note 3).......................       100,217        11,997         486,366       62,036
  Audit and legal...................................        14,204        10,431          27,955        9,067
  Custody...........................................        11,985         5,010          43,223        7,759
  Shareholder communications........................        10,228         1,600          77,712        8,146
  Shareholder and system servicing fees.............         7,358         7,966           7,792        8,428
  Pricing service fees..............................         2,959         4,685              --           --
  Trustees' fees....................................         1,973         2,004           1,973        2,546
  Registration fees.................................            --            --          28,246          140
  Other.............................................           972           630           6,858        2,001
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................       985,039       144,299       6,759,699      434,393
  Less: Expense reimbursement.......................            --            --              --      (21,796)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................       985,039       144,299       6,759,699      412,597
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     4,484,156     1,847,523      10,053,423    4,858,771
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4
AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................     1,480,010    (1,053,361)    (58,545,086)       2,787
     Futures contracts..............................      (805,783)           --              --           --
     Foreign currency transactions..................        27,943        (9,315)             --           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................       702,170    (1,062,676)    (58,545,086)       2,787
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) From:
     Security transactions..........................   (13,750,591)    1,611,274    (234,078,010)          --
     Foreign currency transactions..................          (999)       21,891          (2,965)          --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)....................................   (13,751,590)    1,633,165    (234,080,975)          --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................   (13,049,420)      570,489    (292,626,061)       2,787
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $ (8,565,264)  $ 2,418,012   $(282,572,638)  $4,861,558
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  4,484,156   $ 1,847,523   $   10,053,423   $   4,858,771
  Net realized gain (loss)......................       702,170    (1,062,676)     (58,545,086)          2,787
  Change in net unrealized appreciation
     (depreciation).............................   (13,751,590)    1,633,165     (234,080,975)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (8,565,264)    2,418,012     (282,572,638)      4,861,558
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................            --            --               --      (4,861,558)
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................            --            --               --      (4,861,558)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............     7,175,257    11,021,487       86,848,187     683,323,335
  Net asset value of shares issued for
     reinvestment of dividends..................            --            --               --       4,872,301
  Cost of shares reacquired.....................   (11,897,851)   (3,963,538)     (78,817,509)   (601,769,985)
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.........................    (4,722,594)    7,057,949        8,030,678      86,425,651
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............   (13,287,858)    9,475,961     (274,541,960)     86,425,651
NET ASSETS:
  Beginning of period...........................   342,833,926    34,677,750    1,797,442,398     147,117,075
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................  $329,546,068   $44,153,711   $1,522,900,438   $ 233,542,726
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................   $13,006,834    $4,661,284      $16,884,516              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  8,531,653   $ 2,784,811   $    6,428,956   $   7,250,728
  Net realized gain (loss)......................    18,611,361      (920,676)     (31,138,192)         (1,418)
  Change in net unrealized appreciation
     (depreciation).............................   (33,025,421)   (1,612,588)    (482,637,257)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (5,882,407)      251,547     (507,346,493)      7,249,310
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (6,657,915)   (2,577,225)        (753,754)     (7,249,310)
  Net realized gains............................   (40,976,346)           --      (76,132,705)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,459)     (7,249,310)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..............    28,254,932     9,771,762      460,465,288     936,232,989
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,459       7,258,897
  Cost of shares reacquired.....................   (18,976,553)   (5,662,151)     (70,837,568)   (916,344,695)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    56,912,640     6,686,836      466,514,179      27,147,191
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     3,395,972     4,361,158     (117,718,773)     27,147,191
NET ASSETS:
  Beginning of year.............................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $342,833,926   $34,677,750   $1,797,442,398   $ 147,117,075
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $8,531,235    $2,823,838       $6,831,093              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $47,677 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, High Yield Bond Trust may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-adviser, 0.25% of the average daily net assets of MAT.

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-adviser, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, Travelers Insurance reimbursed expenses of $21,796 for MMP.

     For the six months ended June 30, 2001, Salomon Smith Barney Inc. and its affiliates received no brokerage commissions.

     One Trustee and all officers of the Funds are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $82,245,813   $26,280,718   $563,435,829
------------------------------------------------------------------------------------------------------
Sales.......................................................   78,827,062    23,251,448    309,458,113
------------------------------------------------------------------------------------------------------

     At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH          CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 39,509,662   $  777,712    $ 296,898,128
Gross unrealized depreciation...............................   (20,735,097)  (1,593,351)    (107,870,117)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 18,774,565     (815,639)     189,028,011
--------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Funds did not hold any futures contracts.

     7.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Funds did not hold any purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, the Funds did not hold any TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, HYBT, CAF and MMP had, for Federal income tax purposes, approximately $1,854,000, $41,615,000 and $1,358, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                  FUND                      2001      2002       2004     2005   2006     2007        2008
--------------------------------------------------------------------------------------------------------------
High Yield Bond Trust...................  $134,500   $37,500   $343,000    --      --   $142,000   $ 1,197,000
Capital Appreciation Fund...............        --        --         --    --      --         --    41,615,000
Money Market Portfolio..................        --        --         --   $72    $215        256           815
--------------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001     DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         404,030          1,445,154
Shares issued on reinvestment...............................              --          2,556,858
Shares reacquired...........................................        (679,053)          (964,060)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        (275,023)         3,037,952
--------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................       1,181,185          1,076,429
Shares issued on reinvestment...............................              --            292,866
Shares reacquired...........................................        (423,924)          (616,716)
--------------------------------------------------------------------------------------------------
Net Increase................................................         757,261            752,579
--------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       1,165,394          4,294,198
Shares issued on reinvestment...............................              --            739,364
Shares reacquired...........................................      (1,086,383)          (718,555)
--------------------------------------------------------------------------------------------------
Net Increase................................................          79,011          4,315,007
--------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     683,323,335        936,232,989
Shares issued on reinvestment...............................       4,872,301          7,258,897
Shares reacquired...........................................    (601,769,985)      (916,344,695)
--------------------------------------------------------------------------------------------------
Net Increase................................................      86,425,651         27,147,191
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         MANAGED ASSETS TRUST           2001(1)     2000(2)      1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $17.94      $21.12     $19.99     $17.65     $14.98     $15.50
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............      0.24        0.48       0.39       0.41       0.48       0.46
  Net realized and unrealized gain
     (loss)...........................     (0.68)      (0.71)      2.30       3.27       2.70       1.50
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (0.44)      (0.23)      2.69       3.68       3.18       1.96
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income...............        --       (0.41)     (0.39)     (0.47)     (0.12)     (0.89)
  Net realized gains..................        --       (2.54)     (1.17)     (0.87)     (0.39)     (1.59)
--------------------------------------------------------------------------------------------------------
Total Distributions...................        --       (2.95)     (1.56)     (1.34)     (0.51)     (2.48)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $17.50      $17.94     $21.12     $19.99     $17.65     $14.98
--------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (2.45)%++    (1.62)%    14.22%    21.44%     21.31%     13.78%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....  $329,546    $342,834   $339,438   $276,182   $223,870   $188,610
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................      0.60%+      0.59%      0.60%      0.60%      0.63%      0.58%
  Net investment income...............      2.72+       2.47       2.17       2.30       2.91       3.51
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        24%         56%        51%        74%        90%       108%
--------------------------------------------------------------------------------------------------------

        HIGH YIELD BOND TRUST           2001(1)(2)    2000(2)      1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $8.77        $9.47      $9.85      $9.89      $8.49      $9.00
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............       0.43         0.79       0.81       0.77       0.76       0.91
  Net realized and unrealized gain
     (loss)...........................       0.17        (0.70)     (0.38)     (0.13)      0.65       0.41
----------------------------------------------------------------------------------------------------------
Total Income From Operations..........       0.60         0.09       0.43       0.64       1.41       1.32
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income...............         --        (0.79)     (0.81)     (0.68)     (0.01)     (1.83)
----------------------------------------------------------------------------------------------------------
Total Distributions...................         --        (0.79)     (0.81)     (0.68)     (0.01)     (1.83)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........      $9.37        $8.77      $9.47      $9.85      $9.89      $8.49
----------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       6.84%++      0.97%      4.42%      6.56%     16.56%     16.05%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....    $44,154      $34,678    $30,317    $28,088    $25,272    $17,291
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).........................       0.73%+       0.83%      0.81%      0.82%      0.84%      0.97%
  Net investment income...............       9.31+        8.74       8.85       8.42       9.04      11.01
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         68%          80%       112%       147%       137%        84%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    CAPITAL APPRECIATION FUND      2001(1)           2000            1999            1998              1997          1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $82.01         $108.80          $72.74          $46.32          $36.72          $33.18
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........      0.46            0.29            0.04            0.06            0.19            0.23
  Net realized and unrealized
     gain (loss).................    (13.24)         (23.29)          38.08           28.07            9.41            8.49
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.....................    (12.78)         (23.00)          38.12           28.13            9.60            8.72
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income..........        --           (0.04)          (0.07)          (0.18)             --           (0.41)
  Net realized gains.............        --           (3.75)          (1.99)          (1.53)          (0.00)*         (4.77)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions..............        --           (3.79)          (2.06)          (1.71)          (0.00)*         (5.18)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...    $69.23          $82.01         $108.80          $72.74          $46.32          $36.72
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................    (15.58)%++      (21.88)%         53.52%          61.63%          26.14%          28.21%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (MILLIONS).....................    $1,523          $1,797          $1,915            $891            $408            $224
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)....................      0.85%+          0.83%           0.83%           0.85%           0.84%           0.83%
  Net investment income..........      1.26+           0.30            0.07            0.18            0.54            0.69
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........        29%             30%             37%             53%             89%             84%
---------------------------------------------------------------------------------------------------------------------------

     MONEY MARKET PORTFOLIO        2001(1)           2000            1999            1998              1997          1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................     $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
Net investment income(4).........     0.024           0.060           0.049           0.049           0.049          0.0412
Distributions from net investment
  income.........................    (0.024)         (0.060)         (0.049)         (0.049)         (0.049)        (0.0412)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...     $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................      2.41%++         6.18%           4.96%           5.08%           5.03%           4.20%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)........................  $233,543        $147,117        $119,970         $42,069         $13,494          $3,543
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).................      0.40%+          0.40%           0.37%           0.65%           0.57%           0.78%
  Net investment income..........      4.75+           6.04            4.96            5.37            5.03            3.72
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Travelers Insurance reimbursed Money Market Portfolio for $21,796, $47,023, $85,612, $31,300 and $43,376 in expenses for the six months ended June 30, 2001, the years ended December 31, 2000, 1999, 1997, and 1996, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000**, $0.000**, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.42%, 0.44%, 0.50%, 1.39% and 1.71%, respectively.

(5) For the six months ended June 30, 2001, the years ended December 31, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

 ** Amount represents less than $0.001 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to invest in securities of the highest credit ratings that have high levels of current income and the potential for above average total returns. The assets of the Portfolio will be invested in direct obligations of the U.S., its agencies and instrumentalities. For the six months ended June 30, 2001, the Portfolio returned 1.15%. In comparison, the Lehman Brothers Government Bond Index(1) returned 2.27% for the same period. (Past performance is not indicative of future results.)

During the first half of 2001, the Fed aggressively lowered short-term interest rates in an effort to address continued deterioration in corporate earnings and other signs of a slowing U.S. economy. In response to the Fed's rate cuts, bonds across the yield curve experienced a rally that extended through June 2001. In the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total return performers. Yields on two-year Treasury notes remained unchanged at approximately 4.22%, while yields on 30-year Treasury bonds increased from about 5.49% to 5.75%. (Changes in the price of fixed income securities are inversely related to changes in interest rates.) It is the belief of Portfolio management, that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

Looking forward, the Fed's 25 basis point rate cut in the last week of June 2001 represented a notable departure from its five preceding 50-basis-point cuts, possibly signaling the tail end of the easing cycle. Some recent encouraging economic signs supporting this view include positive housing and auto sector statistics, continued strength in consumer spending, and growth in the U.S. money supply.

As good as the case for an economic rebound is, however, it remains speculative. Forecasts of corporate earnings continue to edge lower, unemployment claims are creeping higher, consumer confidence is on the decline and core capital goods orders(2) appear to be falling at a 25% annual rate, suggesting that the slowing pace of business investment will remain a significant drag on the economy for the second half of 2001. The Portfolio's management team believes the Fed will most likely continue to lower rates, albeit at a slower pace. They expect to see at least one more rate reduction in the second half of 2001. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed income securities.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments -- primarily common stocks -- that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently exclude companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, military defense related services or gambling services. For the six months ended June 30, 2001, the Portfolio returned negative 8.52%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(3) returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

Early in 2001, management began shifting the Portfolio's holdings toward growth(4) stocks as opportunities presented themselves, while being careful not to completely abandon the value(5) stocks that contributed to the Portfolio's performance over the past year. They expect to continue to pursue this shift as we see signs that an economic recovery is underway. The shift toward growth stocks detracted from the Portfolio's performance relative to the S&P 500, as value stocks outperformed growth stocks for most of the period.

They have increased the Portfolio's weighting in technology stocks such as Dell Computer Corp., Intel Corp., Microsoft Corp. and Oracle Corporation as they expect these franchise technology names to perform well as the economy recovers and corporations start to spend on technology again. They also increased our weighting in healthcare stocks such as Medtronic Inc. and Pfizer Inc. Both companies are high quality growth companies that have sold off significantly, presenting potentially excellent long-term investment opportunities.

---------------

(1) The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
(2)  Includes non-defense goods, net of aircraft and parts.
(3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(4) Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
(5) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

As portfolio managers specializing in large-cap companies, they will seek companies whose management quality, business strategy and environmental culture will position them to potentially generate sustainable growth over the long term. In addition to traditional fundamental analysis of these companies, they will continue to draw on studies and data from the companies themselves, government agencies and regulatory authorities, as well as leading environmental, human rights and consumer interest organizations. Management believes the integration of fundamental and environmental data will not only add value to our assessment of risk and return potential, but also help ensure that the holdings added to the Portfolio are consistent with the investors' guidelines.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in the equity and debt securities of companies in the utility industry. For the six months ended June 30, 2001, the Portfolio returned negative 4.53%. In comparison, the S&P 500 returned negative 6.69% for the same period. In a difficult market for both utilities stocks and bonds, the Portfolio continued to generate competitive performance.

Investor uncertainty regarding the state of the economy has been fueled by conflicting economic data and speculation that the Fed's interest rate cuts may not be enough to prevent the U.S. from slipping into a prolonged recession. Given the volatility that this type of uncertainty creates, it is important for investors to be forward looking in determining the appropriate investment strategy. By remaining focused on our long-term outlook for the economy, the Portfolio's management team views periods of increased volatility and declining stock prices as opportunities to buy attractive companies at bargain prices.

After a positive performance in 2000, investors sold utility stocks during the period due to concerns about this year's milder summer weather and potential negative effects from the energy crisis in California. More traditional utilities contributed to the Portfolio's performance, offsetting the negative results from telecommunications companies, independent power producers and energy merchant companies. After a brief rally in the first quarter of 2001, questions still linger in many investors minds about the profitability of many telecommunications companies. Management believes it will take some time to resolve the excess capacity issues confronting certain segments of the telecommunications sector, and therefore sold XO Communications Inc. during the period. They also took advantage of the stock market sell-off to increase the Portfolio's positions in AES Corp., Enron Corp., El Paso Corp. and Mirant Corp. They believe that these are excellent companies that are playing major roles in the transformation of the electric utility industry in the U.S. and around the world.

Management expects utility stocks to start to perform better once the California issue is resolved. The California energy crisis seems to have become a heated political issue that has escalated further than necessary. They have started to see progress, however, towards its resolution. An eventual resolution should lift the cloud overhanging the utilities sector.

Looking forward, management expects that news regarding corporate earnings could become worse before getting better. But while economic indicators continue to be mixed, there are clearly signs of improvement. Lower interest rates, slowly declining energy prices and tax rebates are starting to work together to benefit the economy. Due largely to lower mortgage rates, sales of both new and existing homes remain strong. Consumer confidence is starting to increase after dropping to its lowest level in four years. Reflecting this improved confidence, retail sales have bounced back from their April lows. In the manufacturing sector, durable goods orders rose across the board in May 2001, and the National Association of Purchasing Manager Index, a proxy for manufacturers' sentiment, hit its highest level since November 2000. Unemployment continues to deteriorate, but at a slower pace and with recent signs of stabilization. Finally, the Index of Leading Economic Indicators has started to turn more positive.

The U.S. economy is large, and so it takes time to turn it around. Trends such as these may indicate that a turnaround has started. As the economy starts to improve, corporate profits are likely to rebound. In the opinion of management, the rebound may be stronger than the Wall Street consensus currently predicts, as cost-cutting measures by companies will boost earnings leverage on any increase in sales. In addition to an improving economic environment, stocks still look attractively priced relative to bonds and investors' cash levels remain high by historical standards. At the same time, yields on money market fund returns are falling. This suggests that there may be a great deal of equity purchasing power potentially available to support stock prices. (Of course there can be no guarantee that these expectations will, in fact, come true.) The managers believe these indicators bode well for the stock market going forward.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. McLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 42 through 47 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/01+              1.15%
    Year Ended 6/30/01                    10.16
    Five Years Ended 6/30/01               7.91
    1/24/92* through 6/30/01               7.26



               CUMULATIVE TOTAL RETURN
               -----------------------
    1/24/92* through 6/30/01              93.75%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[SECURITIES PORTFOLIO LINE GRAPH]

                                               U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS
                                                       PORTFOLIO              GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
                                               --------------------------     ---------------------       --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14071                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
12/99                                                    16724                        16411                       12220
12/00                                                    19155                        18584                       12635
6/30/01                                                  19375                        19006                       12925

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/01+             (8.52)%
    Year Ended 6/30/01                    (7.81)
    Five Years Ended 6/30/01              14.34
    5/1/92* through 6/30/01               13.75



               CUMULATIVE TOTAL RETURN
               -----------------------
    5/1/92* through 6/30/01              225.58%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[STOCK PORTFOLIO LINE GRAPH]

                                                 SOCIAL AWARENESS STOCK       STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX               CONSUMER PRICE INDEX
                                                 ----------------------       ---------------------       --------------------
5/1/92                                                    10000                       10000                       10000
12/92                                                     10950                       10673                       10157
12/93                                                     11777                       11745                       10436
12/94                                                     11461                       11900                       10716
12/95                                                     15285                       14509                       10988
12/96                                                     18339                       17838                       11353
12/97                                                     23343                       23789                       11545
12/98                                                     30875                       30626                       11731
12/99                                                     35765                       37067                       12080
12/00                                                     35590                       33693                       12490
6/30/01                                                   32558                       31439                       12778

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/01 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/01+             (4.53)%
    Year Ended 6/30/01                    11.62
    Five Years Ended 6/30/01              13.31
    2/4/94* through 6/30/01               13.60



               CUMULATIVE TOTAL RETURN
               -----------------------
    2/4/94* through 6/30/01              156.99%



    + Total return is not annualized, as it may not be representative of the total return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

[UTILITIES PORTFOLIO LINE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO                INDEX               CONSUMER PRICE INDEX
                                                   -------------------        ---------------------       --------------------
2/4/94                                                    10000                       10000                       10000
12/94                                                     10170                       10072                       10205
12/95                                                     13149                       13852                       10464
12/96                                                     14638                       17031                       10811
12/97                                                     18340                       22712                       10995
12/98                                                     21680                       29240                       11171
12/99                                                     21662                       35390                       11504
12/00                                                     26917                       32168                       11895
6/30/01                                                   25699                       30016                       12168

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 28.0%
              U.S. Treasury Bonds:
$ 2,000,000     12.000% due 8/15/13 (a)...................................  $  2,769,520
  2,000,000     8.750% due 5/15/20........................................     2,643,520
  6,000,000     7.250% due 8/15/22........................................     6,958,740
  4,000,000     7.625% due 11/15/22.......................................     4,825,440
  7,000,000     7.125% due 2/15/23........................................     8,026,760
  1,000,000     6.875% due 8/15/25........................................     1,123,330
 15,000,000   U.S. FICO Strips, zero coupon due 8/3/18....................     4,840,050
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $31,402,186).....    31,187,360
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 52.3%
  3,000,000   Federal Home Loan Bank Certificates, 5.705% due 3/2/09
                (a).......................................................     2,948,820
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
  2,160,656     8.500% due 6/15/21........................................     2,255,173
  3,186,000     7.500% due 10/1/30........................................     3,252,683
  5,000,000     7.000% due 7/1/31 (b).....................................     5,026,550
  4,995,982     6.500% due 5/1/31.........................................     4,927,287
 20,000,000   Federal National Mortgage Association Bank Certificates,
                zero coupon due 10/9/19...................................     5,967,000
              Federal National Mortgage Association (FNMA) Certificates:
  3,248,676     6.000% due 4/1/16.........................................     3,200,953
  6,844,234     5.500% due 6/1/16+........................................     6,613,242
  2,315,236     6.500% due 12/1/27........................................     2,289,190
  5,911,856     7.500% due 11/1/29+.......................................     6,062,353
              Government National Mortgage Association (GNMA)
                Certificates:
  1,129,922     9.000% due 9/15/09+.......................................     1,185,706
    433,877     8.500% due 7/15/18+.......................................       453,402
  6,816,712     7.500% due 10/15/30+......................................     6,997,764
  2,077,445     7.000% due 12/15/30+......................................     2,098,220
  5,000,000   Tennessee Valley Authority Debentures, 6.750% due 11/1/25...     5,118,750
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $58,364,424)........    58,397,093
----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.1%
  2,573,772   FHLMC Series 2276, Class ZA, 7.000% due 1/15/31.............     2,470,131
  5,000,000   FNMA Series 2000-46, Class PB, 7.500% due 3/25/29...........     5,068,329
  6,899,242   GNMA Series 1994-4, Class ZB, 6.000% due 2/20/29............     6,001,875
----------------------------------------------------------------------------------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost -- $13,690,820).....................................    13,540,335
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
  8,470,000   CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                maturity -- $8,472,793; (Fully collateralized by U.S.
                Treasury Notes, 6.500% due 8/31/01; Market
                value -- $8,639,654) (Cost -- $8,470,000).................     8,470,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $111,927,430**)..........  $111,594,788
----------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for "to-be-announced" trades.
(b) Security is traded on a "to-be-announced" basis (See Note 7).
 +  Date shown represents the last in range of maturity dates.
**  Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
--------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.7%
    24,985   Ford Motor Co. .............................................  $   613,382
--------------------------------------------------------------------------------------
BASIC MATERIALS -- 6.9%
    19,900   Air Products & Chemicals, Inc. .............................      910,425
    56,500   Alcoa Inc. .................................................    2,226,100
    24,900   E. I. du Pont de Nemours & Co. .............................    1,201,176
    28,200   Engelhard Corp. ............................................      727,278
    18,000   Praxair, Inc. ..............................................      846,000
--------------------------------------------------------------------------------------
                                                                             5,910,979
--------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.0%
    26,423   Anixter International Inc. (a)..............................      811,186
     1,047   Visteon Corp. ..............................................       19,244
--------------------------------------------------------------------------------------
                                                                               830,430
--------------------------------------------------------------------------------------
COMMUNICATION -- 5.0%
     7,000   Amdocs Ltd. (a).............................................      376,950
    31,100   AOL Time Warner Inc. (a)....................................    1,648,300
    17,100   AT&T Wireless Group.........................................      279,585
     8,875   Avici Systems Inc. (a)......................................       76,059
       350   Inrange Technologies Corp., Class B Shares (a)..............        5,373
    17,800   JDS Uniphase Corp. (a)......................................      226,950
     9,700   Nortel Networks Corp. ......................................       88,173
    21,750   Time Warner Telecom Inc., Class A Shares (a)................      729,060
     9,025   TyCom, Ltd. (a).............................................      155,230
     9,000   Univision Communications Inc., Class A Shares (a)...........      385,020
    29,524   Williams Communications Group, Inc. (a).....................       87,096
       614   WorldCom, Inc. -- MCI Group (a).............................        9,885
    15,364   WorldCom, Inc. -- WorldCom Group (a)........................      229,845
--------------------------------------------------------------------------------------
                                                                             4,297,526
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 18.1%
    34,900   Black & Decker Corp. .......................................    1,377,154
    13,200   Convergys Corp. (a).........................................      399,300
    25,000   The Gap, Inc. ..............................................      725,000
    47,300   Home Depot, Inc. ...........................................    2,201,815
     6,500   Illinois Tool Works Inc. ...................................      411,450
    32,217   Kaufman & Broad Home Corp. .................................      971,987
    20,821   Koninklijke Philips Electronics NV ADR......................      550,299
    24,000   Liz Claiborne, Inc. ........................................    1,210,800
    21,600   Lowe's Cos., Inc. ..........................................    1,567,080
    38,300   Reader's Digest Association, Inc. ..........................    1,101,125
     4,000   SPX Corp. (a)...............................................      500,720
    10,900   The Stanley Works...........................................      456,492
    16,739   Tribune Co. ................................................      669,727

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 18.1% (CONTINUED)
    37,700   Tyco International Ltd. ....................................  $ 2,054,650
    25,300   Wal-Mart Stores, Inc. ......................................    1,234,640
--------------------------------------------------------------------------------------
                                                                            15,432,239
--------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.7%
     8,200   Eli Lilly & Co. ............................................      606,800
--------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.5%
    41,550   Brinker International, Inc. (a).............................    1,074,067
    23,600   Kimberly-Clark Corp. .......................................    1,319,240
    52,700   The Kroger Co. (a)..........................................    1,317,500
    56,500   Sara Lee Corp. .............................................    1,070,110
    58,100   SYSCO Corp. ................................................    1,577,415
    34,700   Wendy's International, Inc. ................................      886,238
--------------------------------------------------------------------------------------
                                                                             7,244,570
--------------------------------------------------------------------------------------
ENERGY -- 5.4%
    12,200   Active Power, Inc. (a)......................................      203,496
    14,300   Anadarko Petroleum Corp. ...................................      772,629
    38,026   BP Amoco PLC ADR............................................    1,895,596
    11,800   Capstone Turbine Corp. (a)..................................      265,382
    24,800   Royal Dutch Petroleum Co. ADR...............................    1,445,096
--------------------------------------------------------------------------------------
                                                                             4,582,199
--------------------------------------------------------------------------------------
FINANCIALS -- 13.6%
    10,000   AMBAC Financial Group, Inc. ................................      582,000
    32,900   American Express Co. .......................................    1,276,520
    14,860   American International Group, Inc. .........................    1,277,960
    25,500   Bank of New York Co., Inc. .................................    1,224,000
    31,500   Bank One Corp. .............................................    1,127,700
     7,100   Freddie Mac.................................................      497,000
     9,315   Hartford Financial Services Group, Inc. ....................      637,146
    38,650   JP Morgan Chase & Co. ......................................    1,723,790
    40,000   KeyCorp.....................................................    1,042,000
     6,831   Marsh & Mclennan Cos., Inc. ................................      689,931
     9,900   PNC Financial Services Group................................      651,321
     9,200   St. Paul Cos., Inc. ........................................      466,348
     4,000   XL Capital Ltd., Class A Shares.............................      328,400
--------------------------------------------------------------------------------------
                                                                            11,524,116
--------------------------------------------------------------------------------------
HEALTHCARE -- 9.6%
    24,500   Amgen Inc. (a)..............................................    1,486,660
     8,400   C.R. Bard, Inc. ............................................      478,380
    29,000   Johnson & Johnson...........................................    1,450,000
    18,400   Medtronic, Inc. ............................................      846,584
    18,300   Merck & Co., Inc. ..........................................    1,169,553
    12,000   Pfizer Inc. ................................................      480,600

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
HEALTHCARE -- 9.6% (CONTINUED)
    14,150   Schering-Plough Corp. ......................................  $   512,796
     3,200   Sepracor Inc. (a)...........................................      127,360
    31,200   Tenet Healthcare Corp. (a)..................................    1,609,608
--------------------------------------------------------------------------------------
                                                                             8,161,541
--------------------------------------------------------------------------------------
TECHNOLOGY -- 15.9%
    25,100   Automatic Data Processing, Inc. ............................    1,247,470
    63,700   Cisco Systems, Inc. (a).....................................    1,159,340
    34,000   Compaq Computer Corp. ......................................      526,660
    18,500   Computer Associates International, Inc. ....................      666,000
    20,000   Dell Computer Corp. (a).....................................      519,000
    18,300   Electronic Data Systems Corp. ..............................    1,143,750
    48,400   EMC Corp. (a)...............................................    1,406,020
       700   Infineon Technologies AG ADR................................       16,415
    27,700   Intel Corp. ................................................      810,225
    24,600   International Business Machines Corp. ......................    2,779,800
     3,711   McData Corp., Class A Shares (a)............................       65,128
     9,900   Microsoft Corp. (a).........................................      718,740
    64,900   Oracle Corp. (a)............................................    1,233,100
    39,900   Solectron Corp. (a).........................................      730,170
    31,700   Sun Microsystems, Inc. (a)..................................      498,324
--------------------------------------------------------------------------------------
                                                                            13,520,142
--------------------------------------------------------------------------------------
TRANSPORTATION -- 2.4%
    45,230   Southwest Airlines Co. .....................................      836,303
    20,200   United Parcel Service, Inc., Class B Shares.................    1,167,560
--------------------------------------------------------------------------------------
                                                                             2,003,863
--------------------------------------------------------------------------------------
UTILITIES -- 7.2%
    37,100   The AES Corp. (a)...........................................    1,597,155
    19,983   El Paso Corp. ..............................................    1,049,907
    21,200   Enron Corp. ................................................    1,038,800
    35,800   Mirant Corp. (a)............................................    1,231,520
    35,900   The Williams Cos., Inc. ....................................    1,182,905
--------------------------------------------------------------------------------------
                                                                             6,100,287
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $69,031,742)....................   80,828,074
--------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
$4,219,000   CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
               maturity -- $4,220,392; (Fully collateralized by U.S.
               Treasury Notes, 6.500% due 8/30/01; Market
               value -- $4,303,418) (Cost -- $4,219,000).................    4,219,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $73,250,742**)...........  $85,047,074
--------------------------------------------------------------------------------------

(a) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 90.2%
--------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 59.8%
    12,600   Active Power, Inc. (a)......................................  $   210,168
    36,000   AES Corp. (a)...............................................    1,549,800
    20,000   Allegheny Energy, Inc. .....................................      965,000
    10,000   Arch Coal Inc. .............................................      258,700
    60,000   Calpine Corp. (a)...........................................    2,268,000
    10,000   Capstone Turbine Corp. (a)..................................      224,900
    25,000   Cinergy Corp. ..............................................      873,750
    15,306   Dominion Resources, Inc. ...................................      920,372
    30,000   DQE, Inc. ..................................................      675,000
    13,095   DTE Energy Co. .............................................      608,132
    52,800   Duke Energy Corp. ..........................................    2,059,728
    35,000   Energy East Corp. ..........................................      731,850
    17,600   Enron Corp. ................................................      862,400
    47,250   Exelon Corp. ...............................................    3,029,670
    43,000   FirstEnergy Corp. ..........................................    1,382,880
    12,600   FPL Group, Inc. ............................................      758,646
    20,000   GPU, Inc. ..................................................      703,000
    37,900   Mirant Corp. (a)............................................    1,303,760
    20,000   Montana Power Co. ..........................................      232,000
    53,000   Niagara Mohawk Holdings Inc. (a)............................      937,570
    30,000   NiSource Inc. ..............................................      819,900
    30,000   Northeast Utilities.........................................      622,500
    14,766   NSTAR.......................................................      628,441
     6,100   Peabody Energy Corp. (a)....................................      199,775
    25,000   Pinnacle West Capital Corp. ................................    1,185,000
    24,000   PPL Corp. ..................................................    1,320,000
    25,300   Public Service Enterprise Group, Inc. ......................    1,237,170
    30,000   SCANA Corp. ................................................      852,000
    45,500   Sierra Pacific Resources....................................      727,545
    25,300   TXU Corp. ..................................................    1,219,207
    65,750   Xcel Energy, Inc. ..........................................    1,870,588
--------------------------------------------------------------------------------------
                                                                            31,237,452
--------------------------------------------------------------------------------------
NATURAL GAS -- 18.8%
    37,900   Dynegy Inc., Class A Shares.................................    1,762,350
    27,800   Energen Corp. ..............................................      767,280
    27,880   El Paso Corp. ..............................................    1,464,815
    12,000   KeySpan Corp. ..............................................      437,760
    21,000   National Fuel Gas Co. ......................................    1,091,790
    45,000   NRG Energy, Inc. (a)........................................      993,600
    50,600   Sempra Energy...............................................    1,383,404
    44,200   Southwest Gas Corp. ........................................    1,046,656
    26,000   The Williams Cos., Inc. ....................................      856,700
--------------------------------------------------------------------------------------
                                                                             9,804,355
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              UTILITIES PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TELEPHONE -- 11.6%
    27,359   AT&T Corp. .................................................  $   601,910
    31,600   AT&T Wireless Group (a).....................................      516,660
    17,000   Qwest Communications International Inc. ....................      541,790
    25,000   SBC Communications Inc. ....................................    1,001,500
    24,000   Sprint Corp. ...............................................      512,640
    15,000   Time Warner Telecom Inc. -- Class A Shares (a)..............      502,800
    28,100   Verizon Communications Inc. ................................    1,503,350
    21,382   Williams Communications Group, Inc. (a).....................       63,078
     2,024   Worldcom, Inc. -- MCI Group.................................       32,586
    50,600   Worldcom, Inc. -- Worldcom Group (a)........................      756,975
--------------------------------------------------------------------------------------
                                                                             6,033,289
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $39,385,323)....................   47,075,096
--------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(b)                       SECURITY                                     VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.8%
---------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.4%
$  200,000     A-         Arizona Public Service Co., 7.250% due 8/1/23...............      184,250
---------------------------------------------------------------------------------------------------
TELEPHONE -- 0.4%
   230,000     A-         MCI Communication Corp., 7.750% due 3/23/25.................      211,313
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS (Cost -- $405,527)....................      395,563
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.0%
 4,745,000                CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                            maturity -- $4,746,566; (Fully collateralized by U.S.
                            Treasury Notes, 6.500% due 8/31/01;
                            Market value -- $4,840,832) (Cost -- $4,745,000)..........    4,745,000
---------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100% (Cost -- $44,535,850**)...........  $52,215,659
---------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard and Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 48 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $111,927,430        $73,250,742       $44,535,850
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $111,594,788        $85,047,074       $52,215,659
  Dividends and interest receivable....................          931,458             59,205            90,738
  Cash.................................................              498                587               236
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      112,526,744         85,106,866        52,306,633
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        5,046,875                 --                --
  Investment advisory fees payable.....................           27,947             41,718            26,677
  Administration fees payable..........................            5,154              4,074             2,517
  Accrued expenses.....................................           23,143             31,567            25,694
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        5,103,119             77,359            54,888
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $107,423,625        $85,029,507       $52,251,745
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $102,926,763        $73,616,934       $41,148,601
  Undistributed net investment income..................        7,397,328            565,575         1,403,483
  Accumulated net realized gain (loss) from security
     transactions......................................       (2,567,824)          (949,334)        2,019,852
  Net unrealized appreciation (depreciation) of
     investments.......................................         (332,642)        11,796,332         7,679,809
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $107,423,625        $85,029,507       $52,251,745
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        8,693,007          3,231,646         2,847,733
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.36             $26.31            $18.35
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................   $  3,266,110        $   146,299       $   176,952
  Dividends..............................................             --            379,958           573,899
  Less: Foreign withholding tax..........................             --             (6,650)               --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................      3,266,110            519,607           750,851
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2).......................        168,015            250,540           164,932
  Administration fee (Note 2)............................         30,952             24,612            15,224
  Audit and legal........................................         11,697              9,867             9,703
  Shareholder and system servicing fees..................          7,891              7,770             7,398
  Custody................................................          2,317              2,578             1,474
  Shareholder communications.............................          1,973              1,813             1,035
  Trustees' fees.........................................          1,973              1,967             1,973
  Pricing service fees...................................            938                 --                99
  Other..................................................          1,902                521               501
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        227,658            299,668           202,339
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................      3,038,452            219,939           548,512
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales.................................    167,270,339          3,700,231         1,353,158
     Cost of securities sold.............................    167,652,138          3,798,598         1,507,520
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS......................................       (381,799)           (98,367)         (154,362)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period.................................      1,301,929         19,228,383        10,468,870
     End of period.......................................       (332,642)        11,796,332         7,679,809
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...     (1,634,571)        (7,432,051)       (2,789,061)
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS..................................     (2,016,370)        (7,530,418)       (2,943,423)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........   $  1,022,082        $(7,310,479)      $(2,394,911)
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,038,452        $   219,939       $   548,512
  Net realized loss................................       (381,799)           (98,367)         (154,362)
  Change in net unrealized depreciation............     (1,634,571)        (7,432,051)       (2,789,061)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................      1,022,082         (7,310,479)       (2,394,911)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     30,273,125         13,116,476        10,214,590
  Cost of shares reacquired........................    (14,841,539)        (1,960,335)       (4,024,309)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     15,431,586         11,156,141         6,190,281
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     16,453,668          3,845,662         3,795,370
NET ASSETS:
  Beginning of period..............................     90,969,957         81,183,845        48,456,375
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................   $107,423,625        $85,029,507       $52,251,745
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $7,397,328           $565,575        $1,403,483
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       U.S. GOVERNMENT   SOCIAL AWARENESS
                                                         SECURITIES           STOCK           UTILITIES
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................   $  4,461,898       $   345,825       $   855,300
  Net realized gain (loss)...........................        688,169          (763,694)        2,258,147
  Change in net unrealized appreciation
     (depreciation)..................................      4,561,020           (91,892)        4,526,028
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................      9,711,087          (509,761)        7,639,475
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................     (3,702,667)         (378,231)         (823,875)
  Net realized gains.................................             --          (843,976)          (53,040)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...................     (3,702,667)       (1,222,207)         (876,915)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...................     37,854,892        18,903,761        16,435,486
  Net asset value of shares issued for
     reinvestment of dividends.......................      3,702,667         1,222,207           876,915
  Cost of shares reacquired..........................    (18,218,713)       (5,448,872)       (7,031,666)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.........................     23,338,846        14,677,096        10,280,735
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............................     29,347,266        12,945,128        17,043,295
NET ASSETS:
  Beginning of year..................................     61,622,691        68,238,717        31,413,080
--------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................................   $ 90,969,957       $81,183,845       $48,456,375
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:...     $4,358,876          $345,636          $854,971
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, MFS Value, formerly known as NWQ Large Cap, Jurika & Voyles Core Equity and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and advisor to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3257% of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SBFM an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SBFM investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SBFM. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $1,585.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS        UTILITIES
------------------------------------------------------------------------------------------------------
Purchases...................................................  $190,692,174   $16,340,701   $11,143,608
------------------------------------------------------------------------------------------------------
Sales.......................................................   167,270,339     3,700,231     1,353,158
------------------------------------------------------------------------------------------------------

     At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                USGS          SAS        UTILITIES
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 497,607   $16,194,010   $10,771,798
Gross unrealized depreciation...............................   (830,249)   (4,397,678)   (3,091,989)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(332,642)  $11,796,332   $ 7,679,809
---------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Portfolios did not hold any futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, USGS held TBA securities with a total cost of $5,046,875.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2001     DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     2,449,967           3,246,763
Shares issued on reinvestment...............................            --             330,595
Shares reacquired...........................................    (1,200,577)         (1,585,139)
-------------------------------------------------------------------------------------------------
Net Increase................................................     1,249,390           1,992,219
-------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       480,761             649,867
Shares issued on reinvestment...............................            --              43,051
Shares reacquired...........................................       (72,274)           (188,862)
-------------------------------------------------------------------------------------------------
Net Increase................................................       408,487             504,056
-------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       545,277             912,236
Shares issued on reinvestment...............................            --              52,890
Shares reacquired...........................................      (219,136)           (417,997)
-------------------------------------------------------------------------------------------------
Net Increase................................................       326,141             547,129
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, USGS and SAS had, for Federal income tax purposes approximately $1,979,000 and $774,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                       2007        2008
----------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $1,979,000         --
Social Awareness Stock Portfolio............................         --   $774,000
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

U.S. GOVERNMENT SECURITIES PORTFOLIO     2001(1)(2)    2000(2)     1999(2)       1998         1997         1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $12.22     $ 11.30      $11.80       $11.65       $10.86       $12.43
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................       0.36        0.74        0.68         0.49         0.58         0.68
  Net realized and unrealized gain
     (loss)............................      (0.22)       0.84       (1.18)        0.70         0.79        (0.52)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....       0.14        1.58       (0.50)        1.19         1.37         0.16
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income................         --       (0.66)      (0.00)*      (0.50)       (0.58)       (1.55)
  Net realized gains...................         --          --          --        (0.54)          --        (0.18)
-----------------------------------------------------------------------------------------------------------------
Total Distributions....................         --       (0.66)      (0.00)*      (1.04)       (0.58)       (1.73)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........     $12.36      $12.22      $11.30       $11.80       $11.65       $10.86
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................       1.15%++    14.53%      (4.23)%      10.20%       12.62%        1.46%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......   $107,424     $90,970     $61,623      $66,454      $35,279      $26,009
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..........................       0.45%+      0.48%       0.48%        0.45%        0.49%        0.62%
  Net investment income................       5.94+       6.46        5.97         5.31         6.10         5.68
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        168%        289%        164%         349%         208%         501%
-----------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO        2001(1)(2)     2000(2)     1999(2)       1998         1997         1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $28.76        $29.42      $25.92       $20.06       $15.76       $14.32
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(5)............      0.07          0.14        0.13         0.10         0.15         0.31
  Net realized and unrealized gain
     (loss)...........................     (2.52)        (0.29)       3.93         6.30         4.15         2.42
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...     (2.45)        (0.15)       4.06         6.40         4.30         2.73
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income...............        --         (0.16)      (0.09)       (0.12)          --        (0.43)
  Net realized gains..................        --         (0.35)      (0.47)       (0.42)          --        (0.86)
-----------------------------------------------------------------------------------------------------------------
Total Distributions...................        --         (0.51)      (0.56)       (0.54)          --        (1.29)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $26.31        $28.76      $29.42       $25.92       $20.06       $15.76
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     (8.52)%++     (0.49)%     15.84%       32.27%       27.28%       19.98%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....   $85,030       $81,184     $68,239      $39,482      $21,013      $11,040
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5).........................      0.74%+        0.75%       0.80%        0.84%        0.98%        1.25%
  Net investment income...............      0.54+         0.48        0.69         0.63         0.97         0.43
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         5%           33%         12%          14%          19%          26%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) For the year ended December 31, 1996, Travelers Insurance reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

UTILITIES PORTFOLIO                       2001(1)(2)      2000(2)      1999(2)       1998         1997         1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $19.22         $15.91       $17.18       $15.29       $12.22       $12.85
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.................      0.20           0.43         0.41         0.37         0.46         0.47
  Net realized and unrealized gain
     (loss).............................     (1.07)          3.36        (0.36)        2.33         2.63         0.47
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....     (0.87)          3.79         0.05         2.70         3.09         0.94
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(3)
  Net investment income.................        --          (0.45)       (0.40)       (0.42)       (0.01)       (0.84)
  Net realized gains....................        --          (0.03)       (0.92)       (0.39)       (0.01)       (0.73)
---------------------------------------------------------------------------------------------------------------------
Total Distributions.....................        --          (0.48)       (1.32)       (0.81)       (0.02)       (1.57)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $18.35         $19.22       $15.91       $17.18       $15.29       $12.22
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................     (4.53)%++      24.26%       (0.08)%      18.21%       25.29%        7.47%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $52,252        $48,456      $31,413      $32,909      $21,413      $18,214
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................      0.81%+         0.84%        0.88%        0.80%        1.06%        1.07%
  Net investment income.................      2.18+          2.47         2.41         3.06         3.58         3.88
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................         3%            22%          10%          51%          68%          39%
---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                     (This page intentionally left blank.)

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                        SMITH BARNEY FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-01)

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
June 30, 2001
                                   [TRAVELERS GRAPHIC]


  THE TRAVELERS SERIES TRUST:

  TRAVELERS QUALITY BOND PORTFOLIO
  LAZARD INTERNATIONAL STOCK PORTFOLIO
  MFS EMERGING GROWTH PORTFOLIO
  FEDERATED HIGH YIELD PORTFOLIO
  FEDERATED STOCK PORTFOLIO
  DISCIPLINED MID CAP STOCK PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series
Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio ("Portfolio(s)")(1) for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (December 31, 2000 -- June 30, 2001)(2)
--------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio................................             4.91%
Lazard International Stock Portfolio............................           (14.14)
MFS Emerging Growth Portfolio...................................           (26.24)
Federated High Yield Portfolio..................................             1.37
Federated Stock Portfolio.......................................             3.94
Disciplined Mid Cap Stock Portfolio.............................            (1.33)

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")(3) fell 6.69% for the six months ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(4) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds on the shorter end of the yield curve(5) experienced a rally that extended through June 2001. In terms of the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total-return performers. However, yields on 30-year Treasury bonds increased from 5.46% to 5.76% (Changes in the price of fixed-income securities are inversely related to changes in interest rates.) It is our belief that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

The U.S. high-yield-bond market was volatile during the January -- June time frame. Early in the period, this sector surged ahead in response to the Fed's rate cuts. However, March and April saw the high-yield market fall into negative territory. A rally ensued in May but ended in June.

Equity markets initially responded well to the Fed's interest-rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings pre-announcements and fears of a Japanese financial crisis overwhelmed investor

---------------

1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

2 The performance returns do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.

3 The S&P 500 is a market-capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels and measures of consumer and business confidence had eroded significantly.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement as the beneficial effects of the Fed's interest-rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed-income securities as well.

TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return. For the six months ended June 30, 2001, the Portfolio returned 4.91% versus its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index,(6) which returned 3.69%, an outperformance of 122 basis points.(7) This outperformance was mainly due to our overweight in corporates, specifically in the telecommunication sector. (Past performance is not indicative of future results.)

As many analysts expected after the difficult 2000 markets, the U.S. economy remained weak during the first and second quarters of 2001 relative to the robust economies of the previous decade. Significant capital spending cutbacks, the stock market drop and high energy prices continued to undermine investor confidence and corporate profits. Given the economic slowdown and heightened risks of recession, the Fed lowered the fed funds rate six times during the six-month period, a total cut of 275 basis points, as of June 27, 2001. Most analysts have yet to see the effects on the economy; the Fed seems to remain vigilant, and Portfolio management believes they may make further cuts before the end of 2001.

The Treasury yield curve steepened steadily throughout the first two quarters of 2001, with the 2-year to 30-year yield spread moving during the second quarter from 126 basis points to 144 basis points. Yields fell dramatically on the short end and only slightly at the longer maturities. The five, ten and thirty year yields are in the lowest 1 or 2% of their historical values dating back to 1973. Starting off the second half of the year, management has taken a more conservative approach, reducing our corporate exposure and slightly overweighting our Treasury position. They are currently taking a wait and see approach to the economy to see if the Fed's rate cuts and tax relief will start to stimulate the economy. The Portfolio's management feels, historically, that credit products are still cheap and as the economy shows some sign of a turnaround, they will look to increase our credit exposure.

The Portfolio continues to hold an overweight corporate mindset and remain diligent in choosing undervalued product and seeking issues with total-return potential.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation by investing primarily in the stocks of non-U.S. companies. For the six months ended June 30, 2001, the Portfolio returned negative 14.14%. In comparison, the Morgan

---------------

6 The Lehman Brothers Intermediate Government/Corporate Bond Index tracks the performance of bonds in the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Please note that an investor cannot invest directly in an index.

7 A basis point is one one-hundredth of a percent.
 2

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Stanley Capital International Europe, Australasia, Far East GDP Weighted Index ("MSCI EAFE")(8) returned negative 13.25% for the same period. (Past performance is not indicative of future results.)

International stocks rebounded through the first half of the period as interest-rate cuts by the Bank of England, the European Central Bank and the Fed triggered a rally in the beaten-down technology and telecommunications sectors. However, the rally faded later in the second quarter as corporate earnings continued to be weak and expectations for economic growth in Europe and Japan were revised down.

Lazard has reduced its weighting in a few positions in the consumer staples and energy sectors that have recently performed well. These companies are now in the high end of their historical valuation range and therefore, have a greater risk of not achieving investors' expectations. Strong stock selection relative to the MSCI EAFE in France, Sweden and the United Kingdom has positively impacted the Portfolio year-to-date. Additionally, Lazard's underweight position in technology also has helped the Portfolio in 2001. Positions in Vodafone and Zurich Financial have negatively impacted performance through June.

Lazard sold its long-held position in Alcatel during the first quarter, as the company's fundamentals began to weaken while its valuation remained fairly high. As sentiment subsequently became very negative regarding the technology sector, Alcatel fell more than 50 percent, presenting an opportunity to repurchase it at a very attractive valuation of approximately one times sales. Over the long-term, Lazard believes Alcatel will generate strong returns due to its strong balance sheet and leadership position in broadband data products.

Lazard continues to adhere to its disciplined investment process of maintaining focus on individual company fundamentals amid the dramatic swings in market sentiment. While they are concerned about strong swings in market sentiment, they believe that the Portfolio is well positioned for the long term. Lazard's relative value style leads them to invest in well-managed businesses with strong cash flows and modest debt levels. They believe that maintaining their disciplined fundamental approach will ultimately deliver strong relative performance.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital. For the six months ended June 30, 2001, the Portfolio's shares provided a total return of negative 26.24%. These returns, which include the reinvestment of dividends and capital gains distributions, compare to a return of negative 13.24% over the same period for the Portfolio's benchmark, the Russell 3000 Growth Index(9). (Past performance is not indicative of future results.)

Despite the struggles the Portfolio's management has seen in the equity market over the past year or so, they have still found many investment opportunities. In the battered technology sector, they have seen opportunity in a number of economically sensitive technology sectors such as personal computers, semiconductor, and semiconductor capital-equipment companies, as well as leading software and storage names. Some of their technology holdings that they feel are best positioned for solid, longer-term leadership in the sector include VERITAS, VeriSign and Microsoft.

In other sectors, they have found several exciting investment opportunities in the video-game software industry. In media and entertainment, they have focused on radio broadcasters such as Westwood One. Retailers such as Home Depot have done well. Gaming equipment is an interesting area that could allow the Portfolio's management to capitalize on new product cycles. Finally, they have added to our holdings in biotechnology and emerging pharmaceuticals.

The Portfolio has been positioned for a recovery in corporate earnings. That is, the Portfolio's managers have focused on industries where business prospects have tended to decline and fall with the health of the overall economy. Meanwhile, they have de-emphasized defensive sectors of the market such as utilities, consumer staples, and financial services.

---------------

8 The MSCI EAFE consists of the equity total returns for Europe, Australia, New
  Zealand and the Far East, weighted based on each country's gross domestic product. Please note that an investor cannot invest directly in an index.

9 The Russell 3000 Growth Index measures the performance of those Russell 3000
  Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Looking forward, they believe the U.S. economy is on the road to recovery, but still expect significant volatility in the market along the way. They believe certain segments of the economy and select companies are likely to fare better than others. With the anticipated tax cuts and the Fed's aggressive approach to cutting interest rates, they are optimistic that 2002 will be better than 2001.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio ("Portfolio") seeks high current income by investing primarily in lower quality fixed-income securities. For the six months ended June 30, 2001, the Portfolio returned 1.37%. In comparison, the Lehman Brothers High Yield Bond Index(10) returned 3.93% and the Lehman Brothers Aggregate Bond Index(11) returned 3.62% for the same period. (Past performance is not indicative of future results.)

The manager believes that the strong rally in the high-yield market in January and February was driven largely by investor perception that the aggressive rate-cutting action by the Fed would lead to a "soft landing" for the economy. Over the past three months, continuing weaker economic data, lower corporate earnings and rising defaults have caused investors to take a somewhat more cautious approach to the market. Credit risk remained high, as the default trend continued to increase on a year-over-year basis for the high-yield market as a whole. Investment managers continued to take a cautious approach to credit risk, as the new-issue market continued to be limited primarily to higher quality companies with a track record of successful execution.

The Portfolio's underweight in BB-rated securities was the main reason for its underperformance versus the index. BB-rated securities outperformed B-rated securities due primarily to the heightened credit concerns as the economy continued to weaken. The Portfolio's overweight in deferred-interest securities also had a negative impact on performance.

Merger activity and debt tenders positively impacted the performance of positions in R&B Falcon Corp., Intermedia Communications, Inc., Everest Healthcare Services Corp. and Collins & Aikman Floorcoverings. Other positions that realized significant price appreciation due to good operating performance included Premier Parks, Inc., Charter Communications, Owens-Illinois, Argilink Foods and United Industries. The Portfolio also benefited from its position in AEI Holdings, a coal company that had previously defaulted, but has since realized significant price appreciation. The Portfolio's positions in the telecommunications sector negatively impacted returns as holdings in Level 3 Communications, Inc., Global Crossing Holdings, Ltd., XO Communications and McLeod USA, Inc. fell in the June telecommunications sell-off. During the period, specific telecommunications companies, which had previously been a drag on the Portfolio's performance, defaulted. These companies included PSINet, Inc., Teligent, Inc., Viatel, Inc. and Winstar, Inc. Other defaults outside the telecommunications industry included The Holt Group, Diamond Brands and Republic Technologies. Defaults in the portfolio, which were higher than in previous years, were still below overall market levels.

The manager has significantly reduced the Portfolio's exposure to the telecommunications sector and will continue to evaluate further reductions based on market conditions while maintaining or adding to positions that have strong defensive characteristics. Also, the manager will continue to look for companies trading at large discounts to par that are currently experiencing year-over-year declines in operating performance but have the ability to weather weak operating performance related to a weak overall economy in 2001.

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are

---------------

10 The Lehman Brothers High Yield Bond Index is composed of fixed-rate, non-investment-grade debt with at least one year remaining to maturity that are dollar-dominated, nonconvertible and have an outstanding par value of at least $100 million. Please note that an investor cannot invest directly in an index.

11 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is composed of U.S. Treasury securities, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.
 4

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

believed to be leaders in their industries and have sound management teams and the ability to finance future growth. For the six months ended June 30, 2001, the Portfolio returned 3.94%. In comparison, the S&P 500 returned negative 6.69% and the Lipper Inc. ("Lipper")(12) Variable Annuity MultiCap Value Category returned 1.07%, respectively. (Past performance is not indicative of future results.)

During the period, a battle between the positive influence of easier Fed monetary policy and the negative influence of deteriorating profitability and global business conditions ensued. In the end, deteriorating fundamentals carried more weight as the S&P 500 lost value over the period. The Fed cut rates six times during the period, lowering the fed funds rate 275 basis points. Historically, this is extremely aggressive behavior over a short period of time.

On the earnings front, first-quarter earnings for the S&P 500 declined by 5% on an operating basis and are expected to decline by more than 18% for the second quarter. The manager believes that the numbers would be much worse if it were not for the fundamental strength in the utility and energy sectors. Furthermore, the manager believes that the market will continue to struggle with the outcome of this tug-of-war between fiscal stimulus and the timing of the ultimate reacceleration of the economy.

During the period, technology stocks continued to lead the market down as the S&P technology sector lost 16% of its value. Value strategies continued to outperform for the period and market breadth was actually quite positive. The equal-weighted S&P 500 returned a positive 3.8% for the period. It is interesting to note that over the past 18 months the average stock in the S&P 500 (equal weighted S&P 500) has outperformed the S&P 500 (market weighted) by 30.1%. This retraces 75% of the cumulative underperformance between 1994 and 1999 of 41.0%. From an active equity portfolio-management perspective, this has been the most powerful implication of the popping of the technology bubble.

The leading sectors that positively contributed to the Portfolio's performance during the first half of 2001 were industrials, financials, information technology and healthcare. Favorable relative security selection in the industrial sector (Cendant, up 103%, Galileo International, up 64% and H&R Block, up 58%), financials (CIT Group, up 95% and Bank of America, up 34%), information technology (Lexmark, up 52% and Storage Technology, up 53%) and healthcare sectors (McKesson HBOC, up 43%) positively impacted the Portfolio's performance. Also aiding performance was an underweight position in the technology sector.

The managers' view of the domestic equity markets remains unchanged; the market's rotation back toward value investing over the past 15 months has staying power. Despite the dramatic underperformance of growth investing and in particular the information-technology sector since March of 2000, historic valuation relationships still favor value strategies. The relative price-to-earnings ratio ("P/E ratio")(13) of the S&P Value Index versus the S&P Growth Index is at a 20% discount to 26-year historic norms and the S&P information technology sector trades at a P/E ratio twice its 20-year average.

In the managers' view, expectations for these companies are still too high and the risk/reward profile does not appear compelling. Instead, the manager will focus on identifying leading companies that are temporarily out of favor and appear inexpensive relative to their valuation history and relative to the market, to their free-cash-flow generation and to their expected growth. Going forward, the manager will continue to add these undervalued securities to the Portfolio and eliminate those that appear overvalued or have deteriorating fundamentals.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") is managed to provide diversified exposure to the mid- and small-capitalization sectors of the U.S. equity market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to

---------------

12 Lipper is a major fund-tracking organization. Average annual total returns are calculated among 99 funds in the Lipper Variable Annuity MultiCap Value Category with reinvestment of dividends and capital gains, excluding sales charges.

13 P/E ratio is the price of a stock divided by its earnings per share.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

achieve consistent relative performance, the Portfolio is managed to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's MidCap 400 Index ("S&P 400")(14).

For the six months ending June 30, 2001, the Portfolio returned negative 1.33%. In comparison, the S&P 400 returned 0.97%.

The bulk of the Portfolio's underperformance came in January, when low-market-cap and low-price stocks rose sharply and outperformed the largest size quintile stocks within the S&P 400 universe by a wide margin. The Portfolio's approach to mid-cap investing is conscious of the liquidity and bankruptcy risks involved in smaller cap stocks. As a general rule, the Portfolio avoids stocks trading below $5 in price and also those that are followed by fewer than three analysts. While management seeks to match the Portfolio's average size and market-cap exposure to the benchmark, the Portfolio was modestly underweight in the lower size quintile stocks. This size bias hurt stock selection across all sectors and proved to be the dominant factor behind the Portfolio's underperformance in January.

The Portfolio's stock-selection models produced mixed results in the first two quarters of 2001. Stocks rated well by our models based on rising earnings expectations and price momentum did not perform well. Valuation signals did produce good relative performance. Earnings-related signals tend to create a marginal overweight position in higher earnings-growth stocks. Higher growth stocks underperformed in the first quarter as investors forced valuation multiples on such stocks lower.

In early 2001, the Portfolio was hurt in the technology sector from not owning several low-price stocks such as Legato Systems and Informix, which rose by more than 100%. In the healthcare sector, several winners from the preceding year such as Trigon Health Care and IDEC Pharmaceuticals fell on profit-taking while biotech stocks such as Millennium Pharmaceuticals and Protein Design Labs lost ground in the first quarter.

Performance attribution analysis for the second quarter indicates that stock selection was favorable in the financial-services sector but adverse in technology. In financial services, the Portfolio was helped by strong performance from several regional banks such as Hibernia, TCF Financial and City National as investors hoped for an economic recovery. It also gained by avoiding earnings disappointments at Silicon Valley Bancshares and Ambac Financial.

In the technology sector, negative earnings pre-announcements at Acxiom, International Rectifier and Wind River Systems hurt performance. The Portfolio also lost ground from underweight positions in several semiconductor and software stocks such as Vitesse Semiconductor, Jabil Circuit, Concord EFS and QLogic, which rose sharply in April on the heels of the fourth Fed interest-rate cut.

In closing, thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 16, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 through 46 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of Portfolios' holdings is as of June 30, 2001 and is subject to change.

---------------

14 The S&P 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.
 6

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 6/30/01 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Six Months Ended 6/30/01+               4.91%
  Year Ended 6/30/01                      9.38
  8/30/96* through 6/30/01                6.66
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 6/30/01               36.54%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                              TRAVELERS QUALITY BOND PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                              --------------------------------   -------------------------------
8/30/96                                                                  $ 10000                            $ 10000
12/96                                                                      10356                              10388
12/97                                                                      11095                              11624
12/98                                                                      12036                              13004
12/99                                                                      12168                              13055
12/00                                                                      13015                              14576
6/30/01                                                                    13654                              14963

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Six Months Ended 6/30/01+             (14.14)%
  Year Ended 6/30/01                    (20.10)
  8/1/96* through 6/30/01                 4.10
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 6/30/01                21.85%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through June 30, 2001. The Morgan Stanley Capital International ("MSCI") EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                  $ 10000.00                         $ 10000.00
12/96                                                                     10780.00                           10515.00
12/97                                                                     11696.00                           11122.00
12/98                                                                     13168.00                           14092.00
12/99                                                                     16036.00                           18460.00
12/00                                                                     14192.00                           15593.00
6/30/01                                                                   12185.00                           13527.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 6/30/01
(UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/01+             (26.24)%
  Year Ended 6/30/01                    (39.43)
  8/30/96* through 6/30/01               12.88
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  8/30/96* through 6/30/01               79.63%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[MFS Emerging Growth Portfolio Performance Graph]

                                            MFS EMERGING        STANDARD & POOR'S                            RUSSELL 3000 GROWTH
                                          GROWTH PORTFOLIO         500 INDEX++        RUSSELL 2000 INDEX++          INDEX
                                          ----------------      -----------------     --------------------   -------------------
8/30/96                                        10000                  10000                  10000                  10000
12/96                                          10600                  11441                  10931                  11291
12/97                                          12843                  15258                  13376                  15508
12/98                                          17250                  19642                  13036                  18950
12/99                                          30491                  23773                  15806                  25361
12/00                                          24353                  21609                  15329                  19675
6/30/01                                        17963                  20164                  16392                  17070

++It is the opinion of management that the Russell 3000 Growth Index more accurately reflects the current composition of the MFS Emerging Growth Portfolio than the Standard & Poor's 500 Index and the Russell 2000 Index. In future reporting, the Russell 3000 Growth Index will be used as a basis of comparison of total return performance rather than the Standard & Poor's 500 Index and the Russell 2000 Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 6/30/01 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/01+                1.37%
  Year Ended 6/30/01                      (5.31)
  8/30/96* through 6/30/01                 4.65
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 6/30/01                24.57%
  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2001. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers High Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.
[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH           LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        --------------------        --------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10761.00                    10599.00                    10480.00
12/97                                                   12394.00                    11952.00                    11491.00
12/98                                                   12978.00                    12161.00                    12490.00
12/99                                                   13380.00                    12452.00                    12388.00
12/00                                                   12289.00                    11723.00                    13829.00
6/30/01                                                 12457.00                    12184.00                    14330.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/01+                3.94%
  Year Ended 6/30/01                      13.29
  8/30/96* through 6/30/01                15.55
  CUMULATIVE TOTAL RETURN
  ---------------------------------------------
  8/30/96* through 6/30/01               101.11%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2001. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     11261.00                           11441.00
12/97                                                                     15021.00                           15258.00
12/98                                                                     17700.00                           19642.00
12/99                                                                     18646.00                           23773.00
12/00                                                                     19349.00                           21609.00
6/30/01                                                                   20111.00                           20164.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/01+              (1.33)%
  Year Ended 6/30/01                      5.45
  4/1/97* through 6/30/01                18.43
  CUMULATIVE TOTAL RETURN
  --------------------------------------------
  4/1/97* through 6/30/01               105.09%
  + Total return is not annualized, as it may
    not be representative of the total return
    for the year.
  * Commencement of operations.

This chart assumes an initial investment of $10,000 made on April
1, 1997, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.
[Disciplined MidCap Stock Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK         STANDARD & POOR'S MIDCAP 400
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
4/1/97                                                                     10000                              10489
12/97                                                                      13438                              11512
12/98                                                                      15710                              12603
12/99                                                                      17826                              14459
12/00                                                                      20786                              16989
6/30/01                                                                    20509                              17154

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 52.3%
                            U.S. Treasury Notes:
$ 9,500,000                 4.250% due 5/31/03..........................................    $ 9,500,665
 12,200,000                 5.750% due 11/15/05.........................................     12,566,000
 16,800,000                 7.000% due 7/15/06..........................................     18,232,032
 10,900,000                 5.000% due 2/15/11..........................................     10,579,758
-------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                            (Cost -- $51,316,184).......................................     50,878,455
-------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING(a)                               SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 45.4%
-------------------------------------------------------------------------------------------------------
ELECTRIC -- 5.3%
                            CMS Energy Corp., Sr. Notes:
  2,000,000     BB          6.750% due 1/15/04..........................................      1,947,500
    650,000     BB          7.625% due 11/15/04.........................................        644,313
  2,572,000     BBB         UtiliCorp United Inc., Sr. Notes, 6.875% due 10/1/04........      2,584,860
-------------------------------------------------------------------------------------------------------
                                                                                              5,176,673
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.7%
  2,500,000     CCC+        Comdisco Inc., Medium Term Notes, 7.250% due 9/20/01........      1,912,500
  2,600,000     BBB         Osprey Trust, Secured Notes, 8.310% due 1/15/03+............      2,674,750
-------------------------------------------------------------------------------------------------------
                                                                                              4,587,250
-------------------------------------------------------------------------------------------------------
FOOD -- 3.0%
  2,900,000     A           Nabisco Inc., Notes, 6.700% due 6/15/02.....................      2,943,500
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.7%
  1,400,000     BB+         Columbia HCA Healthcare, Medium Term Notes, 6.630% due
                              7/15/45...................................................      1,419,250
    250,000     BBB-        Nationwide Health Properties, Inc., Medium Term Notes,
                              6.900% due 10/1/37........................................        237,812
-------------------------------------------------------------------------------------------------------
                                                                                              1,657,062
-------------------------------------------------------------------------------------------------------
HOTELS -- 2.6%
  2,400,000     BBB-        Park Place Entertainment, Sr. Notes, 7.950% due 8/1/03......      2,475,000
-------------------------------------------------------------------------------------------------------
RAILROADS -- 3.0%
  2,600,000     BBB         CSX Corp., Debentures, 9.000% due 8/15/06...................      2,863,250
-------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 4.6%
  1,500,000     BBB+        ERAC USA Finance Co., Notes, 8.000% due 1/15/11+............      1,535,625
  2,800,000     BBB+        PP&L Capital Funding, Sr. Notes, 7.750% due 4/15/05.........      2,894,500
-------------------------------------------------------------------------------------------------------
                                                                                              4,430,125
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATION -- 3.9%
  3,700,000     BBB         Cox Enterprises Inc., Notes, 7.875% due 9/15/10+............      3,824,875
-------------------------------------------------------------------------------------------------------
TELEPHONE -- 14.5%
  3,800,000     A           AT&T Corp., Notes, 5.625% due 3/15/04.......................      3,790,500
  2,600,000     BBB+        Koninklijke KPN NV, Sr. Unsubordinated, 7.500% due
                              10/1/05...................................................      2,561,000
  3,700,000     BBB+        Sprint Capital Corp., Company Guaranteed, 7.625% due
                              6/10/02...................................................      3,801,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(a)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
TELEPHONE -- 14.5% (CONTINUED)
                            WorldCom, Inc., Notes:
$ 2,000,000     BBB+        6.500% due 5/15/04..........................................    $ 2,005,000
  2,000,000     BBB+        7.500% due 5/15/11..........................................      1,950,000
-------------------------------------------------------------------------------------------------------
                                                                                             14,108,250
-------------------------------------------------------------------------------------------------------
YANKEE BOND -- 2.1%
  2,050,000     A-          Telecom New Zealand, Sub. Notes, 6.250% due 2/10/03+........      2,056,590
-------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $43,991,584).......     44,122,575
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
  2,260,000                 J.P. Morgan Chase & Co., 3.600% due 7/2/01; Proceeds at
                              maturity -- $2,260,678; (Fully collateralized by U.S.
                              Treasury Notes, 8.750% due 11/15/08; Market
                              value -- $2,327,800) (Cost -- $2,260,000).................      2,260,000
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $97,567,768**)...........    $97,261,030
-------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
STOCK -- 90.7%
-------------------------------------------------------------------------------------------
DENMARK -- 0.8%
     28,800    TDC A/S.....................................................    $  1,038,162
-------------------------------------------------------------------------------------------
FINLAND -- 0.9%
          1    Metso Oyj...................................................              11
     41,300    UPM-Kymmene Oyj.............................................       1,167,463
-------------------------------------------------------------------------------------------
                                                                                  1,167,474
-------------------------------------------------------------------------------------------
FRANCE -- 13.6%
     30,500    Alcatel S.A. ...............................................         637,784
     52,200    Alstom+*....................................................       1,452,160
     21,480    Aventis S.A. ...............................................       1,714,836
     77,500    Axa*........................................................       2,207,818
     22,400    BNP Paribas S.A.*...........................................       1,949,475
      6,080    Compagnie de Saint-Gobain+*.................................         826,143
     38,500    Lagardere S.C.A.*...........................................       1,812,225
     91,050    Suez S.A. ..................................................       2,929,140
     21,851    Total Fina Elf S.A.*........................................       3,059,732
     36,354    Vivendi Universal S.A.*.....................................       2,119,008
-------------------------------------------------------------------------------------------
                                                                                 18,708,321
-------------------------------------------------------------------------------------------
GERMANY -- 6.0%
     11,544    Allianz AG+*................................................       3,388,338
     55,800    Bayerische Hypo-und Vereinsbank AG*.........................       2,725,754
     27,400    EOn AG*.....................................................       1,424,280
     54,550    Thyssen Krupp AG*...........................................         715,819
-------------------------------------------------------------------------------------------
                                                                                  8,254,191
-------------------------------------------------------------------------------------------
HONG KONG -- 0.5%
     72,000    Hutchison Whampoa Ltd. .....................................         726,932
-------------------------------------------------------------------------------------------
IRELAND -- 1.3%
     29,500    Elan Corp. PLC ADR+*........................................       1,799,500
-------------------------------------------------------------------------------------------
ITALY -- 3.7%
     88,319    Alleanza Assicurazioni*.....................................         930,146
    218,950    ENI S.p.A.*.................................................       2,676,632
    112,600    San Paolo-IMI S.p.A.*.......................................       1,450,874
-------------------------------------------------------------------------------------------
                                                                                  5,057,652
-------------------------------------------------------------------------------------------
JAPAN -- 22.0%
     10,200    Acom Co., Ltd. .............................................         900,433
     45,000    Cannon, Inc. ...............................................       1,818,473
        140    East Japan Railway Co. .....................................         808,211
    220,000    Fujitsu Ltd. ...............................................       2,310,776
    253,000    Hitachi, Ltd. ..............................................       2,484,966
         15    JAPAN TOBACCO INC. .........................................         103,432
     73,000    Kao Corp. ..................................................       1,814,465
      7,700    KYOCERA CORP. ..............................................         679,121
        341    Mizuho Holdings, Inc.*......................................       1,585,792

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
JAPAN -- 22.0% (CONTINUED)
    326,000    Nikko Securities Co., Ltd. .................................    $  2,611,241
    400,000    Nissan Motor Co., Ltd.*.....................................       2,761,386
        105    NTT DoCoMo, Inc. ...........................................       1,826,892
     15,900    ORIX CORP. .................................................       1,546,400
     39,500    SONY CORP. .................................................       2,597,017
    289,000    Sumitomo Mitsui Banking Corp. ..............................       2,386,706
    210,000    The Sumitomo Trust & Banking Co., Ltd. .....................       1,321,761
     17,800    Toyota Motor Corp. .........................................         626,540
     77,000    Yamanouchi Pharmaceutical Co., Ltd. ........................       2,160,840
-------------------------------------------------------------------------------------------
                                                                                 30,344,452
-------------------------------------------------------------------------------------------
NETHERLANDS -- 12.0%
    176,100    ABN AMRO Holding N.V. ......................................       3,308,211
     66,900    Akzo Nobel N.V. ............................................       2,831,866
    104,200    Getronics N.V. .............................................         432,255
     56,400    Heineken N.V. ..............................................       2,274,240
     44,900    ING Groep N.V. .............................................       2,934,541
    119,072    Koninklijke Philips Electronics N.V. .......................       3,156,235
     60,300    Wolter Kluwer N.V. .........................................       1,620,830
-------------------------------------------------------------------------------------------
                                                                                 16,558,178
-------------------------------------------------------------------------------------------
PORTUGAL -- 0.9%
    181,100    Portugal Telecom, SGPS, S.A.+*..............................       1,263,346
    181,100    Portugal Telecom, SGPS, S.A. Bonus Rights+..................          24,531
-------------------------------------------------------------------------------------------
                                                                                  1,287,877
-------------------------------------------------------------------------------------------
SINGAPORE -- 2.6%
    224,700    Oversea-Chinese Banking Corp. Ltd. .........................       1,467,579
    337,624    United Overseas Bank Ltd.*..................................       2,130,997
-------------------------------------------------------------------------------------------
                                                                                  3,598,576
-------------------------------------------------------------------------------------------
SPAIN -- 2.8%
    141,300    Empresa Nacional de Electricidad S.A.*......................       2,253,718
    134,312    Telefonica S.A.+*...........................................       1,655,590
-------------------------------------------------------------------------------------------
                                                                                  3,909,308
-------------------------------------------------------------------------------------------
SWEDEN -- 2.8%
    101,900    Electrolux AB, Class B Shares...............................       1,408,855
    191,700    Investor AB, Class B Shares.................................       2,439,088
-------------------------------------------------------------------------------------------
                                                                                  3,847,943
-------------------------------------------------------------------------------------------
SWITZERLAND -- 2.7%
     58,680    ABB Ltd. ...................................................         887,953
     20,800    Roche Holding AG............................................       1,498,526
      3,670    Zurich Financial Services AG................................       1,251,577
-------------------------------------------------------------------------------------------
                                                                                  3,638,056
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 18.1%
    301,700    BAE SYSTEMS PLC.............................................    $  1,443,708
    396,800    BP PLC......................................................       3,261,836
    281,370    British Telecommunications PLC+.............................       1,766,873
    260,496    Cadbury Schweppes PLC.......................................       1,754,860
    233,674    Diageo PLC..................................................       2,560,082
     72,893    GlaxoSmithKline PLC.........................................       2,043,145
    207,650    Great Universal Stores PLC..................................       1,774,125
    300,819    HSBC Holdings PLC...........................................       3,560,126
  1,038,700    Invensys PLC+...............................................       1,964,800
    162,200    National Grid Group PLC*....................................       1,191,909
    452,300    Tesco PLC...................................................       1,637,984
    895,400    Vodafone AirTouch PLC.......................................       1,977,073
-------------------------------------------------------------------------------------------
                                                                                 24,936,521
-------------------------------------------------------------------------------------------
               TOTAL STOCK (Cost -- $143,843,682)..........................     124,873,143
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                 SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.3%
$12,797,000    CIBC Wood Gundy Securities Inc., 3.850% due 7/2/01; Proceeds
               at maturity --   $12,801,106; (Fully collateralized by U.S.
               Treasury Bills, 0.000% due 9/6/01;   Market
               value -- $13,053,701) (Cost -- $12,797,000).................      12,797,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $156,640,682**)..........    $137,670,143
-------------------------------------------------------------------------------------------

 + Non-income producing security.
 * All or a portion of this security is on loan (See Note 9).
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 92.1%
----------------------------------------------------------------------------------------
ADVERTISING -- 0.0%
      1,800   Lamar Advertising Co.*......................................  $     79,200
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
      6,180   General Dynamics Corp. .....................................       480,866
      5,330   Goodrich Corp. .............................................       202,433
     32,440   United Technologies Corp. ..................................     2,376,554
----------------------------------------------------------------------------------------
                                                                               3,059,853
----------------------------------------------------------------------------------------
APPAREL AND ACCESSORIES -- 0.2%
      5,500   Columbia Sportswear Co.*....................................       280,445
      6,410   Jones Apparel Group, Inc.*..................................       276,912
----------------------------------------------------------------------------------------
                                                                                 557,357
----------------------------------------------------------------------------------------
APPLIANCE AND TOOL -- 0.1%
      8,810   Stanley Works...............................................       368,963
----------------------------------------------------------------------------------------
AUDIO AND VIDEO EQUIPMENT -- 0.4%
     25,800   Gemstar-TV Guide International, Inc.*.......................     1,135,200
----------------------------------------------------------------------------------------
BANKS -- 1.8%
     19,600   Bank of America Corp. ......................................     1,176,588
      7,380   Capital One Financial Corp. ................................       442,800
     14,400   Fleet Boston Financial Corp. ...............................       568,080
     13,900   J.P. Morgan Chase & Co. ....................................       619,940
      8,680   Providian Financial Corp. ..................................       513,856
      8,140   SouthTrust Corp. ...........................................       211,640
     41,600   State Street Corp. .........................................     2,058,784
----------------------------------------------------------------------------------------
                                                                               5,591,688
----------------------------------------------------------------------------------------
BEVERAGES -- 0.1%
      5,800   Constellation Brands Inc.*..................................       237,800
----------------------------------------------------------------------------------------
BIOTECHNOLOGY AND DRUGS -- 5.1%
      5,840   Abgenix, Inc.*..............................................       262,800
      8,320   Allergan, Inc. .............................................       711,360
      6,500   AmeriSource Health Corp.*...................................       359,450
     18,000   Andrx Group*................................................     1,386,000
        600   Barr Laboratories, Inc.*....................................        42,246
     35,900   Biovail Corp.*..............................................     1,561,650
     17,410   Cardinal Health, Inc. ......................................     1,201,290
      2,800   Celgene Corp.*..............................................        80,780
      9,900   Covance Inc.*...............................................       224,235
      4,900   Elan Corp. PLC*.............................................       298,900
        700   Enzon Inc.*.................................................        43,750
      8,200   Forest Laboratories, Inc.*..................................       582,200
     32,480   Genentech, Inc.*............................................     1,789,648
     30,220   Genzyme General Division*...................................     1,843,420
      7,510   Gilead Sciences, Inc.*......................................       437,007
     12,900   IDEC Pharmaceuticals Corp.*.................................       873,201
      9,540   ImClone Systems, Inc.*......................................       503,712

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
BIOTECHNOLOGY AND DRUGS -- 5.1% (CONTINUED)
      4,500   MedImmune, Inc.*............................................  $    212,400
     10,760   Millennium Pharmaceuticals, Inc.*...........................       382,841
      2,400   Myriad Genetics, Inc.*......................................       151,968
      1,600   NBTY, Inc.*.................................................        19,904
        400   Protein Design Labs, Inc.*..................................        34,704
     14,100   Quest Diagnostics Inc.*.....................................     1,055,385
     22,320   Serono S.A. ADR.............................................       556,884
      2,800   Techne Corp.*...............................................        91,000
      9,400   Teva Pharmaceutical Industries Ltd. Sponsored ADR...........       585,620
      6,900   Watson Pharmaceutical, Inc.*................................       425,316
----------------------------------------------------------------------------------------
                                                                              15,717,671
----------------------------------------------------------------------------------------
BROADCASTING AND CABLE TV -- 8.1%
    109,250   Charter Communications, Inc.*...............................     2,550,987
     80,480   Clear Channel Communications, Inc.*.........................     5,046,096
     15,900   Comcast Corp.*..............................................       690,060
    129,000   EchoStar Communications Corp.*..............................     4,182,180
     22,100   Entercom Communications Corp.*..............................     1,184,781
     55,260   Fox Entertainment Group, Inc.*..............................     1,541,754
     27,610   Hughes Electronics Corp.*...................................       559,102
     24,500   NTL Inc.*...................................................       295,225
      2,800   Pegasus Communications Corp.*...............................        63,000
      3,790   Radio One Inc.*.............................................        87,170
     40,830   Univision Communications, Inc.*.............................     1,746,707
     54,380   USA Networks, Inc.*.........................................     1,532,972
     97,400   Viacom Inc., Class B Shares*................................     5,040,450
     14,330   Westwood One, Inc.*.........................................       528,061
----------------------------------------------------------------------------------------
                                                                              25,048,545
----------------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.1%
     44,400   Automatic Data Processing, Inc. ............................     2,206,680
      1,000   CheckFree Corp.*............................................        35,070
      6,600   eBay Inc.*..................................................       452,034
        484   Employee Solutions, Inc.*...................................             1
     17,400   Robert Half International Inc.*.............................       433,086
     19,400   Spherion Corp.*.............................................       173,630
----------------------------------------------------------------------------------------
                                                                               3,300,501
----------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.3%
      6,050   American Standard Cos. Inc.*................................       363,605
      4,180   Capstone Turbine Corp.*.....................................        94,008
      1,300   Flowserve Corp.*............................................        39,975
      6,670   Global Power Equipment Group Inc.*..........................       195,431
      2,780   SPX Corp.*..................................................       348,000
----------------------------------------------------------------------------------------
                                                                               1,041,019
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.4%
     13,470   Harrah's Entertainment, Inc.*...............................  $    475,491
      9,180   International Game Technology*..............................       576,045
      7,180   WMS Industries Inc.*........................................       230,981
----------------------------------------------------------------------------------------
                                                                               1,282,517
----------------------------------------------------------------------------------------
CHEMICAL MANUFACTURING -- 0.2%
      7,660   Air Products and Chemicals, Inc. ...........................       350,445
      6,470   Praxair, Inc. ..............................................       304,090
----------------------------------------------------------------------------------------
                                                                                 654,535
----------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 4.2%
     21,700   Advanced Fibre Communications, Inc.*........................       455,700
     42,720   CIENA Corp.*................................................     1,623,360
     59,570   Comverse Technology, Inc.*..................................     3,432,423
     13,100   JDS Uniphase Corp.*.........................................       167,025
     13,600   Juniper Networks, Inc.*.....................................       422,960
      7,200   Mitel Corp.*................................................        73,368
    131,350   Nokia Oyi Sponsored ADR.....................................     2,894,954
     28,500   Nortel Networks Corp. ......................................       259,065
      1,300   ONI Systems Corp.*..........................................        36,270
     32,630   QUALCOMM Inc.*..............................................     1,908,202
      8,800   RF Micro Devices, Inc.*.....................................       235,840
     42,600   TEKELEC*....................................................     1,154,460
     26,200   TyCom Ltd.*.................................................       450,640
----------------------------------------------------------------------------------------
                                                                              13,114,267
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 3.5%
     52,100   Allegiance Telecom, Inc.*...................................       780,979
     80,100   American Tower Corp.*.......................................     1,655,667
      8,900   China Unicom Ltd. ADR*......................................       157,530
     37,600   Global Crossing Ltd.*.......................................       324,864
     22,700   McLeodUSA, Inc.*............................................       104,193
     54,900   Metromedia Fiber Network, Inc.*.............................       111,996
     50,700   Nextel Partners, Inc.*......................................       786,864
     52,500   Qwest Communications International Inc. ....................     1,673,175
      9,000   SBA Communications Corp.*...................................       222,750
      7,800   Sprint FON Group............................................       166,608
    138,330   Sprint PCS Group*...........................................     3,340,670
      8,900   TeleCorp PCS, Inc.*.........................................       172,393
     14,700   Time Warner Telecom Inc.*...................................       492,744
      3,500   Triton PCS Holdings, Inc.*..................................       143,500
     25,734   Vodafone Group PLC*.........................................       575,155
----------------------------------------------------------------------------------------
                                                                              10,709,088
----------------------------------------------------------------------------------------
COMPUTER HARDWARE AND PERIPHERALS -- 2.8%
     39,700   Compaq Computer Corp. ......................................       614,953
     58,830   Dell Computer Corp.*........................................     1,526,639
     11,100   International Business Machines Corp. ......................     1,254,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMPUTER HARDWARE AND PERIPHERALS -- 2.8% (CONTINUED)
     41,980   Lexmark International, Inc.*................................  $  2,823,155
     22,300   Palm, Inc.*.................................................       135,361
    146,590   Sun Microsystems, Inc.*.....................................     2,304,395
----------------------------------------------------------------------------------------
                                                                               8,658,803
----------------------------------------------------------------------------------------
COMPUTER NETWORKS -- 2.6%
      4,190   Brocade Communications Systems, Inc.*.......................       184,318
     98,400   Cabletron Systems*..........................................     2,248,440
     13,900   CacheFlow Inc.*.............................................        68,527
    163,308   Cisco Systems, Inc.*........................................     2,972,206
     18,270   Emulex Corp.*...............................................       738,108
     48,700   Extreme Networks, Inc.*.....................................     1,436,650
      6,510   Intergraph Corp.*...........................................       100,254
     22,100   Network Appliance, Inc.*....................................       302,770
----------------------------------------------------------------------------------------
                                                                               8,051,273
----------------------------------------------------------------------------------------
COMPUTER SERVICES -- 5.6%
     31,900   Affiliated Computer Services*...............................     2,293,929
     32,700   Akamai Technologies, Inc.*..................................       300,022
     25,300   AOL Time Warner, Inc.*......................................     1,340,900
     39,400   The Bisys Group, Inc.*......................................     2,324,600
     17,600   Computer Sciences Corp. ....................................       608,960
     15,600   Digex, Inc.*................................................       202,800
     35,600   DST Systems, Inc.*..........................................     1,876,120
      4,920   Electronic Data Systems Corp. ..............................       307,500
     55,100   Exodus Communications Inc.*.................................       113,506
     37,600   First Data Corp. ...........................................     2,415,800
     34,900   Fiserv, Inc.*...............................................     2,232,902
      5,240   GTECH Holdings Corp. .......................................       186,072
     64,500   IMS Health, Inc. ...........................................     1,838,250
     43,680   SunGard Data Systems Inc.*..................................     1,310,837
      5,600   TeleTech Holdings, Inc.*....................................        50,344
----------------------------------------------------------------------------------------
                                                                              17,402,542
----------------------------------------------------------------------------------------
COMPUTER STORAGE DEVICES -- 1.3%
    118,650   EMC Corp.*..................................................     3,446,782
     17,100   SanDisk Corp.*..............................................       476,919
----------------------------------------------------------------------------------------
                                                                               3,923,701
----------------------------------------------------------------------------------------
CONGLOMERATES -- 3.9%
     17,600   General Electric, Co. ......................................       858,000
      1,500   Minnesota Mining & Manufacturing Co. .......................       171,150
        800   Pentair, Inc. ..............................................        27,040
      2,500   Textron, Inc. ..............................................       137,600
    201,362   Tyco International Ltd.+ ...................................    10,974,229
----------------------------------------------------------------------------------------
                                                                              12,168,019
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 0.2%
      6,410   Fluor Corp..................................................  $    289,411
      6,470   Jacobs Engineering Group Inc.*..............................       422,038
----------------------------------------------------------------------------------------
                                                                                 711,449
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.8%
     27,400   AES Corp.*..................................................     1,179,570
     30,700   Calpine Corp.*..............................................     1,160,460
----------------------------------------------------------------------------------------
                                                                               2,340,030
----------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 1.0%
     19,500   Celestica, Inc.*............................................     1,004,250
     19,100   Sanmina Corp.*..............................................       447,131
     18,800   SCI Systems, Inc.*..........................................       479,400
     39,900   Tektronix, Inc.*............................................     1,083,285
----------------------------------------------------------------------------------------
                                                                               3,014,066
----------------------------------------------------------------------------------------
FABRICATED PRODUCTS -- 0.1%
      8,880   Engelhard Corp. ............................................       229,015
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.3%
     42,100   Concord EFS, Inc.*..........................................     2,189,621
        930   Fannie Mae..................................................        79,190
     54,480   Freddie Mac.................................................     3,813,600
     14,540   Household International, Inc. ..............................       969,818
----------------------------------------------------------------------------------------
                                                                               7,052,229
----------------------------------------------------------------------------------------
FOOD PROCESSING -- 0.2%
      2,800   Smithfield Foods, Inc.*.....................................       112,840
     15,400   SYSCO Corp. ................................................       418,110
----------------------------------------------------------------------------------------
                                                                                 530,950
----------------------------------------------------------------------------------------
FORESTRY AND WOOD PRODUCTS -- 0.1%
      3,590   Weyerhaeuser Co. ...........................................       197,342
----------------------------------------------------------------------------------------
HEALTHCARE FACILITIES -- 1.0%
      4,030   AdvancePCS*.................................................       258,122
     24,800   Express Scripts, Inc.*......................................     1,364,744
     15,600   Laboratory Corp. of America Holdings*.......................     1,199,640
      8,110   Tenet Healthcare Corp.*.....................................       418,395
----------------------------------------------------------------------------------------
                                                                               3,240,901
----------------------------------------------------------------------------------------
HOTELS AND MOTELS -- 0.1%
      6,620   Starwood Hotels & Resorts Worldwide, Inc. ..................       246,794
----------------------------------------------------------------------------------------
INSURANCE -- 4.1%
     51,100   AFLAC Inc. .................................................     1,609,139
      4,830   Allstate Corp. .............................................       212,472
     41,560   American International Group, Inc. .........................     3,574,160
     22,000   CIGNA Corp. ................................................     2,108,040
     22,760   MetLife, Inc.*..............................................       705,105
      5,300   MGIC Investment Corp. ......................................       384,992

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INSURANCE -- 4.1% (CONTINUED)
     56,770   St. Paul Cos., Inc. ........................................  $  2,877,671
     24,500   UnumProvident Corp. ........................................       786,940
     22,900   Willis Group Holdings Ltd.*.................................       406,475
----------------------------------------------------------------------------------------
                                                                              12,664,994
----------------------------------------------------------------------------------------
INVESTMENT SERVICES -- 1.6%
     17,500   Goldman Sachs Group, Inc. ..................................     1,501,500
     18,620   Lehman Brothers Holdings, Inc. .............................     1,447,705
     23,240   Merrill Lynch & Co. Inc. ...................................     1,376,970
      8,090   Morgan Stanley Dean Witter & Co. ...........................       519,621
----------------------------------------------------------------------------------------
                                                                               4,845,796
----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT AND SUPPLIES -- 0.9%
     72,200   Guidant Corp.*..............................................     2,599,200
      3,670   Inhale Therapeutic Systems, Inc.*...........................        84,410
----------------------------------------------------------------------------------------
                                                                               2,683,610
----------------------------------------------------------------------------------------
NATURAL GAS UTILITIES -- 0.7%
     40,100   El Paso Energy Corp. .......................................     2,106,854
----------------------------------------------------------------------------------------
OIL AND GAS OPERATIONS -- 0.8%
      2,310   Devon Energy Corp. .........................................       121,275
     50,100   Dynegy Inc., Class A Shares.................................     2,329,650
----------------------------------------------------------------------------------------
                                                                               2,450,925
----------------------------------------------------------------------------------------
OIL WELL SERVICES AND EQUIPMENT -- 2.9%
     38,900   Baker Hughes Inc. ..........................................     1,303,150
     63,270   Global Marine Inc.*.........................................     1,178,720
     60,400   Grant Prideco, Inc.*........................................     1,056,396
     25,270   Noble Drilling Corp.*.......................................       827,593
     47,600   Santa Fe International Corp. ...............................     1,380,400
     31,100   Transocean Sedco Forex Inc. ................................     1,282,875
     39,200   Weatherford International, Inc.*............................     1,881,600
----------------------------------------------------------------------------------------
                                                                               8,910,734
----------------------------------------------------------------------------------------
PERSONAL AND HOUSEHOLD PRODUCTS -- 0.2%
     14,300   Gillette Co. ...............................................       414,557
      6,700   McKesson HBOC, Inc. ........................................       248,704
----------------------------------------------------------------------------------------
                                                                                 663,261
----------------------------------------------------------------------------------------
PERSONAL SERVICES -- 0.1%
      8,400   Cintas Corp. ...............................................       388,500
      1,300   Hotel Reservations Network, Inc.*...........................        60,489
----------------------------------------------------------------------------------------
                                                                                 448,989
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.5%
     22,600   Abbott Laboratories.........................................  $  1,085,026
     58,000   American Home Products Corp. ...............................     3,389,520
     22,800   Bristol-Myers Squibb Co. ...................................     1,192,440
     19,800   Eli Lilly and Co. ..........................................     1,465,200
     24,400   Pfizer Inc. ................................................       977,220
     47,400   Pharmacia Corp. ............................................     2,178,030
     19,100   Schering-Plough Corp. ......................................       692,184
----------------------------------------------------------------------------------------
                                                                              10,979,620
----------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.1%
      4,530   McGraw-Hill Cos., Inc. .....................................       299,660
----------------------------------------------------------------------------------------
RAILROADS -- 0.1%
      4,675   Canadian National Railway Co. ..............................       189,337
      4,240   CSX Corp. ..................................................       153,658
----------------------------------------------------------------------------------------
                                                                                 342,995
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.0%
     64,800   Harley-Davidson, Inc. ......................................     3,050,784
      6,500   Mattel, Inc. ...............................................       122,980
----------------------------------------------------------------------------------------
                                                                               3,173,764
----------------------------------------------------------------------------------------
RENTAL AND LEASING -- 0.0%
      1,050   Rent-A-Center, Inc.*........................................        55,230
----------------------------------------------------------------------------------------
RESTAURANTS -- 0.3%
     17,850   Applebee's International, Inc.*.............................       571,200
      2,400   CEC Entertainment, Inc.*....................................       118,440
      8,940   TRICON Global Restaurants*..................................       392,466
----------------------------------------------------------------------------------------
                                                                               1,082,106
----------------------------------------------------------------------------------------
RETAIL -- 5.2%
     12,400   Abercrombie & Fitch Co.*....................................       551,800
     10,340   American Eagle Outfitters*..................................       364,382
      8,930   Barnes & Noble, Inc.*.......................................       351,395
     19,270   Bed Bath & Beyond Inc.*.....................................       578,100
      9,800   BJ's Wholesale Club, Inc.*..................................       521,948
     27,540   Costco Wholesale Corp.*.....................................     1,131,343
     72,010   CVS Corp. ..................................................     2,779,586
      4,600   Dollar General Corp. .......................................        89,700
      4,300   Galyans Trading Co., Inc.*..................................        87,720
     18,300   The Home Depot, Inc. .......................................       851,865
     82,100   The Kroger Co.*.............................................     2,052,500
     35,000   Lowe's Cos. Inc. ...........................................     2,539,250
     68,700   Safeway Inc.*...............................................     3,297,600
      8,440   Target Corp. ...............................................       292,024
      5,900   Wal-Mart Stores, Inc. ......................................       287,920
      8,890   Williams-Sonoma, Inc.*......................................       345,110
----------------------------------------------------------------------------------------
                                                                              16,122,243
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SCHOOLS -- 0.2%
      4,600   Apollo Group, Inc.*.........................................  $    195,270
      3,200   Corinthian Colleges, Inc.*..................................       150,624
      2,900   Education Management Corp.*.................................       116,145
      5,400   ITT Educational Services, Inc.*.............................       243,000
----------------------------------------------------------------------------------------
                                                                                 705,039
----------------------------------------------------------------------------------------
SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.4%
     49,300   Applera Corp. - Applied Biosystems Group....................     1,318,775
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 8.2%
     65,430   Advanced Micro Devices, Inc.*...............................     1,889,618
      2,800   Alpha Industries, Inc.*.....................................        82,740
     24,700   Altera Corp.*...............................................       716,300
     67,100   Analog Devices, Inc.*.......................................     2,902,075
      8,280   Applied Materials, Inc.*....................................       406,548
      9,600   Applied Micro Circuits Corp.*...............................       165,120
     13,200   ASM International, N.V.*....................................       262,020
    103,700   Atmel Corp.*................................................     1,398,913
     10,800   Broadcom Corp.*.............................................       461,808
      8,200   Brooks Automation, Inc.*....................................       378,020
     26,880   Cirrus Logic, Inc.*.........................................       619,046
     12,700   Cypress Semiconductor Corp.*................................       302,895
      8,400   Fairchild Semiconductor International, Inc.*................       193,200
     49,700   Flextronics International Ltd.*.............................     1,297,667
      4,800   Integrated Device Technology, Inc.*.........................       152,112
     18,400   Intel Corp. ................................................       538,200
     18,850   Intersil Corp.*.............................................       686,140
      5,360   KLA-Tencor Corp.*...........................................       313,399
     37,000   LSI Logic Corp.*............................................       695,600
     17,350   LTX Corp.*..................................................       443,466
     34,800   Lam Research Corp.*.........................................     1,031,820
      2,700   Lattice Semiconductor Corp.*................................        65,880
      8,900   Linear Technology Corp. ....................................       393,558
      7,600   Marvell Technology Group Ltd.*..............................       204,440
        400   Mattson Technology, Inc.*...................................         6,992
     51,510   Micron Technology, Inc.*....................................     2,117,061
      6,100   Nanometrics Inc.*...........................................       167,671
     13,500   Novellus Systems, Inc.*.....................................       766,665
      5,000   PMC-Sierra, Inc.*...........................................       155,350
     53,100   QLogic Corp.*...............................................     3,422,295
      2,400   Rudolph Technologies Inc.*..................................       112,800
      9,730   Taiwan Semiconductor Manufacturing Co. Ltd.*................       147,799
     10,140   Teradyne, Inc.*.............................................       335,634
     17,400   Texas Instruments Inc. .....................................       548,100
     16,400   TranSwitch Corp.*...........................................       176,300
      4,800   Vitesse Semiconductor Corp.*................................       100,992
     42,050   Xilinx, Inc.*...............................................     1,734,142
----------------------------------------------------------------------------------------
                                                                              25,392,386
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SOFTWARE AND PROGRAMMING -- 13.2%
      8,470   Activision, Inc.*...........................................  $    332,447
     35,340   Adobe Systems, Inc. ........................................     1,660,980
     26,400   Art Technology Group Inc.*..................................       153,120
     33,400   BEA Systems, Inc.*..........................................     1,025,714
     26,500   BMC Software, Inc.*.........................................       597,310
    105,400   Cadence Design Systems, Inc.*...............................     1,963,602
     75,560   Check Point Software Technologies Ltd.*.....................     3,821,069
     25,900   Citrix Systems, Inc.*.......................................       903,910
     14,000   E.piphany, Inc.*............................................       142,240
      5,980   Electronic Arts Inc.*.......................................       346,242
      1,500   Electronics for Imaging, Inc.*..............................        44,250
     27,700   i2 Technologies, Inc.*......................................       548,460
     19,500   Informatica Corp.*..........................................       338,520
      7,800   Inktomi Corp.*..............................................        74,802
     14,700   Internet Security Systems, Inc.*............................       713,832
     11,100   Interwoven, Inc.*...........................................       187,590
     13,700   Legato Systems, Inc.*.......................................       218,515
      9,500   Manugistics Group, Inc.*....................................       238,450
     10,000   Mercury Interactive Corp.*..................................       599,000
     10,100   MetaSolv, Inc.*.............................................        80,094
     95,750   Microsoft Corp.*............................................     6,951,450
     13,300   Netegrity, Inc.*............................................       399,000
     13,900   NetIQ Corp.*................................................       434,931
    216,810   Oracle Corp.*...............................................     4,119,390
     35,840   PeopleSoft, Inc.*...........................................     1,764,403
     17,400   Peregrine Systems Inc.*.....................................       504,600
     27,800   Portal Software Inc.*.......................................       114,814
     86,900   Rational Software Corp.*....................................     2,437,545
      7,500   SAP AG......................................................       263,175
     29,880   Siebel Systems, Inc.*.......................................     1,401,372
      7,280   Synopsys, Inc.*.............................................       352,279
     15,870   Take-Two Interactive Software, Inc.*........................       294,389
      7,480   THQ Inc.*...................................................       446,032
      4,700   Tibco Software, Inc.*.......................................        60,019
     41,450   VeriSign, Inc.*.............................................     2,487,415
     71,980   Veritas Software Corp.*.....................................     4,788,829
      7,500   webMethods, Inc.*...........................................       158,850
----------------------------------------------------------------------------------------
                                                                              40,968,640
----------------------------------------------------------------------------------------
TOBACCO -- 0.1%
      7,450   Philip Morris Cos., Inc. ...................................       378,088
----------------------------------------------------------------------------------------
WASTE MANAGEMENT SERVICES -- 0.0%
      5,840   Allied Waste Industries Inc.*...............................       109,091
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $293,876,709)...................   285,368,118
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.3%
----------------------------------------------------------------------------------------
AUSTRALIA -- 0.0%
     56,790   Foster's Group Ltd. ........................................  $    158,125
----------------------------------------------------------------------------------------
CHINA -- 0.2%
     97,000   China Mobile (Hong Kong) Ltd.*..............................       512,365
----------------------------------------------------------------------------------------
FRANCE -- 0.5%
     19,300   Sanofi-Synthelabo S.A. .....................................     1,266,296
      3,100   Total Fina Elf S.A. ........................................       434,084
----------------------------------------------------------------------------------------
                                                                               1,700,380
----------------------------------------------------------------------------------------
GERMANY -- 0.1%
      1,800   SAP AG......................................................       248,240
----------------------------------------------------------------------------------------
JAPAN -- 0.1%
      1,000   Fast Retailing Co., Ltd. ...................................       173,990
----------------------------------------------------------------------------------------
SWITZERLAND -- 1.3%
    110,400   Novartis AG.................................................     3,995,282
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.1%
      3,000   AstraZeneca PLC.............................................       139,444
     24,700   Reed International PLC......................................       218,848
----------------------------------------------------------------------------------------
                                                                                 358,292
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $7,645,806)....................     7,146,674
----------------------------------------------------------------------------------------
   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.6%
$ 6,000,000   Federal Farm Credit, Discount Notes, 3.730% due 7/11/01.....     5,993,162
 11,207,000   Federal Home Loan Bank, Discount Notes, 3.940% due 7/2/01...    11,204,547
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $17,197,709)..........    17,197,709
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $318,720,224**)..........  $309,712,501
----------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                           SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 0.1%
-----------------------------------------------------------------------------------------------------
INDUSTRIES PRODUCTS AND EQUIPMENT -- 0.1%
$   50,000   B            Hexcel Corp., 7.000% due 8/1/03 (Cost -- $46,169)...........    $    50,438
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.2%
-----------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.6%
    75,000   B            Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due
                            5/15/11+..................................................         76,125
   175,000   B-           Anteon Corp., Company Guaranteed Notes, 12.000% due
                            5/15/09...................................................        170,406
-----------------------------------------------------------------------------------------------------
                                                                                              246,531
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.5%
   125,000   CCC+         Accuride Corp., Sr. Sub. Notes, 9.250% due 2/1/08...........         84,375
   200,000   B-           Aftermarket Technology Corp., Sr. Sub. Notes, 12.000% due
                            8/1/04....................................................        201,000
   250,000   B+           American Axle & Manufacturing Inc., Company Guaranteed
                            Notes,
                            9.750% due 3/1/09.........................................        252,500
   100,000   BBB-         Arvin Industries Inc., Notes, 7.125% due 3/15/09............         89,375
   100,000   B-           Hayes Lemmerz International Inc., Company Guaranteed Notes,
                            11.875% due 6/15/06+......................................         97,500
   150,000   CCC+         J.L. French Auto Casting, Company Guaranteed Notes, 11.500%
                            due 6/1/09................................................         55,500
   475,000   BB+          Lear Corp., Company Guaranteed Notes, 8.110% due 5/15/09....        476,781
   200,000   CCC+         Motor Coach Industrial International Inc., Company
                            Guaranteed Notes,
                            11.250% due 5/1/09........................................         85,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,342,031
-----------------------------------------------------------------------------------------------------
BANKING -- 1.1%
   450,000   BB+          GS Escrow Corp., Sr. Notes, 7.125% due 8/1/05...............        441,563
-----------------------------------------------------------------------------------------------------
BROADCASTING - RADIO AND TV -- 3.6%
   200,000   B-           ACME Television, Company Guaranteed Notes, step bond to
                            yield
                            15.211% due 9/30/04.......................................        189,000
    31,700   NR           AMFM Operating Inc., 12.625% due 10/31/06...................         34,949
   500,000   BBB-         Fox/Liberty Networks LLC Inc., Sr. Discount Notes, step bond to yield
                            9.750% due 8/15/07........................................        477,500
   100,000   B            LIN Television Corp., Sr. Notes, 8.000% due 1/15/08+........         97,000
   275,000   CCC+         Orion Networks, Sr. Notes, 11.250% due 1/15/07..............        125,125
   425,000   B            Sinclair Broadcast Group, Sr. Sub. Notes, 8.750% due
                            12/15/07..................................................        406,938
   125,000   CCC+         XM Satellite Radio Inc., 14.000% due 3/15/10++..............         75,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,406,137
-----------------------------------------------------------------------------------------------------
BUILDING AND DEVELOPMENT -- 1.4%
   100,000   B            American Builders & Contractors Supply Co., Company
                            Guaranteed Notes, 10.625% due 5/15/07.....................         94,000
   150,000   B-           Formica Corp., Sr. Sub. Notes, 10.875% due 3/1/09...........         90,750
   125,000   B            NCI Building Systems, Inc., Sr. Sub. Notes, 9.250% due
                            5/1/09....................................................        117,500
    50,000   B+           Nortek Inc., Sr. Notes, 9.125% due 9/1/07...................         49,250
   175,000   B1*          WCI Communities Inc., Sr. Sub. Notes, 10.625% due
                            2/15/11+..................................................        182,875
-----------------------------------------------------------------------------------------------------
                                                                                              534,375
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES -- 1.6%
$  225,000   B+           Buhrmann U.S. Inc., Company Guaranteed Notes, 12.250% due
                            11/1/09...................................................    $   222,750
   400,000   B-           Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                            due 2/1/08................................................        396,000
   400,000   C*           U.S. Office Products Co., Company Guaranteed Notes, 9.750%
                            due 6/15/08...............................................         11,000
-----------------------------------------------------------------------------------------------------
                                                                                              629,750
-----------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 10.5%
                          Charter Communications Holdings LLC, Sr. Discount Notes:
   775,000   B+           Step bond to yield 12.491% due 1/15/11......................        488,250
 1,050,000   B+           Step bond to yield 12.767% due 4/1/11.......................        721,875
                          CSC Holdings Inc., Sr. Sub. Notes:
   300,000   BB-          9.250% due 11/1/05..........................................        312,000
   250,000   BB-          9.875% due 2/15/13..........................................        267,812
   125,000   B            Diamond Cable Communications PLC, Sr. Discount Notes, step
                            bond to yield 9.900% due 2/15/07..........................         64,375
   150,000   B            Diamond Holdings PLC, Company Guaranteed Notes, 9.125% due
                            2/1/08....................................................         95,250
   500,000   B+           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............        492,500
                          NTL Inc., Sr. Notes:
   375,000   B            Step bond to yield 10.564% due 2/1/06.......................        255,000
   675,000   B            Step bond to yield 11.171% due 4/1/08.......................        295,312
   475,000   B            Step bond to yield 11.703% due 10/1/08......................        211,375
   250,000   CCC+         Pegasus Satellite Communications Inc., Sr. Discount Notes,
                            step bond to yield 13.981% due 3/1/07.....................        146,250
   100,000   B-           RCN Corp., Sr. Discount Notes, step bond to yield 11.425%
                            due 10/15/07..............................................         30,500
                          Telewest Communications PLC, Sr. Notes:
    50,000   B            11.250% due 11/1/08.........................................         44,750
   400,000   B            Step bond to yield 10.597% due 10/1/07......................        339,000
   125,000   B            UIH Australia Inc., Sr. Discount Notes, step bond to yield
                            15.632% due 5/15/06.......................................         40,625
   575,000   B-           United International Holdings, Sr. Discount Notes, step bond to yield
                            11.763% due 2/15/08.......................................        195,500
   400,000   B-           United Pan-Europe Communications Co., Sr. Discount Notes,
                            step bond to yield 13.375% due 11/1/09....................         66,000
-----------------------------------------------------------------------------------------------------
                                                                                            4,066,374
-----------------------------------------------------------------------------------------------------
CHEMICAL AND PLASTICS -- 3.1%
                          Foamex L.P., Company Guaranteed Notes:
   100,000   CCC+         13.500% due 8/15/05.........................................         79,500
   100,000   CCC+         9.875% due 6/15/07..........................................         66,500
   100,000   B-           Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+..........         55,500
   175,000   B            Huntsman ICI Chemicals, Company Guaranteed Notes, 10.125%
                            due 7/1/09................................................        173,250
   500,000   B+           Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09...        492,500
                          Polymer Group, Company Guaranteed Notes:
   225,000   B-           9.000% due 7/1/07...........................................         84,375
   300,000   B-           8.750% due 3/1/08...........................................        112,500
   150,000   B            Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                            7/1/06....................................................        134,250
-----------------------------------------------------------------------------------------------------
                                                                                            1,198,375
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CLOTHING AND TEXTILES -- 0.5%
$  225,000   B-           Gear for Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07.....    $   172,125
    50,000   D            Glenoit Corp., Company Guaranteed Notes, 11.000% due
                            4/15/07...................................................          2,188
                          Pillowtex Corp., Company Guaranteed Notes:
   100,000   D            10.000% due 11/15/06........................................          1,500
   175,000   D            9.000% due 12/15/07.........................................          2,625
-----------------------------------------------------------------------------------------------------
                                                                                              178,438
-----------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
   300,000   B-           Eagle Picher Industry Inc., Company Guaranteed Notes, 9.375%
                            due 3/1/08................................................        203,250
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.4%
   200,000   B-           Albecca Inc., Company Guaranteed Notes, 10.750% due
                            8/15/08...................................................        200,750
    75,000   BB+          American Greetings, Sr. Sub. Notes, 11.750% due 7/15/08+....         73,125
   225,000   B-           Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07...        199,687
   150,000   B-           Boyds Collection Ltd., Sr. Sub. Notes, 9.000% due 5/15/08...        151,500
   175,000   B-           Chattem Inc., Company Guaranteed Notes, 8.875% due 4/1/08...        161,875
    50,000   D            Diamond Brands Operating Corp., Company Guaranteed Notes,
                            10.125% due 4/15/08.......................................          7,250
   150,000   B            Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10++..........        153,000
   125,000   BB-          Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08..........        113,125
    50,000   B+           NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07...............         47,375
   100,000   B            Playtex Products Inc., Company Guaranteed Notes, 9.375% due
                            6/1/11+...................................................        102,250
   400,000   CCC          Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625% due
                            2/1/08....................................................        178,000
                          Sealy Mattress Co.:
    75,000   B-             Company Guaranteed Notes, step bond to yield 10.567% due
                            12/15/07..................................................         62,437
   175,000   B-           Sr. Sub. Notes, 9.875% due 12/15/07.........................        173,688
   150,000   B-           True Temper Sports Inc., Sr. Sub. Notes, 10.875% due
                            12/1/08...................................................        153,937
   200,000   CCC+         United Industries Corp., Sr. Sub. Notes, 9.875% due
                            4/1/09....................................................        163,000
   150,000   B-           Volume Service America Inc., Company Guaranteed Notes,
                            11.250% due 3/1/09........................................        139,875
-----------------------------------------------------------------------------------------------------
                                                                                            2,080,874
-----------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 2.1%
   100,000   B-           Huntsman Packaging Corp., 13.000% due 6/1/10++..............         77,000
                          Owens Illinois Inc., Sr. Notes:
   350,000   B+           7.850% due 5/15/04..........................................        281,750
   250,000   B+           8.100% due 5/15/07..........................................        188,750
   100,000   D            Russell-Stanley Holdings Inc., Sr. Sub. Notes, 10.875% due
                            2/15/09...................................................         15,500
   175,000   BBB          Sealed Air Corp., Company Guaranteed Notes, 8.750% due
                            7/1/08+...................................................        170,625
   100,000   B-           Tekni-Plex Inc., Company Guaranteed Notes, 12.750% due
                            6/15/10...................................................         81,500
-----------------------------------------------------------------------------------------------------
                                                                                              815,125
-----------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES AND EQUIPMENT -- 3.1%
                          Allied Waste North America Inc., Company Guaranteed Notes:
   700,000   BB-          7.625% due 1/1/06...........................................        695,625
   500,000   B+           10.000% due 8/1/09..........................................        516,250
-----------------------------------------------------------------------------------------------------
                                                                                            1,211,875
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
$   50,000   B            SCG Holdings & Semiconductor Co., Company Guaranteed Notes,
                            12.000% due 8/1/09........................................    $    30,250
   475,000   B-           Telecommunications Techniques Co., Company Guaranteed Notes,
                            9.750% due 5/15/08........................................        396,625
-----------------------------------------------------------------------------------------------------
                                                                                              426,875
-----------------------------------------------------------------------------------------------------
FARMING AND AGRICULTURE -- 0.4%
   200,000   B+           Royster-Clark Inc., First Mortgage Notes, 10.250% due
                            4/1/09....................................................        160,000
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILERS -- 0.0%
   150,000   NR           Jitney-Jungle Stores of America, Company Guaranteed Notes,
                            10.375% due 9/15/07.......................................             15
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.6%
   250,000   B-           Agrilink Foods Inc., Company Guaranteed Notes, 11.875% due
                            11/1/08...................................................        231,250
   300,000   CCC+         Eagle Family Foods, Company Guaranteed Notes, 8.750% due
                            1/15/08...................................................        181,500
   175,000   B-           Michael Foods, Sr. Sub. Notes, 11.750% due 4/1/11+..........        180,250
    50,000   CCC+         New World Pasta Co., Company Guaranteed Notes, 9.250% due
                            2/15/09...................................................         31,750
-----------------------------------------------------------------------------------------------------
                                                                                              624,750
-----------------------------------------------------------------------------------------------------
FOOD SERVICES -- 1.1%
   150,000   CCC+         Advantica Restaurant Group, Sr. Notes, 11.250% due
                            1/15/08...................................................         90,750
   200,000   B-           Carrols Corp., Company Guaranteed Notes, 9.500% due
                            12/1/08...................................................        176,000
   175,000   B-           Dominos Inc., Company Guaranteed Notes, 10.375% due
                            1/15/09...................................................        178,500
   100,000   NR           Nebco Evans Holdings Co., Sr. Discount Notes, step bond to yield
                            10.820% due 7/15/07.......................................            125
-----------------------------------------------------------------------------------------------------
                                                                                              445,375
-----------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 1.2%
                          Georgia Pacific Corp., Notes:
    75,000   BBB-         7.500% due 5/15/06..........................................         75,468
    50,000   BBB-         8.125% due 5/15/11..........................................         50,000
   175,000   B-           Riverwood International Co., Sr. Notes, 10.625% due
                            8/1/07+...................................................        179,375
   175,000   B            Stone Container Corp., Sr. Notes, 9.750% due 2/1/11+........        179,375
-----------------------------------------------------------------------------------------------------
                                                                                              484,218
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.0%
   200,000   B-           Alliance Imaging, Sr. Sub. Notes, 10.375% due 4/15/11+......        206,000
   250,000   BB+          Columbia/HCA Healthcare, Notes, 6.910% due 6/15/05..........        246,250
    50,000   B-           Davita Inc., Company Guaranteed Notes, 9.250% due
                            4/15/11+..................................................         51,250
   125,000   CCC+         Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                            6/15/09...................................................         55,625
   300,000   BB+          HCA Inc., 8.750% due 9/1/10.................................        318,750
   325,000   CCC+         Kinetic Concepts, Inc., Company Guaranteed Notes, 9.625% due
                            11/1/07...................................................        300,625
   100,000   B+           Magellan Health Services, Sr. Notes, 9.375% due 11/15/07+...        102,125
   200,000   NR           Manor Care Inc., Sr. Notes, 8.000% due 3/1/08+..............        202,000
    75,000   B+           Owens & Minor Inc., Sr. Sub. Notes, 8.500% due 7/15/11+.....         75,938

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.0% (CONTINUED)
                          Tenet Healthcare Corp., Sr. Notes:
$  400,000   BB+          8.000% due 1/15/05..........................................    $   412,500
   100,000   BB+          7.625% due 6/1/08...........................................        102,125
   550,000   BB-          8.125% due 12/1/08..........................................        567,188
    75,000   B-           Triad Hospitals Inc., Company Guaranteed Notes, 8.750% due
                            5/1/09+...................................................         76,688
-----------------------------------------------------------------------------------------------------
                                                                                            2,717,064
-----------------------------------------------------------------------------------------------------
HOTELS, MOTELS, INNS AND CASINOS -- 3.5%
   200,000   BB           FelCor Lodging LP, Sr. Notes, 8.500% due 6/1/11+............        192,000
   325,000   B-           Florida Panthers Holdings Inc., Company Guaranteed Notes,
                            9.875% due 4/15/09........................................        333,125
                          HMH Properties Inc.:
   350,000   BB           Company Guaranteed Notes, 7.875% due 8/1/08.................        337,750
   300,000   BB           Sr. Notes, 8.450% due 12/1/08...............................        293,250
                          MeriStar Hospitality Corp., Sr. Notes:
    75,000   BB-          9.000% due 1/15/08+.........................................         75,937
   125,000   BB-          9.125% due 1/15/11+.........................................        126,562
-----------------------------------------------------------------------------------------------------
                                                                                            1,358,624
-----------------------------------------------------------------------------------------------------
INDUSTRIES PRODUCTS AND EQUIPMENT -- 4.2%
   145,000   BB-          Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                            5/15/07...................................................        156,600
   175,000   CCC+         Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09.............        101,938
   200,000   B            Cabot Safety Corp., Sr. Sub. Notes, 12.500% due 7/15/05.....        202,750
   150,000   CC           Continental Global Group, Sr. Notes, 11.000% due 4/1/07.....         66,750
   225,000   B            Euramax International PLC, Sr. Sub. Notes, 11.250% due
                            10/1/06...................................................        180,000
   225,000   B            Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............        217,687
   100,000   B-           International Utility Structures, Sr. Sub. Notes, 10.750%
                            due 2/1/08................................................         60,500
   150,000   B-           MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        140,250
   100,000   CCC+         Neenah Corp., Sr. Sub. Notes, Series B, 11.125% due
                            5/1/07....................................................         54,375
   150,000   B            Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03....        143,250
   325,000   B            Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                            due 6/1/08................................................        310,781
-----------------------------------------------------------------------------------------------------
                                                                                            1,634,881
-----------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 1.8%
   308,000   D            AMF Bowling Worldwide Inc., Sr. Sub. Discount Notes, step
                            bond to yield 13.034% due 3/15/06.........................         12,320
   825,000   B            Premier Parks Inc., Sr. Discount Notes, step bond to yield
                            10.089% due 4/1/08........................................        670,313
-----------------------------------------------------------------------------------------------------
                                                                                              682,633
-----------------------------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.9%
   275,000   BB           AGCO Corp., Sr. Notes, 9.500% due 5/1/08+...................        266,750
    50,000   BBB-         Briggs & Stratton, Sr. Notes, 8.875% due 3/15/11+...........         50,750
   150,000   NR           Clark Material Handling, Company Guaranteed Notes, Series D,
                            10.750% due 11/15/06......................................          3,750
   150,000   B            Columbus McKinnon Corp., Company Guaranteed Notes, 8.500%
                            due 4/1/08................................................        136,500
   175,000   B-           Fairchild Corp., Company Guaranteed Notes, 10.750% due
                            4/15/09...................................................        143,062
   150,000   CCC+         NationsRent Inc., Company Guaranteed Notes, 10.375% due
                            12/15/08..................................................         35,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.9% (CONTINUED)
                          United Rentals Inc., Company Guaranteed Notes:
$  225,000   BB           10.750% due 4/15/08+........................................    $   234,000
   250,000   BB-          9.000% due 4/1/09...........................................        232,500
   125,000   CC           Wec Co., Company Guaranteed Notes, 12.000% due 7/15/09......         13,125
-----------------------------------------------------------------------------------------------------
                                                                                            1,115,687
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.6%
   250,000   NR           AEI Holdings Co. Inc., Company Guaranteed Notes, 10.500% due
                            12/15/05+.................................................        175,000
   150,000   NR           AEI Resources Inc., Sr. Sub. Notes, 11.500% due 12/15/06+...         52,875
-----------------------------------------------------------------------------------------------------
                                                                                              227,875
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 3.0%
   100,000   B            Comstock Resources, Inc., Company Guaranteed Notes, 11.250%
                            due 5/1/07................................................        106,250
   200,000   CCC+         Continental Resources, Inc., Company Guaranteed Notes,
                            10.250% due 8/1/08........................................        175,000
   200,000   B            Dresser Inc., Sr. Sub. Notes, 9.375% due 4/15/11+...........        203,500
   150,000   B+           Lone Star Technologies Inc., Sr. Sub. Notes, 9.000% due
                            6/1/11+...................................................        145,500
   125,000   BB           Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....        134,375
   275,000   BB           Pride International Inc., Sr. Notes, 9.375% due 5/1/07......        290,125
   100,000   BB-          Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........        103,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,157,750
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 1.8%
   125,000   B-           Advanstar Communications Inc., Company Guaranteed Notes,
                            12.000% due 2/15/11.......................................        128,125
    75,000   NR           Advanstar Inc., step bond to yield 15.008% due 10/15/11.....         40,875
   300,000   B+           Garden State Newspapers, Sr. Sub. Notes, 8.750% due
                            10/1/09...................................................        289,500
   175,000   B+           Hollinger International Publishing Inc., Company Guaranteed
                            Notes,
                            9.250% due 3/15/07........................................        176,750
   100,000   B-           Ziff Davis Media Inc., Company Guaranteed Notes, 12.000% due
                            7/15/10...................................................         55,500
-----------------------------------------------------------------------------------------------------
                                                                                              690,750
-----------------------------------------------------------------------------------------------------
SERVICES -- 2.0%
   200,000   B            American Tower Corp., Sr. Notes, 9.375% due 2/1/09+.........        187,500
                          Crown Castle International Corp., Sr. Discount Notes:
   200,000   B            Step bond to yield 10.419% due 5/15/11......................        125,500
   375,000   B            Step bond to yield 11.181% due 8/1/11.......................        235,312
   175,000   B-           Sitel Corp., Company Guaranteed Notes, 9.250% due 3/15/06...        154,656
    50,000   B+           URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09...............         51,375
-----------------------------------------------------------------------------------------------------
                                                                                              754,343
-----------------------------------------------------------------------------------------------------
STEEL -- 0.5%
   125,000   B-           Metals USA Inc., Company Guaranteed Notes, 8.625% due
                            2/15/08...................................................         85,626
   150,000   D            Republic Technology Inc., Company Guaranteed Notes, 13.750%
                            due 7/15/09...............................................         18,000
   125,000   BB+          Ryerson Tull Inc., Notes, 9.125% due 7/15/06................        105,313
-----------------------------------------------------------------------------------------------------
                                                                                              208,939
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 2.3%
$  250,000   CCC+         Allied Holdings Inc., Company Guaranteed Notes, 8.625% due
                            10/1/07...................................................    $   169,375
   200,000   B+           Gearbulk Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        205,000
   100,000   C*           Holt Group, Company Guaranteed Notes, 9.750% due 1/15/06....          5,500
   100,000   CCC+         Railworks Corp., Company Guaranteed Notes, 11.500% due
                            4/15/09...................................................         34,500
                          Stena AB, Sr. Notes:
   225,000   BB-          10.500% due 12/15/05........................................        222,750
   150,000   BB-          8.750% due 6/15/07..........................................        135,750
   125,000   BB-          Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11+.......        126,875
-----------------------------------------------------------------------------------------------------
                                                                                              899,750
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 12.6%
   275,000   CCC          AirGate PCS Inc., Sr. Sub. Notes, step bond to yield 13.693%
                            due 10/1/09...............................................        160,875
   575,000   CCC          Alamosa PCS Holdings Inc., Company Guaranteed Notes, step
                            bond to yield 13.725% due 2/15/10.........................        267,375
   100,000   B+           Asia Global Crossing, Sr. Notes, 13.375% due 10/15/10.......         80,500
                          Call Net Enterprises Inc., Sr. Discount Notes:
   375,000   B+           Step bond to yield 8.902% due 8/15/07.......................         88,125
   375,000   B+           Step bond to yield 10.148% due 8/15/08......................         71,250
   175,000   B+           Step bond to yield 10.800% due 5/15/09......................         32,375
   300,000   C            Dolphin Telecom PLC, Sr. Discount Notes, step bond to yield
                            14.000% due 5/15/09.......................................          7,500
   350,000   BB           Global Crossing Holdings Ltd., Company Guaranteed Notes,
                            9.500% due 11/15/09.......................................        275,625
                          Intermedia Communications Inc.:
                            Sr. Discount Notes:
   250,000   B            Step bond to yield 10.851% due 7/15/07......................        221,250
   125,000   CCC+         Step bond to yield 12.234% due 3/1/09.......................         91,875
   100,000   B            Sr. Notes, 8.600% due 6/1/08................................         98,500
                          Level 3 Communications, Sr. Discount Notes:
   525,000   CCC+         9.125% due 5/1/08...........................................        220,500
   475,000   CCC+         Step bond to yield 11.076% due 12/1/08......................        123,500
                          McLeodUSA Inc.:
   525,000   B+           Sr. Discount Notes, step bond to yield 9.511% due 3/1/07....        280,875
   125,000   B+           Sr. Notes, 9.500% due 11/1/08...............................         70,625
   375,000   B-           Millicom International Cellular S.A., Sr. Sub. Discount
                            Notes, step bond to yield 12.145% due 6/1/06..............        324,375
                          Nextel Communications Inc.:
                            Sr. Discount Notes:
   250,000   B            Step bond to yield 10.505% due 9/15/07......................        177,188
   375,000   B            Step bond to yield 9.798% due 2/15/08.......................        235,312
   800,000   B            Sr. Notes, 9.375% due 11/15/09..............................        636,000
    75,000   B-           Nextel International Inc., Sr. Discount Notes, step bond to yield
                            12.125% due 4/15/08.......................................         15,937
    80,000   CCC+         Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                            14.000% due 2/1/09........................................         45,800
 1,475,000   B            NEXTLINK Communication Inc., Sr. Discount Notes, step bond
                            to yield 13.046% due 6/1/09...............................        228,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 12.6% (CONTINUED)
                          PSINet Inc., Sr. Notes:
$  350,000   D            10.000% due 2/15/05.........................................    $    22,750
   100,000   D            11.500% due 11/1/08.........................................          6,500
   125,000   D            11.000% due 8/1/09..........................................          8,125
   275,000   BB-          Rogers Cantel Inc., Sr. Sub. Notes, 8.800% due 10/1/07......        258,500
                          Triton PCS Inc., Company Guaranteed Notes:
    75,000   B-           9.375% due 2/1/11...........................................         73,125
   425,000   B-           Step bond to yield 13.043% due 5/1/08.......................        344,781
   350,000   D            Viatel Inc., Sr. Discount Notes, step bond to yield 13.236%
                            due 4/15/08...............................................          8,750
                          VoiceStream Wireless Corp.:
   375,000   A-           Sr. Discount Notes, step bond to yield 11.338% due
                            11/15/09..................................................        313,125
   100,000   A-           Sr. Notes, 10.375% due 11/15/09.............................        114,500
                          Winstar Communications, Inc.:
   250,000   D            Sr. Discount Notes, step bond to yield 15.561% due
                            4/15/10...................................................          1,875
   127,000   D            Sr. Notes, 12.750% due 4/15/10..............................          1,588
-----------------------------------------------------------------------------------------------------
                                                                                            4,907,606
-----------------------------------------------------------------------------------------------------
UTILITIES -- 5.6%
   350,000   BB           Caithness Coso Funding Corp., Secured Notes, 9.050% due
                            12/15/09..................................................        344,750
   600,000   BB+          Calpine Corp., Sr. Notes, 8.500% due 2/15/11................        579,000
                          CMS Energy Corp., Sr. Notes:
   200,000   BB           8.900% due 7/15/08..........................................        199,148
   200,000   BB           7.500% due 1/15/09..........................................        185,250
   200,000   BB           8.500% due 4/15/11..........................................        194,500
   250,000   BBB-         El Paso Electric Co., First Mortgage, 9.400% due 5/1/11.....        270,313
   450,000   BBB-         Niagara Mohawk Power Corp., Sr. Discount Notes, step bond to yield
                            8.075% due 7/1/10.........................................        389,250
-----------------------------------------------------------------------------------------------------
                                                                                            2,162,211
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $44,613,485).......     35,014,044
-----------------------------------------------------------------------------------------------------
SHARES                                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
BROADCASTING - RADIO, CABLE AND TV -- 0.2%
     1,000                Sinclair Capital, 11.625%...................................         95,250
-----------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.2%
        76                Pegasus Communications Corp., Payment-in-kind, 12.750% due
                            1/1/02....................................................         72,419
-----------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.0%
     1,209                Nebco Evans Holding Co., Payment-in-kind, 11.250% due
                            6/1/03....................................................            151
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 1.1%
                          Primedia Inc.:
     4,250                Series F, 9.200%............................................        332,563
     1,500                Series H, 8.625%............................................        114,375
-----------------------------------------------------------------------------------------------------
                                                                                              446,938
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
     1,010              Nextel Communications Inc., Payment-in-kind, 11.125% due
                          2/15/03...................................................    $    60,853
---------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $953,676)....................        675,611
---------------------------------------------------------------------------------------------------
WARRANTS                                            SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
WARRANTS# -- 0.0%
---------------------------------------------------------------------------------------------------
BROADCASTING - RADIO AND TV -- 0.0%
       125              XM Satellite Radio Holdings Inc., Expire 3/15/10............          3,172
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
       100              UIH Australia Pacific Inc., Expire 5/15/06..................             25
---------------------------------------------------------------------------------------------------
CHEMICALS AND PLASTICS -- 0.0%
       100              Sterling Chemicals Holdings Inc., Expire 8/15/08............             88
---------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.0%
       200              Josten Inc., Expire 5/1/10..................................          3,025
---------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 0.0%
       100              Pilant Corp., Expire 6/1/10.................................             10
---------------------------------------------------------------------------------------------------
SERVICES -- 0.0%
       100              Metricom Inc., Expire 2/15/10...............................              1
---------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       150              Republic Technology Inc., Expire 7/15/09....................              1
---------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $45,238)............................          6,322
---------------------------------------------------------------------------------------------------
 FACE
AMOUNT                                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.0%
$3,103,000              J.P. Morgan Chase & Co., 3.850% due 7/2/01; Proceeds at
                          maturity -- $3,103,996; (Fully collateralized by U.S.
                          Treasury Notes,
                          8.750% due 11/15/08; Market value -- $3,167,763)
                          (Cost -- $3,103,000)......................................      3,103,000
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $48,761,568**)...........    $38,849,415
---------------------------------------------------------------------------------------------------

(a)  All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by
     Moody's Investors Service, Inc.
 +   Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers.
++   Security has been issued with attached warrants.
 #   Non-income producing securities.
**   Aggregate cost for Federal income tax purposes is
     substantially the same.
     See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.1%
   6,100   Northrop Grumman Corp. .....................................  $   488,610
------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 1.8%
  19,957   Ford Motor Co. .............................................      489,944
   5,490   General Motors Corp. .......................................      353,282
------------------------------------------------------------------------------------
                                                                             843,226
------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.9%
  28,300   Cooper Tire & Rubber Co. ...................................      401,860
  11,600   TRW Inc. ...................................................      475,600
------------------------------------------------------------------------------------
                                                                             877,460
------------------------------------------------------------------------------------
BANKS -- 5.1%
  12,800   Bank of America Corp. ......................................      768,384
  12,500   First Union Corp. ..........................................      436,750
   8,000   J.P. Morgan Chase & Co. ....................................      356,800
  12,100   PNC Financial Services Group ...............................      796,059
------------------------------------------------------------------------------------
                                                                           2,357,993
------------------------------------------------------------------------------------
CHEMICALS -- 3.2%
  14,700   Ashland Inc. ...............................................      589,470
   9,000   E.I. du Pont de Nemours & Co. ..............................      434,160
   8,000   PPG Industries, Inc. .......................................      420,560
------------------------------------------------------------------------------------
                                                                           1,444,190
------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.3%
  35,200   Cendant Corp.*..............................................      686,400
  10,600   H&R Block, Inc. ............................................      684,230
  16,300   McKesson HBOC, Inc. ........................................      605,056
------------------------------------------------------------------------------------
                                                                           1,975,686
------------------------------------------------------------------------------------
COMPUTERS -- 7.4%
  27,500   Compaq Computer Corp. ......................................      425,975
   5,900   Computer Sciences Corp.*....................................      204,140
   7,600   Electronic Data Systems Corp. ..............................      475,000
  15,400   Hewlett-Packard Co. ........................................      440,440
   6,500   International Business Machines Corp. ......................      734,500
   8,600   Lexmark International, Inc.*................................      578,350
  39,000   Storage Technology Corp.*...................................      536,640
------------------------------------------------------------------------------------
                                                                           3,395,045
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
ELECTRIC -- 5.5%
  22,800   Edison International*.......................................  $   254,220
  18,300   Entergy Corp. ..............................................      702,537
   8,000   FPL Group, Inc. ............................................      481,680
  13,000   Public Service Enterprise Group Inc. .......................      635,700
  13,300   Reliant Energy, Inc. .......................................      428,393
------------------------------------------------------------------------------------
                                                                           2,502,530
------------------------------------------------------------------------------------
ELECTRONICS -- 3.0%
   7,600   Johnson Controls, Inc. .....................................      550,772
  13,175   Koninklijke Philips Electric NV, NY Shares..................      348,215
  11,300   Parker-Hannifin Corp. ......................................      479,572
------------------------------------------------------------------------------------
                                                                           1,378,559
------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 1.1%
  15,890   Waste Management, Inc. .....................................      489,730
------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.0%
  10,380   The Bear Stearns Cos. Inc. .................................      612,109
  12,200   Morgan Stanley Dean Witter & Co. ...........................      783,606
------------------------------------------------------------------------------------
                                                                           1,395,715
------------------------------------------------------------------------------------
FOOD -- 2.0%
  11,100   General Mills, Inc. ........................................      485,958
  23,400   Sara Lee Corp. .............................................      443,196
------------------------------------------------------------------------------------
                                                                             929,154
------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 0.8%
  10,600   International Paper Co......................................      378,420
------------------------------------------------------------------------------------
HEALTHCARE -- 4.6%
  17,600   Baxter International Inc. ..................................      862,400
  49,500   HEALTHSOUTH Corp.* .........................................      790,515
   7,500   UnitedHealth Group Inc. ....................................      463,125
------------------------------------------------------------------------------------
                                                                           2,116,040
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.5%
  12,000   Kimberly-Clark Corp. .......................................      670,800
------------------------------------------------------------------------------------
INSURANCE -- 11.0%
   9,500   Allmerica Financial Corp. ..................................      546,250
  15,900   The Allstate Corp. .........................................      699,441
   7,000   CIGNA Corp. ................................................      670,740
  34,300   Conseco, Inc.* .............................................      468,195
  11,300   Lincoln National Corp. .....................................      584,775
  14,400   Loews Corp. ................................................      927,792
   5,200   Marsh & McLennan Cos., Inc. ................................      525,200
  11,400   MBIA, Inc. .................................................      634,752
------------------------------------------------------------------------------------
                                                                           5,057,145
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.9%
   9,700   Ingersoll-Rand Co. .........................................  $   399,640
------------------------------------------------------------------------------------
MANUFACTURING -- 4.4%
   6,800   Textron, Inc................................................      374,272
  30,391   Tyco International Ltd. ....................................    1,656,310
------------------------------------------------------------------------------------
                                                                           2,030,582
------------------------------------------------------------------------------------
MEDIA -- 3.3%
  24,100   Charter Communications, Inc.*...............................      562,735
  18,600   The News Corp. Ltd. ADR ....................................      602,640
   6,100   Viacom Inc., Class A Shares*................................      323,544
------------------------------------------------------------------------------------
                                                                           1,488,919
------------------------------------------------------------------------------------
OIL AND GAS -- 9.5%
  12,600   BP PLC......................................................      628,110
   6,000   Chevron Corp. ..............................................      543,000
  18,700   ENSCO International Inc. ...................................      437,580
   8,100   Exxon Mobil Corp. ..........................................      707,535
   7,400   Kerr-McGee Corp. ...........................................      490,398
   6,300   Texaco Inc. ................................................      419,580
  15,000   Tosco Corp. ................................................      660,750
  16,600   USX-Marathon Group..........................................      489,866
------------------------------------------------------------------------------------
                                                                           4,376,819
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.5%
  13,500   Abbott Laboratories.........................................      648,135
  14,300   Bristol-Myers Squibb Co. ...................................      747,890
   5,000   Merck & Co., Inc. ..........................................      319,550
   7,578   Pharmacia Corp. ............................................      348,209
------------------------------------------------------------------------------------
                                                                           2,063,784
------------------------------------------------------------------------------------
RETAIL -- 1.7%
  11,500   Federated Department Stores, Inc.*..........................      488,750
   6,300   Wal-Mart Stores, Inc. ......................................      307,440
------------------------------------------------------------------------------------
                                                                             796,190
------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 1.7%
  20,550   Washington Mutual, Inc......................................      771,653
------------------------------------------------------------------------------------
SEMICONDUCTOR -- 1.3%
  10,200   Novellus Systems, Inc.*.....................................      579,258
------------------------------------------------------------------------------------
SOFTWARE -- 4.4%
  14,700   First Data Corp. ...........................................      944,475
  24,300   Galileo International, Inc. ................................      789,750
  47,500   Novell, Inc.*...............................................      270,275
------------------------------------------------------------------------------------
                                                                           2,004,500
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
  15,300   AT&T Corp. .................................................  $   336,600
   5,781   General Motors Corp., Class H Shares*.......................      117,065
  29,400   Lucent Technologies Inc. ...................................      182,280
  19,400   Motorola, Inc. .............................................      321,264
  19,500   Sprint Corp. ...............................................      416,520
  15,950   Verizon Communications Inc. ................................      853,325
  11,700   WorldCom, Inc. - WorldCom Group*............................      175,030
------------------------------------------------------------------------------------
                                                                           2,402,084
------------------------------------------------------------------------------------
TOBACCO -- 2.8%
  15,300   Philip Morris Cos., Inc. ...................................      776,475
  17,800   UST Inc. ...................................................      513,708
------------------------------------------------------------------------------------
                                                                           1,290,183
------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
   9,200   Union Pacific Corp. ........................................      505,172
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $41,629,015)....................   45,009,087
------------------------------------------------------------------------------------
  FACE
 AMOUNT                              SECURITY                               VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.9%
$859,000   J.P. Morgan Chase & Co., 3.600% due 7/2/01; Proceeds at
             maturity -- $859,258; (Fully collateralized by U.S.
             Treasury Notes, 8.750% due 11/15/08; Market
             value -- $877,481) (Cost -- $859,000).....................      859,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $42,488,015**)             $45,868,087
------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 96.2%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.5%
     8,470    L-3 Communications Holdings, Inc.*..........................    $   646,261
-----------------------------------------------------------------------------------------
AGRICULTURE -- 0.2%
     6,060    Universal Corp. ............................................        240,340
-----------------------------------------------------------------------------------------
AIRLINES -- 0.1%
     9,100    Atlas Air Worldwide Holdings, Inc.*.........................        128,856
-----------------------------------------------------------------------------------------
APPAREL -- 0.7%
    20,150    Jones Apparel Group, Inc.*..................................        870,480
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.1%
    24,160    ArvinMeritor, Inc. .........................................        404,438
     7,024    BorgWarner, Inc. ...........................................        348,531
    14,505    Lear Corp.*.................................................        506,225
-----------------------------------------------------------------------------------------
                                                                                1,259,194
-----------------------------------------------------------------------------------------
BANKS -- 8.5%
    13,316    Associated Banc-Corp. ......................................        479,243
    18,260    City National Corp. ........................................        808,735
    13,820    Compass Bancshares Inc. ....................................        366,230
    22,680    First Tennessee National Corp. .............................        787,223
     5,048    First Virginia Banks, Inc. .................................        237,862
    40,267    Hibernia Corp., Class A Shares..............................        716,753
     7,400    Investors Financial Services Corp. .........................        495,800
    12,610    M & T Bank Corp. ...........................................        952,055
    15,018    Marshall & Ilsley Corp. ....................................        809,470
    16,720    Mercantile Bankshares Corp. ................................        654,254
    31,280    National Commerce Bancorporation............................        762,294
    18,202    North Fork Bancorporation, Inc. ............................        564,262
    22,325    Pacific Century Financial Corp. ............................        575,762
    13,850    Provident Financial Group, Inc. ............................        455,942
    15,310    TCF Financial Corp. ........................................        709,006
    10,075    Zions Bancorporation........................................        594,425
-----------------------------------------------------------------------------------------
                                                                                9,969,316
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.3%
     9,890    Pepsi Bottling Group, Inc. .................................        396,589
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.9%
    24,284    Genzyme Corp. -- General Division*..........................      1,481,324
    20,470    IDEC Pharmaceuticals Corp.*.................................      1,385,614
     8,090    Incyte Genomics, Inc.* .....................................        198,367
    27,320    Millennium Pharmaceuticals, Inc.* ..........................        972,046
     6,050    Protein Design Labs, Inc.* .................................        524,898
-----------------------------------------------------------------------------------------
                                                                                4,562,249
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
    14,620    American Standard Cos., Inc.*...............................        878,662
     7,390    Martin Marietta Materials, Inc. ............................        365,731

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.5% (CONTINUED)
     5,990    USG Corp. ..................................................    $    25,278
    14,100    York International Corp. ...................................        493,782
-----------------------------------------------------------------------------------------
                                                                                1,763,453
-----------------------------------------------------------------------------------------
CASINO SERVICES -- 0.8%
    14,480    International Game Technology*..............................        908,620
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.4%
    21,213    Albemarle Corp. ............................................        491,505
    17,190    Cabot Corp. ................................................        619,184
    21,260    Crompton Corp. .............................................        231,734
    17,915    IMC Global Inc. ............................................        182,733
    14,070    The Lubrizol Corp. .........................................        436,874
    15,307    Lyondell Chemical Co. ......................................        235,422
     4,195    Minerals Technologies Inc. .................................        180,049
    30,411    Solutia, Inc.*..............................................        387,740
-----------------------------------------------------------------------------------------
                                                                                2,765,241
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.8%
    23,813    Apollo Group, Inc., Class A Shares*.........................      1,010,862
     4,283    Concord EFS, Inc.*..........................................        222,759
    12,230    DeVry, Inc.*................................................        441,748
    16,880    First Health Group Corp.*...................................        407,146
    15,090    Manpower Inc. ..............................................        451,191
    11,080    Plexus Corp.*...............................................        365,640
    12,860    Quanta Services, Inc.*......................................        283,434
    16,780    United Rentals, Inc.*.......................................        435,441
    11,680    Valassis Communications, Inc.*..............................        418,144
    14,490    Viad Corp. .................................................        382,536
-----------------------------------------------------------------------------------------
                                                                                4,418,901
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICE/FINANCE -- 0.2%
     8,900    NCO Group, Inc.*............................................        275,277
-----------------------------------------------------------------------------------------
COMPUTERS -- 3.5%
     7,980    Affiliated Computer Services, Class A Shares*...............        573,842
    18,740    DST Systems, Inc.*..........................................        987,598
     9,770    InFocus Corp.*..............................................        199,210
    10,260    Mentor Graphics Corp.*......................................        179,550
    15,767    Quantum Corp. - DLT & Storage Systems*......................        159,089
    22,810    Storage Technology Corp.*...................................        313,866
    39,102    SunGard Data Systems Inc.*..................................      1,173,451
     9,723    Synopsys, Inc.*.............................................        470,496
-----------------------------------------------------------------------------------------
                                                                                4,057,102
-----------------------------------------------------------------------------------------
CREDIT SERVICES -- 0.8%
    18,420    AmeriCredit Corp.*..........................................        956,919
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.6%
     4,810    Fastenal Co. ...............................................    $   298,124
    10,475    Tech Data Corp.*............................................        349,446
-----------------------------------------------------------------------------------------
                                                                                  647,570
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
    19,197    A.G. Edwards, Inc. .........................................        863,865
    14,100    Heller Financial, Inc. .....................................        564,000
     8,470    Legg Mason, Inc. ...........................................        421,467
     6,930    Waddell & Reed Financial, Inc. .............................        220,028
-----------------------------------------------------------------------------------------
                                                                                2,069,360
-----------------------------------------------------------------------------------------
ELECTRIC -- 6.3%
    30,070    ALLETE, Inc. ...............................................        676,575
    14,480    Alliant Energy Corp. .......................................        422,092
    23,480    Covanta Energy Corp.*.......................................        433,441
    25,085    DPL Inc. ...................................................        726,462
    12,990    DQE Inc. ...................................................        292,275
    14,525    Energy East Corp. ..........................................        303,718
    10,880    IDACORP, Inc. ..............................................        379,494
    22,416    The Montana Power Co. ......................................        260,026
    18,174    Northest Utilities..........................................        377,111
    25,267    OGE Energy Corp. ...........................................        571,287
    14,820    Public Service Co. of New Mexico............................        475,722
    19,459    SCANA Corp. ................................................        552,636
    28,064    TECO Energy Inc. ...........................................        855,952
    13,870    UtiliCorp United Inc. ......................................        423,729
    25,117    Wisconsin Energy Corp. .....................................        597,031
-----------------------------------------------------------------------------------------
                                                                                7,347,551
-----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 0.5%
    10,470    International Rectifier Corp.*..............................        357,027
     8,400    Lattice Semiconductor Corp.*................................        204,960
-----------------------------------------------------------------------------------------
                                                                                  561,987
-----------------------------------------------------------------------------------------
ELECTRONICS -- 3.3%
    16,795    Arrow Electronics, Inc.*....................................        407,951
    17,070    Avnet, Inc. ................................................        382,709
     7,640    DSP Group, Inc.*............................................        163,878
    13,470    Integrated Device Technology, Inc.*.........................        426,864
    10,740    Micrel, Inc.*...............................................        354,420
    15,417    Microchip Technology Inc.*..................................        528,032
     9,270    Sawtek Inc.*................................................        218,123
    19,420    SCI Systems Inc.*...........................................        495,210
    21,022    Vishay Intertechnology Inc.*................................        483,506
    14,990    Waters Corp.*...............................................        413,874
-----------------------------------------------------------------------------------------
                                                                                3,874,567
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.3%
     5,620    Jacobs Engineering Group*...................................    $   366,593
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.3%
    33,235    Park Place Entertainment Corp.*.............................        402,144
-----------------------------------------------------------------------------------------
FOOD -- 1.9%
    34,050    Hormel Foods Corp. .........................................        828,777
    16,975    McCormick & Co., Inc., Non-voting Shares....................        713,290
    12,250    Suiza Foods Corp.*..........................................        650,475
    14,940    Tyson Foods, Inc., Class A Shares...........................        137,597
-----------------------------------------------------------------------------------------
                                                                                2,330,139
-----------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 1.0%
    12,210    Bowater Inc. ...............................................        546,275
    18,435    Georgia-Pacific Corp. ......................................        659,051
-----------------------------------------------------------------------------------------
                                                                                1,205,326
-----------------------------------------------------------------------------------------
GAS -- 0.5%
    14,160    AGL Resources Inc. .........................................        336,300
    12,580    Vectren Corp. ..............................................        260,406
-----------------------------------------------------------------------------------------
                                                                                  596,706
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.5%
     5,135    SPX Corp.*..................................................        642,799
-----------------------------------------------------------------------------------------
HEALTHCARE -- 3.8%
     6,890    Apogent Technologies Inc.*..................................        169,494
     6,630    Covance Inc.*...............................................        150,170
    28,790    Health Management Associates, Inc.*.........................        605,742
    19,770    Health Net Inc.*............................................        343,998
    13,458    Lincare Holdings, Inc.*.....................................        403,875
     8,030    MiniMed Inc.*...............................................        385,440
    10,245    Oxford Health Plans, Inc.*..................................        293,007
    13,600    Quest Diagnostics Inc.*.....................................      1,017,960
    15,060    STERIS Corp.*...............................................        301,953
    10,020    Trigon Healthcare, Inc.*....................................        649,797
     8,050    VISX, Inc.*.................................................        155,768
-----------------------------------------------------------------------------------------
                                                                                4,477,204
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 0.5%
    15,353    Clayton Homes Inc...........................................        241,349
     7,870    Lennar Corp. ...............................................        328,179
-----------------------------------------------------------------------------------------
                                                                                  569,528
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.8%
    19,110    Furniture Brands International, Inc.*.......................        535,080
    19,760    Polycom Inc.*...............................................        456,258
-----------------------------------------------------------------------------------------
                                                                                  991,338
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.6%
    12,860    Hillenbrand Industries......................................    $   734,435
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.4%
    13,490    Church & Dwight Co., Inc. ..................................        343,321
    10,580    Pennzoil-Quaker State Co. ..................................        118,496
-----------------------------------------------------------------------------------------
                                                                                  461,817
-----------------------------------------------------------------------------------------
INSURANCE -- 3.9%
    11,966    American Financial Group, Inc. .............................        362,570
    12,360    Arthur J. Gallagher & Co. ..................................        321,360
     8,310    Everest Re Group, Ltd. .....................................        621,588
    12,060    Leucadia National Corp. ....................................        391,347
     6,120    The Mony Group Inc. ........................................        245,596
    25,131    Old Republic International, Corp. ..........................        728,799
    12,046    The PMI Group Inc. .........................................        875,262
    14,800    Protective Life Corp. ......................................        508,676
    13,000    Radian Group Inc. ..........................................        525,850
-----------------------------------------------------------------------------------------
                                                                                4,581,048
-----------------------------------------------------------------------------------------
INTERNET SECURITY -- 0.7%
    13,490    Avocent Corp.*..............................................        306,898
     7,980    CheckFree Corp.*............................................        279,859
    32,106    E*Trade Group, Inc.*........................................        207,084
-----------------------------------------------------------------------------------------
                                                                                  793,841
-----------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICE -- 0.2%
     3,150    Neuberger Berman Inc. ......................................        214,200
-----------------------------------------------------------------------------------------
IRON/STEEL -- 0.2%
    20,932    Ryerson Tull, Inc. .........................................        282,373
-----------------------------------------------------------------------------------------
LEISURE TIME -- 0.4%
    28,290    Callaway Golf Co. ..........................................        446,982
-----------------------------------------------------------------------------------------
LODGING -- 0.5%
    20,900    Mandalay Resort Group*......................................        572,660
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.4%
     8,466    Tecumseh Products Co., Class A Shares.......................        419,067
-----------------------------------------------------------------------------------------
MEDIA -- 3.0%
    20,840    Belo Corp., Class A Shares..................................        392,626
     7,080    Emmis Communications Corp., Class A Shares*.................        217,710
    12,080    Hispanic Broadcasting Corp.*................................        346,575
     5,200    Macrovision Corp.*..........................................        356,200
     7,560    Reader's Digest Association, Inc., Class A Shares...........        217,350
     8,940    Scholastic Corp.*...........................................        402,300
     1,820    Washington Post Co., Class B Shares.........................      1,044,680
    16,240    Westwood One Inc.*..........................................        598,444
-----------------------------------------------------------------------------------------
                                                                                3,575,885
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.3%
     9,840    Beckman Coulter, Inc. ......................................    $   401,472
-----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.6%
    12,920    Pentair Inc. ...............................................        436,696
    10,839    Trinity Industries..........................................        222,200
-----------------------------------------------------------------------------------------
                                                                                  658,896
-----------------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.1%
    26,120    3COM Corp.*.................................................        124,070
-----------------------------------------------------------------------------------------
OFFICE FURNISHINGS -- 0.3%
    13,440    Herman Miller, Inc. ........................................        325,248
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 2.5%
    23,522    Global Marine Inc.*.........................................        438,215
     6,000    Helmerich & Payne, Inc. ....................................        184,920
     7,800    Marine Drilling Co. Inc.*...................................        149,058
     6,165    Murphy Oil Corp. ...........................................        453,744
     7,980    Noble Affiliates Inc. ......................................        282,093
    23,900    Ocean Energy Inc. ..........................................        417,055
    14,005    Pioneer National Resources Co.*.............................        238,785
    10,963    Ultramar Diamond Shamrock Corp. ............................        518,002
     8,030    Valero Energy Corp. ........................................        295,343
-----------------------------------------------------------------------------------------
                                                                                2,977,215
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 3.1%
    23,550    BJ Services Co.*............................................        668,349
    18,221    ENSCO International Inc.  ..................................        426,371
    14,385    Grant Prideco Inc.*.........................................        251,594
     8,030    Hanover Compressor Co.*.....................................        265,713
    10,000    National-Oilwell, Inc.*.....................................        268,000
     6,845    Smith International Inc.*...................................        410,179
     8,882    Tidewater, Inc. ............................................        334,851
    14,351    Varco International, Inc.*..................................        267,072
    14,385    Weatherford International, Inc.*............................        690,480
-----------------------------------------------------------------------------------------
                                                                                3,582,609
-----------------------------------------------------------------------------------------
OIL FIELD MACHINE AND EQUIPMENT -- 0.3%
     6,420    Cooper Cameron Corp.*.......................................        358,236
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.3%
    13,732    Sonoco Products Co. ........................................        341,652
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.6%
    10,570    AmeriSource Health Corp.*...................................        584,521
     4,570    Barr Laboratories Inc.*.....................................        321,774
    27,860    Bergen Brunwig Corp., Class A Shares........................        535,469
     7,190    COR Therapeutics, Inc.*.....................................        219,295
    18,640    Express Scripts, Inc.*......................................      1,025,759
    10,860    Gilead Sciences Inc.*.......................................        631,943
    10,200    ICN Pharmaceuticals Inc. ...................................        323,544

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.6% (CONTINUED)
    36,361    Ivax Corp.*.................................................    $ 1,418,079
    12,954    Mylan Laboratories Inc. ....................................        364,396
    13,840    Omnicare Inc. ..............................................        279,568
    10,306    Sepracor Inc.*..............................................        410,179
     8,160    Vertex Pharmaceuticals Inc.*................................        403,920
-----------------------------------------------------------------------------------------
                                                                                6,518,447
-----------------------------------------------------------------------------------------
PIPELINES -- 0.8%
     9,660    Equitable Resources, Inc. ..................................        321,775
     4,811    National Fuel Gas Co. ......................................        250,124
    13,820    Questar Corp. ..............................................        342,183
-----------------------------------------------------------------------------------------
                                                                                  914,082
-----------------------------------------------------------------------------------------
RETAIL -- 4.8%
    12,240    Abercrombie & Fitch Co., Class A Shares*....................        544,680
     8,760    American Eagle Outfitters, Inc.*............................        308,702
    12,659    Barnes & Noble, Inc.*.......................................        498,132
    16,225    BJ's Wholesale Club, Inc.*..................................        864,144
    19,406    Brinker International, Inc.*................................        501,645
    10,880    CDW Computer Centers, Inc.*.................................        432,045
     8,751    Dollar Tree Stores, Inc.*...................................        243,628
    29,198    Family Dollar Stores Inc. ..................................        748,345
     8,880    The Neiman Marcus Group, Inc.*..............................        275,280
    17,370    Outback Steakhouse, Inc.*...................................        500,256
     5,480    Payless ShoeSource Inc.*....................................        354,556
    11,010    Williams-Sonoma, Inc.*......................................        427,408
-----------------------------------------------------------------------------------------
                                                                                5,698,821
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 1.4%
     8,448    Dime Bancorp, Inc. .........................................        314,688
     7,080    Golden Sate Bancorp Inc. ...................................        218,064
    18,713    GreenPoint Financial Corp. .................................        718,579
    28,287    Sovereign Bancorp, Inc. ....................................        367,731
-----------------------------------------------------------------------------------------
                                                                                1,619,062
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.6%
    24,280    Lam Research Corp.*.........................................        719,902
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.2%
    61,100    Atmel Corp.*................................................        824,239
     9,020    Cirrus Logic, Inc.*.........................................        207,731
     9,760    Credence Systems Corp.*.....................................        236,582
    26,820    Cypress Semiconductor Corp.*................................        639,657
    22,190    TranSwitch Corp.*...........................................        238,543
    18,510    Triquint Semiconductors, Inc.*..............................        416,475
-----------------------------------------------------------------------------------------
                                                                                2,563,227
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.6%
     3,880    Advent Software, Inc.*......................................    $   246,380
    10,620    Bisys Group Inc.*...........................................        626,580
    34,276    Cadence Design Systems, Inc.*...............................        638,562
    11,370    CSG Systems International, Inc.*............................        645,361
    19,060    Electronic Arts Inc.*.......................................      1,103,574
     3,995    Fiserv, Inc.*...............................................        255,600
    11,120    Jack Henry & Associates, Inc. ..............................        344,720
     6,490    Macromedia, Inc.*...........................................        116,820
    12,580    National Instruments Corp.*.................................        408,221
     9,200    NVIDIA Corp.*...............................................        853,300
    31,082    Rational Software Corp.*....................................        871,850
    21,031    Reynolds & Reynolds Co., Class A Shares.....................        461,630
    17,730    SEI Investments Co. ........................................        840,402
    16,510    Structural Dynamics Research Corp.*.........................        404,495
    21,890    Sybase, Inc.*...............................................        360,091
    10,460    Symantec Corp.*.............................................        456,997
    13,960    Wind River Systems, Inc.*...................................        243,742
-----------------------------------------------------------------------------------------
                                                                                8,878,325
-----------------------------------------------------------------------------------------
STEEL AND IRON -- 0.2%
     5,430    Precision Castparts Corp. ..................................        203,191
-----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.8%
    16,360    Harris Corp. ...............................................        445,156
    20,450    RF Micro Devices, Inc.*.....................................        548,060
-----------------------------------------------------------------------------------------
                                                                                  993,216
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
    15,550    Advance Fibre Communications, Inc.*.........................        326,550
    34,690    Broadwing Inc.*.............................................        848,171
-----------------------------------------------------------------------------------------
                                                                                1,174,721
-----------------------------------------------------------------------------------------
TELEPHONE -- 0.8%
     8,375    Telephone and Data Systems, Inc. ...........................        910,781
-----------------------------------------------------------------------------------------
TOBACCO -- 0.7%
    15,480    R.J. Reynolds Tobacco Holdings, Inc. .......................        845,208
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
    19,010    C.H. Robinson Worldwide, Inc. ..............................        530,189
    10,249    CNF Inc. ...................................................        289,534
     6,420    Expeditors International....................................        385,194
-----------------------------------------------------------------------------------------
                                                                                1,204,917
-----------------------------------------------------------------------------------------
TRUCKING AND LEASING -- 0.5%
    13,088    GATX Corp. .................................................        524,653
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $108,781,136)...................    112,921,869
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                      DISCIPLINED MID CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY OBLIGATIONS -- 0.4%
$  500,000    U.S. Treasury Bill, 3.430% due 9/13/01 (Cost -- $496,427)...  $    496,427
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.4%
 4,023,000    Morgan Stanley Dean Witter & Co., 3.900% due 7/2/01;             4,023,000
                Proceeds at maturity -- $4,024,307; (Fully collateralized
                by U.S. Treasury Notes, 10.750% due 5/15/03;
                Market value -- $4,106,102) (Cost -- $4,023,000)..........
----------------------------------------------------------------------------------------
                                                                            $117,441,296
              TOTAL INVESTMENTS -- 100% (Cost -- $113,300,563**)..........
----------------------------------------------------------------------------------------

 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CC the highest degree of speculation. While such bonds will likely have some quality and protective
                        characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                             TRAVELERS       LAZARD           MFS         FEDERATED                  DISCIPLINED
                                              QUALITY     INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                               BOND           STOCK          GROWTH         YIELD         STOCK         STOCK
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost....................  $97,567,768   $156,640,682    $318,720,224   $48,761,568   $42,488,015   $113,300,563
  Foreign currency, at cost...............           --       (223,914)             --            --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $97,261,030   $137,670,143    $309,712,501   $38,849,415   $45,868,087   $117,441,296
  Cash....................................        1,539        457,222           7,944           622         2,746            801
  Dividends and interest receivable.......    1,741,829        222,677          86,395       727,628        40,454         65,993
  Receivable for open forward foreign
    currency contracts (Note 7)...........           --            842          27,316            --            --         31,500
  Receivable for securities sold..........           --      2,494,429       3,543,932            --       208,085             --
  Collateral for securities on loan (Note
    9)....................................           --     29,356,600              --            --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                               99,004,398    170,201,913     313,378,088    39,577,665    46,119,372    117,539,590
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable........       25,365         89,115         185,234        20,505        22,981         65,043
  Administration fees payable.............        4,658          6,481          14,819         1,895         2,205          5,584
  Payable for securities on loan (Note
    9)....................................           --     29,356,600              --            --            --             --
  Payable for securities purchased........           --      1,131,910       3,139,770       272,686            --             --
  Payable to bank -- foreign currency.....           --        213,880              --            --            --             --
  Payable for open forward foreign
    currency contracts (Note 7)...........           --          1,042          13,574            --            --             --
  Accrued expenses........................       20,045         81,459          97,218        47,415        30,238         32,982
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................       50,068     30,880,487       3,450,615       342,501        55,424        103,609
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $98,954,330   $139,321,426    $309,927,473   $39,235,164   $46,063,948   $117,435,981
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $93,269,401   $156,331,638    $340,377,413   $46,548,842   $39,862,530   $105,433,674
  Undistributed net investment income.....    6,572,396        848,130         171,259     6,747,674       758,962        547,373
  Accumulated net realized gain (loss) on
    security transactions, futures
    contracts and foreign currencies......     (580,729)     1,130,478     (21,627,218)   (4,149,199)    2,062,384      7,363,701
  Net unrealized appreciation
    (depreciation) of investments, futures
    contracts and foreign currencies......     (306,738)   (18,988,820)     (8,993,981)   (9,912,153)    3,380,072      4,091,233
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $98,954,330   $139,321,426    $309,927,473   $39,235,164   $46,063,948   $117,435,981
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    8,574,419     12,337,765      18,596,940     4,073,709     2,771,227      6,894,214
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................       $11.54         $11.29          $16.67         $9.63        $16.62         $17.03
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                              TRAVELERS       LAZARD            MFS         FEDERATED                 DISCIPLINED
                                               QUALITY     INTERNATIONAL     EMERGING         HIGH       FEDERATED      MID CAP
                                                 BOND          STOCK          GROWTH          YIELD        STOCK         STOCK
                                              PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................  $2,659,731   $    260,781    $     896,652   $ 2,236,571   $   12,488   $   173,462
  Dividends.................................          --      1,835,629          753,552        34,165      378,993       488,692
  Less: Foreign withholding tax.............          --       (236,039)          (6,287)           --       (1,656)           --
      Interest expense......................          --             --           (2,239)           --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................   2,659,731      1,860,371        1,641,678     2,270,736      389,825       662,154
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........     133,435        574,100        1,266,054       130,613      139,650       362,531
  Administration fees (Note 2)..............      24,764         41,751          101,284        12,057       13,406        31,074
  Audit and legal...........................      11,263         11,287           13,931        11,323       11,124        11,786
  Shareholder and system servicing fees.....       7,925          7,971            7,977         7,891        7,940         7,891
  Shareholder communications................       3,652          6,658           23,516         2,681        2,727         3,002
  Custody...................................       2,558         55,753           50,303         2,411        2,502        11,911
  Trustees' fees............................       1,967          1,973            1,973         1,973        1,973         1,973
  Pricing service fees......................       1,004          4,082              788        10,507           --            --
  Registration fees.........................         491            620              422            --          198            --
  Other.....................................         857          1,160              986           345          544           523
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................     187,916        705,355        1,467,234       179,801      180,064       430,691
---------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.....................   2,471,815      1,155,016          174,444     2,090,935      209,761       231,463
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
     short-term securities).................   1,965,704     (3,459,360)     (58,856,883)   (2,759,318)     246,230      (614,074)
    Futures contracts.......................          --             --               --            --           --       368,199
    Foreign currency transactions...........          --       (304,420)         (69,632)           --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)                     1,965,704     (3,763,780)     (58,926,515)   (2,759,318)     246,230      (245,875)
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) From:
    Security transactions...................    (698,689)   (17,025,389)     (52,016,745)    1,183,663    1,265,166      (855,989)
    Foreign currency transactions...........          --        (34,690)          13,766            --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)..........................    (698,689)   (17,060,079)     (52,002,979)    1,183,663    1,265,166      (855,989)
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES..........   1,267,015    (20,823,859)    (110,929,494)   (1,575,655)   1,511,396    (1,101,864)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS................................  $3,738,830   $(19,668,843)   $(110,755,050)  $   515,280   $1,721,157   $  (870,401)
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 2001

                                          TRAVELERS        LAZARD            MFS         FEDERATED                   DISCIPLINED
                                           QUALITY      INTERNATIONAL     EMERGING          HIGH        FEDERATED      MID CAP
                                             BOND           STOCK          GROWTH          YIELD          STOCK         STOCK
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income................  $  2,471,815   $   1,155,016   $     174,444   $  2,090,935   $   209,761   $    231,463
  Net realized gain (loss).............     1,965,704      (3,763,780)    (58,926,515)    (2,759,318)      246,230       (245,875)
  Change in net unrealized appreciation
    (depreciation).....................      (698,689)    (17,060,079)    (52,002,979)     1,183,663     1,265,166       (855,989)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS....................     3,738,830     (19,668,843)   (110,755,050)       515,280     1,721,157       (870,401)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.....    34,272,364     413,248,143      21,394,293      3,611,395     3,489,799     29,546,791
  Cost of shares reacquired............   (12,422,941)   (395,089,175)    (21,193,136)    (3,627,956)   (3,959,880)    (6,456,793)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS.......    21,849,423      18,158,968         201,157        (16,561)     (470,081)    23,089,998
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS......    25,588,253      (1,509,875)   (110,553,893)       498,719     1,251,076     22,219,597
NET ASSETS:
  Beginning of period..................    73,366,077     140,831,301     420,481,366     38,736,445    44,812,872     95,216,384
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*.......................  $ 98,954,330   $ 139,321,426   $ 309,927,473   $ 39,235,164   $46,063,948   $117,435,981
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of:...........................    $6,572,396        $848,130        $171,259     $6,747,674      $758,962       $547,373
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2000

                                         TRAVELERS        LAZARD            MFS          FEDERATED                    DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED       MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK          STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 4,150,460    $  1,238,822     $   (829,939)   $ 4,746,053    $   549,371    $   316,103
  Net realized gain (loss)............   (1,285,751)      5,727,478       38,646,449     (1,154,652)     1,979,540      7,827,169
  Change in net unrealized
    appreciation (depreciation).......    1,337,545     (19,748,123)    (142,617,515)    (7,239,063)    (1,130,852)       413,528
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS...................    4,202,254     (12,781,823)    (104,801,005)    (3,647,662)     1,398,059      8,556,800
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............   (2,975,955)     (3,151,892)              --     (4,325,900)      (499,440)       (86,500)
  Net realized gains..................           --      (4,240,191)     (24,261,927)            --     (1,987,461)    (2,943,719)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS.....   (2,975,955)     (7,392,083)     (24,261,927)    (4,325,900)    (2,486,901)    (3,030,219)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares....   24,511,498     582,150,290      129,665,598      5,709,971      6,703,442     60,964,561
  Net asset value of shares issued for
    reinvestment of dividends.........    2,975,955       7,392,083       24,261,927      4,325,900      2,486,901      3,030,219
  Cost of shares reacquired...........  (14,686,058)   (547,093,994)     (17,336,803)   (13,141,429)   (12,900,822)   (19,372,734)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS......   12,801,395      42,448,379      136,590,722     (3,105,558)    (3,710,479)    44,622,046
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....   14,027,694      22,274,473        7,527,790    (11,079,120)    (4,799,321)    50,148,627
NET ASSETS:
  Beginning of year...................   59,338,383     118,556,828      412,953,576     49,815,565     49,612,193     45,067,757
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*........................  $73,366,077    $140,831,301     $420,481,366    $38,736,445    $44,812,872    $95,216,384
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net investment
  income of:..........................   $4,150,088       $(252,306)              --     $4,736,537       $549,201       $315,910
---------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment
  loss of:............................           --              --         $(10,086)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2005, MFS Value, formerly known as NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of Lazard International Stock, MFS Emerging Growth and Federated High Yield Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Travelers Quality Bond and Federated High Yield Portfolios ("Portfolios") to amortize premium and all discounts on all fixed-income securities. The Portfolios elected to adopt this requirement effective January 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001,
 52

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

the Travelers Quality Bond and Federated High Yield Portfolios had income decreased by $123,747 and $14,626, net realized gain increased by $46,311 and $18,533 and the change in net unrealized appreciation of investments increased (decreased) by $77,436 and $(3,907), respectively. In addition, the Travelers Quality Bond and Federated High Yield Portfolios recorded adjustments to decrease the cost of securities and decrease to accumulated undistributed net investment income by $49,507 and $79,798, respectively, to reflect the cumulative effect of this change up to the date of the adoption.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of their average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives accounts fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, MEG paid Salomon Smith Barney Inc., another subsidiary of Citigroup, brokerage commissions of $165.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $109,079,600   $ 73,416,415
Lazard International Stock..................................    54,424,592     46,259,402
MFS Emerging Growth.........................................   571,525,240    546,663,948
Federated High Yield........................................     9,329,597      8,909,200
Federated Stock.............................................     3,275,086      3,967,453
Disciplined Mid Cap Stock...................................    44,891,684     20,793,554
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Travelers Quality Bond......................................  $   925,885    $(1,232,623)    $   (306,738)
Lazard International Stock..................................    3,215,009    (22,185,548)     (18,970,539)
MFS Emerging Growth.........................................   15,637,191    (24,644,914)      (9,007,723)
Federated High Yield........................................    1,137,847    (11,050,000)      (9,912,153)
Federated Stock.............................................    7,965,336     (4,585,264)       3,380,072
Disciplined Mid Cap Stock...................................   14,097,860     (9,957,127)       4,140,733
---------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     LIS, MEG and DMCS may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, DMCS had the following open futures contracts.

                                            EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                            MONTH/YEAR   CONTRACTS     VALUE        VALUE         LOSS
---------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P MidCap 400 Index.......................     9/01         12       $3,147,000   $3,097,500    $(49,500)
---------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2001, the Portfolios did not enter into any written covered call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At June 30, 2001, LIS and MFS had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                                LOCAL       MARKET    SETTLEMENT   UNREALIZED
                      FOREIGN CURRENCY                         CURRENCY     VALUE        DATE      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
TO BUY:
Yen.........................................................   9,128,735   $ 73,217     7/2/01        $(176)
Yen.........................................................   2,538,588     20,360     7/2/01          (49)
Yen.........................................................  35,281,954    282,980     7/2/01         (682)
Yen.........................................................   2,177,030     17,462     7/3/01          (42)
--------------------------------------------------------------------------------------------------------------
                                                                                                       (949)
--------------------------------------------------------------------------------------------------------------
TO SELL:
British Pound...............................................     123,569    173,768     7/2/01          786
British Pound...............................................      44,047     61,940     7/2/01           56
Euro........................................................     196,339    166,210     7/2/01          (27)
Singapore Dollars...........................................     129,022     70,821     7/2/01          (66)
--------------------------------------------------------------------------------------------------------------
                                                                                                        749
--------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts................................                                          $(200)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

MFS EMERGING GROWTH PORTFOLIO

                                                                LOCAL       MARKET    SETTLEMENT   UNREALIZED
                      FOREIGN CURRENCY                         CURRENCY     VALUE        DATE      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------
TO BUY:
Yen.........................................................  51,760,669   $418,578    9/17/01      $(13,574)
--------------------------------------------------------------------------------------------------------------
TO SELL:
Australian Dollar...........................................     321,425    162,915    9/17/01         3,584
Yen.........................................................  71,760,669    580,314    9/17/01        23,732
--------------------------------------------------------------------------------------------------------------
                                                                                                      27,316
--------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Forward
  Foreign Currency Contracts................................                                        $ 13,742
--------------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At June 30, 2001, LIS loaned common stocks having a value of approximately $27,813,153 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
TIME DEPOSITS:
  LandesBank Hessen Thuringen, 4.08% due 7/2/01.............  $ 1,459,505
  Societe Generale, 4.00% due 7/2/01........................    1,459,505
  Union Bank of Switzerland, 4.06% due 7/2/01...............    1,459,005
REPURCHASE AGREEMENTS:
  Bear, Stearns & Co., 4.16% due 7/2/01.....................    4,776,466
  CS First Boston Corp., 4.11% due 7/2/01...................    5,761,205
  Morgan Stanley Dean Witter & Co., 4.13% due 7/2/01........    5,761,205
  UBS Warburg LLC, 4.18% due 7/2/01.........................    5,761,205
COMMERCIAL PAPER:
  Four Winds Funding, 4.16% due 7/2/01......................    1,458,999
MONEY MARKET FUND:
  Federated Prime Value, 4.01% due 7/2/01...................    1,459,505
-------------------------------------------------------------------------
Total.......................................................  $29,356,600
-------------------------------------------------------------------------

   Interest income earned by LIS from securities loaned for the six months ended June 30, 2001 was $51,375.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 2000, TQB Portfolio and FHY had, for Federal income tax purposes, approximately $2,146,000 and $985,000, respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                         PORTFOLIO                               2007         2008
-------------------------------------------------------------------------------------
TQB.........................................................  $1,103,000   $1,043,000
FHY.........................................................     182,000      803,000
-------------------------------------------------------------------------------------

   11.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2001      DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................        2,993,035            2,260,210
Shares issued on reinvestment...............................               --              283,154
Shares reacquired...........................................       (1,086,344)          (1,359,821)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        1,906,691            1,183,543
-----------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................       34,319,565           41,688,670
Shares issued on reinvestment...............................               --              530,658
Shares reacquired...........................................      (32,693,059)         (39,085,646)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        1,626,506            3,133,682
-----------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................        1,168,181            4,548,516
Shares issued on reinvestment...............................               --              888,390
Shares reacquired...........................................       (1,179,525)            (676,430)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (11,344)           4,760,476
-----------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................          361,021              531,586
Shares issued on reinvestment...............................               --              424,524
Shares reacquired...........................................         (365,835)          (1,232,837)
-----------------------------------------------------------------------------------------------------
Net Decrease................................................           (4,814)            (276,727)
-----------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................          215,406              431,914
Shares issued on reinvestment...............................               --              168,147
Shares reacquired...........................................         (247,590)            (832,823)
-----------------------------------------------------------------------------------------------------
Net Decrease................................................          (32,184)            (232,762)
-----------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................        1,780,007            3,588,104
Shares issued on reinvestment...............................               --              186,705
Shares reacquired...........................................         (401,425)          (1,146,060)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        1,378,582            2,628,749
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

   TRAVELERS QUALITY BOND PORTFOLIO     2001(1)(2)     2000(2)      1999(2)      1998       1997      1996(3)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................     $11.00       $10.82       $10.76      $10.36    $10.10      $10.00
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5).........       0.34         0.73         0.64        0.37      0.43        0.19
  Net realized and unrealized gain
     (loss)(5)........................       0.20         0.00*       (0.51)       0.51      0.29        0.16
--------------------------------------------------------------------------------------------------------------
Total Income From Operations..........       0.54         0.73         0.13        0.88      0.72        0.35
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............         --        (0.55)       (0.00)*     (0.37)    (0.43)      (0.19)
  Net realized gains..................         --           --        (0.07)      (0.11)    (0.03)      (0.06)
--------------------------------------------------------------------------------------------------------------
Total Distributions...................         --        (0.55)       (0.07)      (0.48)    (0.46)      (0.25)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........     $11.54       $11.00       $10.82      $10.76    $10.36      $10.10
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       4.91%++      6.97%        1.09%       8.49%     7.14%       3.56%++
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....    $98,954      $73,366      $59,338     $35,507    $9,468      $5,273
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)......................       0.46%+       0.49%        0.54%       0.63%     0.75%       0.75%+
  Net investment income(5)............       6.04+        6.81         5.86        5.51      5.80        5.62+
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............         96%         157%         357%        364%      295%         35%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(5) Without the adoption of the change in the accounting method discussed in
    Note 1 those amounts would have been $0.35, $0.19 and 6.34% for the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(6) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

LAZARD INTERNATIONAL STOCK PORTFOLIO   2001(1)(2)      2000(2)      1999(2)      1998(2)      1997      1996(3)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................      $13.15        $15.65       $12.88       $11.57      $10.78     $10.00
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........        0.10          0.13         0.17         0.10        0.05       0.02
  Net realized and unrealized gain
     (loss).........................       (1.96)        (1.88)        2.63         1.37        0.87       0.76
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................       (1.86)        (1.75)        2.80         1.47        0.92       0.78
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............          --         (0.32)       (0.03)       (0.04)      (0.09)        --
  Net realized gains................          --         (0.43)       (0.00)*      (0.12)      (0.04)        --
----------------------------------------------------------------------------------------------------------------
Total Distributions.................          --         (0.75)       (0.03)       (0.16)      (0.13)        --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......      $11.29        $13.15       $15.65       $12.88      $11.57     $10.78
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................      (14.14)%++    (11.50)%      21.78%       12.59%       8.50%      7.80%++
----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...    $139,321      $140,831     $118,557      $53,008     $14,229     $4,322
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................        1.03%+        1.02%        1.06%        1.25%       1.25%      1.25%+
  Net investment income.............        1.68+         0.92         1.25         0.78        0.66       0.42+
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............          35%           39%          35%          44%         22%         9%
----------------------------------------------------------------------------------------------------------------

(1) For the six months ended, June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived all or a portion of its fees the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.76%
1996                          0.07                                2.87+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

  MFS EMERGING GROWTH PORTFOLIO     2001(1)     2000(2)      1999(2)      1998(2)       1997       1996(3)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................    $22.60      $29.82      $16.87        $12.56      $10.55      $10.00
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income
     (loss)(4)....................      0.01       (0.05)      (0.06)        (0.07)      (0.03)       0.03
  Net realized and unrealized gain
     (loss).......................     (5.94)      (5.70)      13.01          4.38        2.26        0.57
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations......................     (5.93)      (5.75)      12.95          4.31        2.23        0.60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........        --          --          --            --          --       (0.03)
  Net realized gains..............        --       (1.47)         --            --       (0.21)      (0.01)
  Capital.........................        --          --          --            --       (0.01)      (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions...............        --       (1.47)         --            --       (0.22)      (0.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....    $16.67      $22.60      $29.82        $16.87      $12.56      $10.55
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN......................    (26.24)%++   (20.13)%    76.76%        34.32%      21.15%       6.00%++
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S).........................  $309,927    $420,481    $412,954      $170,059     $70,347     $12,924
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expenses...............      0.00%*+     0.04%         --            --          --          --
  Other expenses(4)(5)............      0.88+       0.86        0.87%         0.89%       0.95%       0.95%+
  Total expenses..................      0.88+       0.90        0.87          0.89        0.95        0.95+
  Net investment income (loss)....      0.10+      (0.18)      (0.29)        (0.47)      (0.40)       0.55+
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........       175%        203%        168%           77%         94%         49%
-----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Percentage represents less than 0.01% per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    FEDERATED HIGH YIELD PORTFOLIO       2001(1)      2000       1999       1998       1997      1996(2)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $9.50      $11.44     $11.11     $11.34     $10.42     $10.00
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)..........     0.50        1.25       1.01       0.71       0.60       0.31
  Net realized and unrealized gain
     (loss)(4).........................    (0.37)      (2.11)     (0.67)     (0.18)      1.01       0.46
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....     0.13       (0.86)      0.34       0.53       1.61       0.77
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................       --       (1.08)     (0.00)*    (0.71)     (0.60)     (0.31)
  Net realized gains...................       --          --      (0.01)     (0.05)     (0.09)     (0.04)
---------------------------------------------------------------------------------------------------------
Total Distributions....................       --       (1.08)     (0.01)     (0.76)     (0.69)     (0.35)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........    $9.63       $9.50     $11.44     $11.11     $11.34     $10.42
---------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................     1.37%++    (8.15)%     3.10%      4.71%     15.45%      7.61%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......  $39,235     $38,736    $49,816    $40,989    $14,049     $5,381
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5).......................     0.90%+      0.88%      0.84%      0.90%      0.95%      0.95%+
  Net investment income(4).............    10.52+      10.61       9.15       8.60       8.82       8.78+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................       24%         19%        23%        31%        43%        23%
---------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(4) Without the adoption of the change in the accounting method discussed in
    Note 1 those amounts would have been $0.52, $(0.39) and 10.59% for the net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      FEDERATED STOCK PORTFOLIO         2001(1)       2000        1999       1998       1997      1996(2)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    15.99       $16.34      $15.66     $13.83     $11.10     $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)............     0.08         0.21        0.16       0.13       0.10       0.06
  Net realized and unrealized gain....     0.55         0.33        0.68       2.33       3.60       1.20
----------------------------------------------------------------------------------------------------------
Total Income From Operations..........     0.63         0.54        0.84       2.46       3.70       1.26
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............       --        (0.18)         --      (0.13)     (0.10)     (0.06)
  Net realized gains..................       --        (0.71)      (0.16)     (0.50)     (0.87)     (0.09)
  Capital.............................       --           --          --         --         --      (0.01)
----------------------------------------------------------------------------------------------------------
Total Distributions...................       --        (0.89)      (0.16)     (0.63)     (0.97)     (0.16)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........   $16.62       $15.99      $16.34     $15.66     $13.83     $11.10
----------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................     3.94%++      3.77%       5.34%     17.84%     33.41%     12.61%++
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....  $46,064      $44,813     $49,612    $35,420    $12,100     $3,380
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)......................     0.81%+       0.82%       0.82%      0.91%      0.95%      0.95%+
  Net investment income...............     0.95+        1.23        1.14       1.14       1.11       1.55+
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............        7%          24%         23%        31%        74%        11%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

      DISCIPLINED MID CAP STOCK PORTFOLIO         2001(1)     2000(2)     1999(1)      1998       1997(3)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $17.26     $15.61      $14.34      $12.47      $10.00
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)......................      0.02       0.08        0.02        0.04        0.06
  Net realized and unrealized gain (loss).......     (0.25)      2.46        1.84        2.05        3.37
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (0.23)      2.54        1.86        2.09        3.43
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        --      (0.03)      (0.02)         --       (0.06)
  Net realized gains............................        --      (0.86)      (0.57)      (0.22)      (0.90)
----------------------------------------------------------------------------------------------------------
Total Distributions.............................        --      (0.89)      (0.59)      (0.22)      (0.96)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................    $17.03     $17.26      $15.61      $14.34      $12.47
----------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     (1.33)%++   16.61%     13.47%      16.91%      34.38%++
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............  $117,436    $95,216     $45,068     $19,460      $6,169
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)................................      0.84%+     0.88%       0.95%       0.95%       0.95%+
  Net investment income.........................      0.45+      0.49        0.28        0.48        0.85+
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        21%        67%         71%        109%         74%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(4) Travelers Insurance has waived all or a portion of its fees for the years ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the years ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1999                         $0.01                                0.99%
1998                          0.02                                1.22
1997                          0.08                                1.82+

(5) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                     (This page intentionally left blank.)

                               Investment Advisor

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-01) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 2001

[UMBRELLA GRAPHICS]



           THE TRAVELERS SERIES TRUST:

           CONVERTIBLE BOND PORTFOLIO
           STRATEGIC STOCK PORTFOLIO
           DISCIPLINED SMALL CAP STOCK PORTFOLIO
           MFS MID CAP GROWTH PORTFOLIO
           MFS RESEARCH PORTFOLIO







[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series
Trust -- Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)")(1) for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (December 31, 2000 - June 30, 2001)(2)
------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................             1.58%
Strategic Stock Portfolio...................................             0.91
Disciplined Small Cap Stock Portfolio.......................             1.76
MFS Mid Cap Growth Portfolio................................            (4.72)
MFS Research Portfolio......................................           (14.24)

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")(3) fell 6.69% for the period ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(4) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds on the shorter end of the yield curve(5) experienced a rally that extended through June 2001. In terms of the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total-return performers. However, yields on 30-year Treasury bonds increased from 5.46% to 5.76%. (Changes in the price of fixed income securities are inversely related to changes in interest rates.) It is our belief that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

The U.S. high-yield-bond market was volatile during the January - June time frame. Early in the period, this sector surged ahead in response to the Fed's rate cuts. However, March and April saw the high-yield market fall into negative territory. A rally ensued in May but ended in June.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings pre-announcements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence had eroded significantly.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement as the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

---------------

1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units, whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.
2 The performance returns set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future results.
3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 The fed funds rate is the interest rate that banks with excess reserves at a
  Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
                                                                               1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. We believe that any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed-income securities as well.

CONVERTIBLE BOND PORTFOLIO

The Convertible Bond Portfolio ("Portfolio") seeks to provide investors with current income and capital appreciation by investing in convertible securities and in combinations of non-convertible bonds and warrants or call options that together resemble convertible securities.(6)

For the six months ended June 30, 2001, the Portfolio returned 1.58%. In comparison, the Merrill Lynch Investment Grade Convertible Bond Index ("Merrill Lynch Index")(7) returned negative 0.59% for the same period. Past performance is not indicative of future results.

We manage the Portfolio to have the characteristics of a traditional convertible security, where the convertible's price sensitivity averages 50% to 70% of the underlying stock's movement, while staying reasonably close to the bond's value in order to help protect against large declines in the stock's price. We typically begin selling issues when they are 50% above their initial offering price.

While hopes of a January Effect(8) raised the expectations of equity investors early in 2001, continued uncertainty regarding the economy and corporate earnings quickly reversed the trend, dampening investor confidence. In the first quarter of 2001, the S&P 500 lost 11.85%, the tech heavy Nasdaq Composite Index ("Nasdaq")(9) fell a devastating 25.51%, and the Merrill Lynch Convertible Bond Index fell 5.75%. In contrast, the Portfolio outperformed its benchmark, falling only 0.96% during the first quarter of 2001.

For investors of convertible securities, it is important to understand how to interpret the yield curve. Professional market watchers view the yield curve as a reliable barometer of the Fed's economic management strategy. Simply stated, when the spread(10) between yields on short-term and long-term fixed income securities gets narrower (i.e., causing the yield curve to flatten), economic activity is typically expected to slow. In 2000, for example, the yield curve actually became inverted, i.e., yields on short-term securities were higher than yields on long-term securities. When a yield inversion exists, a full-blown contraction can be expected to occur. That is exactly what we have seen transpire. The good news is that the inversion has dissipated and the normal yield curve -- one in which short-term rates are lower than long-term rates -- has reappeared. This change back to a positively sloped yield curve appears to be the result of the Fed's economic stimulus in the first half of 2001.

During the second quarter of 2001, the convertible market finally reversed its losing streak, which had persisted through the prior four quarters. The convertible market, which is generally known for its stable return structure, was able to mask wild gyrations in the broad-based equity indices with relatively flat performance year-to-date. In the second quarter of 2001, performance for the S&P 500 was 5.85%, while the tech-heavy Nasdaq rose a lofty 17.4%. The strong equity markets spilled over into convertibles, leaving the Merrill Lynch Convertible Bond Index with a 4.37% gain. The Portfolio continued its strong showing, posting a gain of 1.82% for the quarter, bringing its year-to-date return to 1.58%.

From a credit perspective, speculative-grade convertible issues outperformed the general market and also the investment-grade indices during the period, due to their increased equity sensitivity. For the first half of 2001, the convertible market continued to outpace the returns of its underlying stocks. This made sense, given the downside support and higher coupon that convertibles enjoy relative to their underlying common stocks. In our view, the classic convertible is the best way to play the market at this time due to its higher risk/reward payoff.

---------------

 6 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Call options are rights to buy shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
 7 The Merrill Lynch Index comprises approximately 115 investment-grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest directly in an index.
 8 The January Effect refers to the propensity for the stock market to receive a boost during the first month of the year as a result of large investors selling stocks viewed as unfavorable before the end of the prior calendar year for tax purposes.
 9 The Nasdaq is a market-value-weighted index that measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
10 Yield spread refers to the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different qualities.
 2
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--------------------------------------------------------------------------------

Our portfolio-management approach continues to be focused on rigorous credit analysis. Our model-driven research, coupled with our strict valuation discipline, has served the Portfolio well in the past. We are confident that patience and a long-term outlook will continue to work in our favor during the remainder of 2001.

STRATEGIC STOCK PORTFOLIO

The Strategic Stock Portfolio ("Portfolio") seeks to provide investors with relatively high yield potential. The managers invest in the 10 highest dividend yielding stocks from the Dow Jones Industrial Average ("DJIA")(11) each month. To supplement the original 10 Dow Jones stocks, another 15 stocks are selected from the S&P 500 based on dividend yield and subject to a high standard of quality ranking by Standard & Poor's. The list of 25 stocks is recreated each month for the investment of new deposits.

For the six months ended June 30, 2001, the Portfolio returned 0.91%. In comparison, the DJIA returned negative 1.81%. Past performance is not indicative of future results.

After a long period of significant underperformance, value stocks have staged a comeback relative to growth stocks in the last 18 months. To underscore the disparity between the two styles of investing, we observe that the S&P 500/Barra Value index fell 2.50% and significantly outperformed the S&P 500/Barra Growth index return of negative 11.04% in the first half of 2001. The Portfolio benefited from this trend since high-yielding stocks offer more attractive valuations within the overall universe of U.S. stocks.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

The Disciplined Small Cap Stock Portfolio ("Portfolio") seeks long-term capital appreciation by investing primarily in the common stocks of companies with relatively small market capitalizations.

For the six months ended June 30, 2001, the Portfolio returned 1.76%. In comparison, the Russell 2000 Index(12) returned 6.94% for the same period. Past performance is not indicative of future results.

The Portfolio is designed to provide diversified exposure to the small-capitalization sector of the U.S. stock market. The managers' stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and that offer what they believe to be competitive values.

The performance of U.S. equity markets in both the first and second quarters of 2001 has reflected the tug-of-war between the favorable influence of declining interest rates and the unfavorable evidence of declining earnings expectations. Aggressive easing by the Fed sparked stock market rallies in both January and April 2001. Both rallies were followed, however, by a slew of downward earnings revisions, sending stock prices sharply lower in February, March, May and June.

Small-cap stocks outperformed their large-cap counterparts during the period, while growth(13) stocks performed poorly. During the first six months of 2001, the Russell 2000 Index returned 6.94% while the S&P 500 returned negative 6.69%. The Russell 2000 Growth Index(14) remained essentially unchanged, significantly underperforming the Russell 2000 Value Index(15) return of 12.78%.

Early in the second quarter of 2001, the Portfolio's performance was helped by its investments in Symantec Corp., Emulex Corp. and Alpha Industries -- all of which benefited from the environment of declining interest rates. In the healthcare sector, the Portfolio's investments in biotech stocks such as Protein Design Labs Inc., Invitrogen Corp. and Aviron recovered in the second quarter. In addition, its positions in stable growth companies such as LifePoint Hospitals Inc. and NPS Pharmaceuticals Inc. improved over the period, contributing to performance.

---------------

11 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
   Figures for the DJIA include reinvestment of dividends.
12 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
13 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
14 Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.
15 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
                                                                               3
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--------------------------------------------------------------------------------

By the end of the period, small-cap stock valuations were the lowest they had been in years relative to other equity asset classes. It is our view that the small-cap market represents a solid long-term investment opportunity. For the first time in four years, new money has begun to flow into small-cap mutual funds and institutional portfolios -- a sign of increasing investor confidence in the group.

While the U.S. economy remains mired in a sluggish slowdown, there is some hope that the second quarter may, in retrospect, mark the low point of the cycle. We believe the Fed's interest rate cuts, along with the tax cuts signed by President Bush, should reinvigorate the U.S. economy in the months ahead. In the short term, however, the U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of improved earnings in the intermediate term. For the Portfolio, we maintain our focus on identifying companies with low valuations and rising earnings expectations as our key stock-selection parameters during this difficult market environment.

MFS MID CAP GROWTH PORTFOLIO

The MFS Mid Cap Growth Portfolio ("Portfolio") seeks long-term capital appreciation. For the six months ended June 30, 2001, the Portfolio returned negative 4.72%. In comparison, the Russell 2000 Index and the Russell Midcap Growth Index(16) returned 6.94% and negative 12.96%, respectively, for the same period. Past performance is not indicative of future results.

As Portfolio's managers, we look for growing businesses that have made the transition from small- to mid-capitalization companies. As part of this approach, we will invest in industries where the competitive field has narrowed to just a few companies. Our goal is to use our proprietary research to identify the company or companies that appear to be the best candidates to dominate a given field, and to invest in those companies early -- before the market recognizes their true worth. (Of course, no guarantees can be given that this will, in fact, occur.)

Performance during the period consisted of good news and bad news. The good news was that the Portfolio strongly outperformed its benchmark; the bad news was that performance was, nevertheless, negative. The U.S. equity markets have undergone one of their most severe technology corrections in history, with telecommunications being perhaps the hardest hit of all. Though we had minimized the Portfolio's telecommunications weighting going into the downturn, several of our holdings in other areas of technology were still negatively affected.

In contrast, however, during a period marked by well-publicized earnings disappointments, a number of our largest holdings either met or exceeded earnings expectations. For example, VeriSign Inc., our largest holding as of the end of the period, is a dominant player in both security and domain names for the Internet. We significantly increased our position over the past six to eight months as the stock's price tumbled along with the overall market slide. We saw this price drop as a buying opportunity, given that our research indicated that VeriSign's earnings potential remained strong. In the second quarter of 2001, our decision was vindicated as VeriSign beat earnings expectations and the stock's price rose considerably, helping the Portfolio's performance.

CSG Systems International is another large holding that helped performance during the period. CSG is an outsourcing company that generates bills for cable television, satellite broadcasts and telephone subscribers. Its customers include AT&T Broadband and Cablevision Systems Corp. Our research shows that CSG already bills nearly half of all cable TV subscribers in the U.S., and that over the next year, its customer base may expand faster than Wall Street analysts expect.

We also either added or increased our existing holdings in several technology firms whose stocks had fallen to attractive valuations, including Adobe Systems Inc. and Advanced Fibre Communications. In our view, these stocks had been unjustly punished by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble.

---------------

16 Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. Please note that an investor cannot invest directly in an index.
 4
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Within the healthcare sector, the Portfolio's investment in Cytyc Corp. performed well. This company developed and manufactures the ThinPrep Pap Test for cervical-cancer screening. Our research indicated some time ago that Cytyc's more effective test had the potential to become a new standard of care, replacing the existing standard. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles, including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive test. As a result, the market has increasingly recognized Cytyc's value. We believe that in the third quarter of 2001, the ThinPrep test will achieve the significant milestone of more than 50% market penetration.

One area that detracted from the Portfolio's performance during the period involved our investment in stocks related to content delivery over the Internet. Although we have largely avoided web-based companies due to their notoriously poor business models, we have invested in a few firms that we feel have strong prospects. InterNAP Network Services and Akamai Technologies Inc., for example, offer some of the best technology for enabling websites to deliver content faster and more effectively. SportsLine.com Inc. has strategic relationships with the networks and with virtually every major league sport. In our view, those relationships will enable it to be the dominant sports site on the Internet, and potentially a great resource for advertisers targeting a male demographic. For all these companies, however, advertising on the Internet dropped precipitously during the period as the Internet economy slowed. Their stock prices have suffered accordingly.

The Portfolio's energy holdings also hurt performance during the period. In the second quarter of 2001, oil and natural gas prices headed downward. To some, this has signaled the end of the energy cycle. We think that assumption has one basic flaw, however: The supply of natural gas has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising energy prices has yet to be resolved. Especially with natural gas, we believe that falling prices could actually increase demand as many industrial and utility users who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up the stock prices of oil and natural gas exploration and production firms. As a result, we added to our positions in those stocks on second quarter 2001 price weakness.

MFS RESEARCH PORTFOLIO

The MFS Research Portfolio ("Portfolio") seeks long-term capital appreciation. For the six months ended June 30, 2001, the Portfolio returned negative 14.24%. In comparison, the S&P 500 returned negative 6.69% for the same period. Past performance is not indicative of future results.

We utilize a "bottom-up"(17) investment approach based on intensive, hands-on research and the best ideas of our analysts. This strategy has led us to some very rewarding growth opportunities, and we believe it may continue to provide solid, long-term relative performance. (Of course, there are no guarantees that this will in fact occur.)

Inventory write-downs, layoffs, reductions in capital spending, and weak earnings reports all continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced the Portfolio's positions in the technology and telecommunications sectors in 2000. However, the holdings we maintained in these sectors continued to disappoint the Portfolio during the period. Despite our efforts to invest in the highest-quality franchises in these sectors, a persistent deterioration of business fundamentals continued to bring prices down.

During the period, in addition to reducing the Portfolio's exposure to technology and telecommunications stocks, we added to defensive industries such as healthcare, energy and insurance in an effort to position the Portfolio in an uncertain market environment. Despite mixed results in recent weeks from many well-established companies, stocks such as Safeway Inc., Eli Lilly & Co., and Exxon Mobil Corp. remained prominent holdings in the Portfolio, given their demonstrated ability to generate earnings. Within the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and a spike in energy prices. In the insurance sector, we concentrated on commercial property and casualty insurers and diversified financial services companies, such as American International Group, because we saw signs that they had gained more power to raise premiums and had gathered more assets.

---------------

17 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
                                                                               5
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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Looking forward, given the uncertain economic outlook and negative investor sentiment, we think it is difficult to determine exactly when the market will see an upturn. From our standpoint, however, all this volatility and weakness creates an important opportunity since stocks are usually more attractive at lower prices and in a declining interest-rate environment. The key question is, "How long will things stay this way?" We believe the market was unduly optimistic over a year ago. Conversely, we believe it is unduly pessimistic now, since most of the negative news about the economic slowdown, earnings disappointments, and excess capacity appears to be discounted into stock prices.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 to 35 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of Portfolio holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/01+             1.58%
    Year Ended 6/30/01                    3.38
    5/1/98* through 6/30/01              10.46
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/01              36.99%
    + Total return is not annualized, as it may
      not be
      representative of the total return for the
      year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2001. The Merrill Lynch Investment Grade
Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[PERFORMANCE LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                               $     10000                        $     10000
6/98                                                                       10120                               9849
12/98                                                                      10098                              10387
6/99                                                                       10889                              11057
12/99                                                                      11987                              11594
6/00                                                                       13252                              12668
12/00                                                                      13486                              13392
6/30/01                                                                    13699                              13313

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+            0.91%
    Year Ended 6/30/01                  19.29
    5/1/98* through 6/30/01              3.59
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/01             11.79%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2001. The Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks.

[PERFORMANCE LINE GRAPH]

                                                                 STRATEGIC STOCK PORTFOLIO         DOW JONES INDUSTRIAL AVERAGE
                                                                 -------------------------         ----------------------------
5/1/98                                                             $       10000                       $      10000
6/98                                                                        9690                               9904
12/98                                                                       9576                              10250
6/99                                                                       10760                              12350
12/99                                                                      10051                              13048
6/00                                                                        9372                              11947
12/00                                                                      11079                              12334
6/30/01                                                                    11179                              12110

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+             1.76%
    Year Ended 6/30/01                    0.19
    5/1/98* through 6/30/01               3.43
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/01              11.28%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2001. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

[LINE GRAPH]

                                                                DISCIPLINED SMALL-CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                   $ 10000                            $ 10000
6/98                                                                        9540                               9481
12/98                                                                       8896                               8806
6/99                                                                        9588                               9623
12/99                                                                      10711                              10676
6/00                                                                       11106                              11001
12/00                                                                      10936                              10354
6/30/01                                                                    11128                              11073

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 6/30/01
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+           (4.72)%
    Year Ended 6/30/01                  (16.18)
    3/23/98* through 6/30/01             17.99
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/01             71.81%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2001. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

[LINE GRAPH]

                                                                MFS MID CAP GROWTH PORTFOLIO       RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
3/23/98                                                                  $ 10000                            $ 10000
6/98                                                                        9800                               9850
12/98                                                                      10050                               9935
6/99                                                                       11387                              10962
12/99                                                                      16499                              11747
6/00                                                                       20497                              12348
12/00                                                                      18031                              12716
6/30/01                                                                    17181                              11068

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+          (14.24)%
    Year Ended 6/30/01                  (23.55)
    3/23/98* through 6/30/01              1.77
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/01              5.92%
    + Total return is not annualized, as it may
      not be
      representative of the total return for
      the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

[LINE GRAPH]

                                                                   MFS RESEARCH PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
3/23/98                                                                  $ 10000                            $ 10000
6/98                                                                       10230                              10331
12/98                                                                      10577                              11285
6/99                                                                       11498                              12682
12/99                                                                      13080                              13658
6/00                                                                       13855                              13600
12/00                                                                      12351                              12415
6/30/01                                                                    10592                              11585

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 24.2%
-----------------------------------------------------------------------------------------------
BANKING -- 1.2%
    17,500            National Australia Bank, Exchange 7.875%....................  $   545,125
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.5%
                      Calenergy Capital Trust:
     3,150            Exchange 6.250%.............................................      137,025
     3,070            Exchange 6.500%.............................................      121,265
    25,000            Washington Mutual Capital Trust I, Exchange 5.375%..........    1,334,375
-----------------------------------------------------------------------------------------------
                                                                                      1,592,665
-----------------------------------------------------------------------------------------------
ELECTRIC -- 3.1%
                      AES Trust VII:
     6,000            Exchange 6.000%.............................................      341,250
     6,000            Exchange 6.000%+............................................      336,000
    13,000            Calpine Capital Trust, Exchange 5.000%......................      723,125
-----------------------------------------------------------------------------------------------
                                                                                      1,400,375
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 4.6%
    56,000            Newell Financial Trust I, Exchange 5.250%...................    2,086,000
-----------------------------------------------------------------------------------------------
MEDIA -- 1.8%
     7,000            Tribune Co., Exchange 2.000%................................      832,090
-----------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.6%
    20,000            Owens-Illinois Inc., Exchange 4.750%........................      284,000
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 7.8%
    36,515            Equity Office PPTYS Trust, Exchange 5.250%..................    1,770,977
    52,841            Equity Residential Properties, Exchange 7.250%..............    1,333,707
     4,000            General Growth Properties, Exchange 7.250%..................      102,600
    13,900            Reckson Associates Realty, Exchange 7.625%..................      321,785
-----------------------------------------------------------------------------------------------
                                                                                      3,529,069
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.7%
                      Global Crossing:
     1,200            Exchange 6.750%.............................................      138,300
     1,200            Exchange 7.000%+............................................      115,200
     6,000            Loral Space & Communications, Exchange 6.000%+..............       85,500
-----------------------------------------------------------------------------------------------
                                                                                        339,000
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
     8,000            Williams Telecommunications, Exchange 6.750%+...............      119,000
-----------------------------------------------------------------------------------------------
UTILITIES -- 0.6%
     4,000            Mirant Trust I, Exchange 6.250%.............................      288,000
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $11,555,988).....   11,015,324
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 65.9%
-------------------------------------------------------------------------------------------------
CHEMICALS -- 1.7%
$  700,000   AA-        Indian Petrochemicals, 2.500% due 3/11/02+..................  $   773,500
-------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 0.3%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       80,125
   100,000   NR         Quanta Services Inc., 4.000% due 7/1/07.....................       73,500
-------------------------------------------------------------------------------------------------
                                                                                          153,625
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.8%
 1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................      365,000
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 9.8%
   200,000   A          Hellenic Finance SCA, 2.000% due 7/15/03+...................      172,050
                        Hutchison Whampoa International:
 1,000,000   A          2.875% due 9/15/03+.........................................      951,875
   400,000   A          2.000% due 1/12/04+.........................................      373,000
   500,000   AAA        IBK Cayman Finance Co., 1.500% due 8/17/03+.................      506,875
   100,000   NR         JMH Finance Ltd., 4.750% due 9/6/07+........................      104,750
   500,000   BBB        Korea Deposit Insurance, 2.250% due 10/11/05+...............      538,125
 2,350,000   AA-        Merrill Lynch & Co. Inc., zero coupon due 5/23/31...........    1,201,438
   300,000   B          Telewest Finance, 6.000% due 7/7/05+........................      213,435
   700,000   A+         Verizon Global Funding Corp., zero coupon due 5/15/21+......      383,250
-------------------------------------------------------------------------------------------------
                                                                                        4,444,798
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 4.1%
                        Anixter International Inc.:
   400,000   BB+        Zero coupon due 6/28/20+....................................      113,500
 2,800,000   BB+        Zero coupon due 6/28/20.....................................      798,000
 1,100,000   BBB        Arrow Electronics Inc., zero coupon due 2/21/21.............      464,750
   700,000   A          Tyco International Group SA, zero coupon due 2/21/21+.......      505,750
-------------------------------------------------------------------------------------------------
                                                                                        1,882,000
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 6.0%
 1,500,000   BB-        Celestica Inc., zero coupon due 8/1/20......................      661,875
                        Solectron Corp.:
 3,487,000   BBB        Zero coupon due 5/8/20......................................    1,734,783
   760,000   BBB        Zero coupon due 11/20/20....................................      316,350
-------------------------------------------------------------------------------------------------
                                                                                        2,713,008
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
   450,000   BBB-       Universal Health Services, 0.426% due 6/23/20+..............      267,750
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.9%
 1,050,000   BBB-       Royal Caribbean Cruises Ltd., zero coupon due 2/2/21........      385,875
-------------------------------------------------------------------------------------------------
MEDIA -- 6.1%
   800,000   B+         Charter Communications Inc., 4.750% due 6/1/06..............      851,000
 1,500,000   BBB-       Cox Communications Inc., 0.426% due 4/19/20.................      628,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
MEDIA -- 6.1% (CONTINUED)
                        Liberty Media:
$  500,000   BBB-       4.000% due 11/15/29+........................................  $   385,000
   950,000   BBB-       4.000% due 11/15/29.........................................      731,500
   250,000   BBB-       3.500% due 1/15/31+.........................................      201,875
-------------------------------------------------------------------------------------------------
                                                                                        2,797,500
-------------------------------------------------------------------------------------------------
MEDICAL -- 1.5%
   200,000   NR         Aviron, 5.250% due 2/1/08...................................      223,750
   250,000   B-         COR Therapeutics Inc., 4.500% due 6/15/06+..................      247,812
   300,000   NR         Inhale Therapeutical, 3.500% due 10/17/07+..................      202,125
-------------------------------------------------------------------------------------------------
                                                                                          673,687
-------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 7.5%
                        Diamond Offshore Drill:
   400,000   A          1.500% due 4/15/31+.........................................      365,000
 1,200,000   A          Zero coupon due 6/6/20+.....................................      580,500
   900,000   A          Zero coupon due 6/6/20......................................      435,375
 2,400,000   BBB        El Paso Corp., zero coupon due 2/28/21......................      999,000
                        Global Marine Inc.:
   600,000   BBB+       Zero coupon due 6/23/20+....................................      286,500
   900,000   BBB+       Zero coupon due 6/23/20.....................................      429,750
   300,000   BB-        Hanover Compressor Co., 4.750% due 3/15/08..................      311,625
-------------------------------------------------------------------------------------------------
                                                                                        3,407,750
-------------------------------------------------------------------------------------------------
PHARMACUETICALS -- 2.5%
 1,550,000   NR         Roche Holdings Inc., zero coupon due 1/19/15+...............    1,150,875
-------------------------------------------------------------------------------------------------
RETAIL/BUILDING PRODUCTS -- 0.8%
   500,000   A          Lowe's Co. Inc., zero coupon due 2/16/21+...................      370,625
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 11.3%
 2,300,000   BBB        Analog Devices Inc., 4.750% due 10/1/05.....................    2,113,125
   500,000   B+         Cypress Semiconductor, 3.750% due 7/1/05....................      426,875
   100,000   AA-        Dupont Photomasks Inc., zero coupon due 7/24/04.............       92,500
                        International Rectifier Corp.:
   200,000   B          4.250% due 7/15/07..........................................      156,500
   200,000   B          4.250% due 7/15/07+.........................................      156,500
 3,280,000   A-         ST Microelectronics NV, zero coupon due 11/16/10+...........    2,201,700
-------------------------------------------------------------------------------------------------
                                                                                        5,147,200
-------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.9%
   800,000   BBB+       Perkinelmer Inc., zero coupon due 8/7/20....................      415,000
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.4%
 1,000,000   B3*        Adelphia Communications Corp., 6.000% due 2/15/06...........      967,500
   800,000   B          Nextel Communications, 5.250% due 1/15/10...................      488,000
   870,000   B          NTL Communications Corp., 6.750% due 5/15/08+...............      535,050
-------------------------------------------------------------------------------------------------
                                                                                        1,990,550
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 6.7%
                        Aspect Telecommunications:
$  500,000   CCC+       Zero coupon due 8/10/18+....................................  $   102,500
    39,000   CCC+       Zero coupon due 8/10/18.....................................        7,995
                        Commscope Inc.:
   400,000   BB+        4.000% due 12/15/06+........................................      346,500
   350,000   BB+        4.000% due 12/15/06.........................................      303,187
 4,100,000   A          Corning Inc., zero coupon due 11/8/15.......................    2,311,375
-------------------------------------------------------------------------------------------------
                                                                                        3,071,557
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $31,059,160)        30,010,300
-------------------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS AND NOTES -- 3.9%
-------------------------------------------------------------------------------------------------
FRANCE -- 3.5%
   780,000              Axa SA, 2.500% due 1/1/14...................................    1,132,492
    24,000              Vivendi SA, 1.000% due 7/5/03+..............................      472,198
-------------------------------------------------------------------------------------------------
                                                                                        1,604,690
-------------------------------------------------------------------------------------------------
PORTUGAL -- 0.4%
   192,000              Hellenic Finance SCA, 2.000% due 7/15/03+...................      164,782
-------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
                        (Cost -- $1,842,357)........................................    1,769,472
-------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $44,457,505).......................................   42,795,096
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
 2,711,000              J.P. Morgan Chase & Co., 3.850% due 7/2/01; Proceeds at
                          maturity -- $2,711,870; (Fully collateralized by U.S.
                          Treasury Notes, 8.750% due 11/15/08; Market
                          value -- $2,770,413) (Cost -- $2,711,000).................    2,711,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $47,168,505**)...........  $45,506,096
-------------------------------------------------------------------------------------------------

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 14 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 81.2%
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 4.8%
    11,373    General Motors Corp. .......................................  $   731,853
---------------------------------------------------------------------------------------
CHEMICALS -- 6.9%
    14,063    E.I. du Pont de Nemours & Co. ..............................      678,399
    11,250    Rohm and Haas Co. ..........................................      370,125
---------------------------------------------------------------------------------------
                                                                              1,048,524
---------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.7%
    11,900    Clorox Co. .................................................      402,815
---------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 2.4%
    12,800    Gillette Co. ...............................................      371,072
---------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURER -- 7.1%
     5,580    Minnesota Mining & Manufacturing Co. .......................      636,678
     7,900    Textron, Inc. ..............................................      434,816
---------------------------------------------------------------------------------------
                                                                              1,071,494
---------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 5.1%
     5,300    Emerson Electric Co. .......................................      320,650
     6,200    Johnson Controls, Inc. .....................................      449,314
---------------------------------------------------------------------------------------
                                                                                769,964
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.3%
    11,213    J.P. Morgan Chase & Co. ....................................      500,100
---------------------------------------------------------------------------------------
FOOD -- 7.8%
    14,000    Albertson's Inc. ...........................................      419,860
    17,200    ConAgra Foods, Inc. ........................................      340,732
     6,800    Hershey Foods Corp. ........................................      419,628
---------------------------------------------------------------------------------------
                                                                              1,180,220
---------------------------------------------------------------------------------------
HOUSEWARES -- 2.4%
    14,800    Newell Rubbermaid, Inc. ....................................      371,480
---------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING -- 7.7%
    13,855    Caterpillar Inc. ...........................................      693,443
     8,900    Vulcan Materials Co. .......................................      478,375
---------------------------------------------------------------------------------------
                                                                              1,171,818
---------------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 3.2%
    11,500    Pitney Bowes, Inc. .........................................      484,380
---------------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 2.5%
     7,450    Avery Dennison Corp. .......................................      380,323
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 4.2%
     7,301    Exxon Mobil Corp. ..........................................      637,742
---------------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.7%
    15,900    International Paper Co. ....................................      567,630
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
PHOTO EQUIPMENT & SUPPLIES -- 4.3%
    14,011    Eastman Kodak Co. ..........................................  $   654,033
---------------------------------------------------------------------------------------
RETAIL -- 2.3%
    10,385    May Department Stores Co. ..................................      355,790
---------------------------------------------------------------------------------------
TELEPHONE -- 6.1%
     6,750    ALLTEL Corp. ...............................................      413,505
    12,750    SBC Communications, Inc. ...................................      510,765
---------------------------------------------------------------------------------------
                                                                                924,270
---------------------------------------------------------------------------------------
TOBACCO -- 4.7%
    14,009    Philip Morris Cos. Inc. ....................................      710,957
---------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $12,759,932)....................   12,334,465
---------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.8%
$2,861,000    J.P. Morgan Securities Inc., 3.600% due 7/2/01; Proceeds at
                maturity -- $2,861,856; (Fully collateralized by U.S.
                Treasury Bonds, 6.500% due 11/15/26; Market
                value -- $2,923,294) (Cost -- $2,861,000).................    2,861,000
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $15,620,932*)............  $15,195,465
---------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
-----------------------------------------------------------------------------------------
ADVERTISING -- 0.2%
     1,711    R.H. Donnelley Corp.*.......................................    $    54,752
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.7%
     1,300    Alliant Techsystems Inc.*+..................................        116,870
     1,800    Esterline Technologies Corp.*...............................         39,150
-----------------------------------------------------------------------------------------
                                                                                  156,020
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.3%
     4,994    ArvinMeritor Inc. ..........................................         83,600
     3,932    Lear Corp.*.................................................        137,227
     6,112    Tower Automotive Inc.*......................................         62,648
-----------------------------------------------------------------------------------------
                                                                                  283,475
-----------------------------------------------------------------------------------------
BANKS -- 4.4%
     1,600    Commerce Bancorp, Inc. .....................................        112,160
       669    Corus Bankshares Inc. ......................................         40,307
     2,125    East West BanCorp., Inc. ...................................         57,375
     4,229    Greater Bay BanCorp. .......................................        105,640
     1,300    Investors Financial Services Corp. .........................         87,100
     2,454    Provident Bankshares Corp. .................................         61,203
     2,975    Republic Bancorp., Inc. ....................................         41,353
     1,530    Silicon Valley Bancshares*..................................         33,660
     4,237    Southwest Bancorp of Texas Inc.*............................        128,000
     2,954    UCBH Holdings, Inc. ........................................         89,654
     4,495    United Bankshares, Inc. ....................................        120,466
     2,400    Westamerica Bancorp.........................................         94,200
-----------------------------------------------------------------------------------------
                                                                                  971,118
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.3%
       776    Constellation Brands Inc.*..................................         31,816
     1,106    Robert Mondavi Corp., Class A Shares*.......................         44,837
-----------------------------------------------------------------------------------------
                                                                                   76,653
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.0%
     2,193    Aviron*.....................................................        125,001
     5,800    Bio-Technology General Corp.*...............................         75,980
     2,100    Cambrex Corp. ..............................................        106,218
     5,335    Cell Genesys, Inc.*.........................................        109,368
     1,400    Incyte Genomics Inc.*.......................................         34,328
-----------------------------------------------------------------------------------------
                                                                                  450,895
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.2%
     3,328    Centex Construction Products, Inc. .........................        108,160
     2,709    Simpson Manufacturing Co., Inc.*............................        163,895
-----------------------------------------------------------------------------------------
                                                                                  272,055
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.9%
     4,933    Crompton Corp. .............................................         53,770

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.9% (CONTINUED)
     3,223    Cytec Industries Inc.*......................................    $   122,474
     4,341    Ferro Corp. ................................................         94,677
     1,900    Minerals Technologies Inc. .................................         81,548
     1,160    OM Group, Inc. .............................................         65,250
-----------------------------------------------------------------------------------------
                                                                                  417,719
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.9%
     1,000    Albany Molecular Research Inc.*.............................         38,010
     1,663    Caremark Rx Inc.*...........................................         27,356
     1,800    Corinthian Colleges Inc.*...................................         84,726
     3,776    Education Management Corp.*.................................        151,229
     2,705    F.Y.I. Inc.*................................................        110,905
     1,052    Heidrick & Struggles International, Inc.*...................         21,387
     1,683    Korn/Ferry International*...................................         26,087
     3,932    Management Network Group Inc.*..............................         23,985
     1,600    NCO Group Inc.*.............................................         49,488
     3,986    On Assignment Inc.*.........................................         71,748
     1,600    Pharmaceutical Product Development*.........................         48,816
     2,799    Rent-a-center, Inc.*........................................        147,227
    10,300    Service Corporation International*..........................         65,508
-----------------------------------------------------------------------------------------
                                                                                  866,472
-----------------------------------------------------------------------------------------
COMPUTERS -- 1.0%
     2,100    InFocus Corp.*..............................................         42,819
     2,858    Mentor Graphics Corp.*......................................         50,015
     1,063    Mercury Computer Systems Inc.*..............................         46,878
     1,600    Perot Systems Corp.*........................................         28,960
     3,720    Storage Technology Corp.*...................................         51,187
-----------------------------------------------------------------------------------------
                                                                                  219,859
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.4%
     2,625    SCP Pool Corp.*.............................................         90,405
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.8%
       800    CH Energy Group Inc. .......................................         35,160
     7,368    EL Paso Electric Co.*.......................................        117,814
     3,653    MDU Resources Group., Inc. .................................        115,581
       500    Northwestern Corp. .........................................         11,200
     3,805    Public Service Co. of New Mexico............................        122,141
     2,476    RGS Energy Group, Inc. .....................................         92,850
     1,711    UIL Holdings Corp. .........................................         83,137
     1,800    Unisource Energy Corp. .....................................         41,346
-----------------------------------------------------------------------------------------
                                                                                  619,229
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
     5,321    AMETEK, Inc. ...............................................        162,557
     1,616    Belden Inc. ................................................         43,228
     3,791    C&D Technology, Inc.+.......................................        117,521
-----------------------------------------------------------------------------------------
                                                                                  323,306
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRONICS -- 2.9%
     1,520    DDI Corp.*..................................................    $    30,400
     2,954    Electro Scientific Industries, Inc.*........................        112,547
     1,583    FEI Co.*....................................................         64,903
     1,665    Mettler-Toledo International Inc.*..........................         72,011
       600    Paxar Corp.*................................................          8,640
     2,954    SBS Technologies Inc.*......................................         55,890
     6,004    Sensormatic Electronics Corp.*..............................        102,068
     5,300    Trimble Navigation Ltd.*....................................        103,297
     2,572    Varian, Inc.*...............................................         83,076
-----------------------------------------------------------------------------------------
                                                                                  632,832
-----------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.4%
     2,697    Dycom Industries, Inc.*.....................................         61,842
       583    Jacobs Engineering Group Inc.*..............................         38,029
-----------------------------------------------------------------------------------------
                                                                                   99,871
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.5%
       627    Anchor Gaming*..............................................         40,517
     7,840    Aztar Corp.*................................................         94,864
     1,200    Bally Total Fitness Holdings*...............................         35,532
     1,600    Callaway Golf Co. ..........................................         25,280
     2,600    Choice Hotels International Inc.*...........................         39,000
     1,711    Direct Focus Inc.*..........................................         81,273
     2,500    Extended Stay America, Inc.*................................         37,500
       800    Polaris Industries Inc. ....................................         36,640
     2,500    Prime Hospitality Corp.*....................................         29,625
     5,431    The Topps Co., Inc.*........................................         63,488
     2,000    WMS Industries Inc.*........................................         64,340
-----------------------------------------------------------------------------------------
                                                                                  548,059
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES - DIVERSIFIED -- 2.0%
       785    Affiliated Managers Group Inc.*.............................         48,278
     1,385    AmeriCredit Corp.*..........................................         71,951
     3,237    Charter Municipal Mortgage Acceptance Co. ..................         51,630
     1,616    CompuCredit Corp.*..........................................         17,857
     3,137    Doral Financial Corp. ......................................        107,599
    10,978    Friedman, Billings, Ramsey Group, Inc.*.....................         76,846
     1,052    Jefferies Group, Inc. ......................................         34,085
       861    Raymond James Financial, Inc. ..............................         26,347
-----------------------------------------------------------------------------------------
                                                                                  434,593
-----------------------------------------------------------------------------------------
FOOD -- 1.5%
     4,005    Earthgrains Co. ............................................        104,130
     3,167    Ralcorp Holdings Inc.*......................................         59,350
     3,500    Smithfield Foods Inc.*......................................        141,050
       300    Suiza Foods Corp.*..........................................         15,930
-----------------------------------------------------------------------------------------
                                                                                  320,460
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FOOD - PROCESSING -- 0.3%
     2,000    Performance Food Group*.....................................    $    60,460
-----------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.6%
     3,583    Potlatch Corp. .............................................        123,291
-----------------------------------------------------------------------------------------
GAS -- 2.1%
     1,700    AGL Resources Inc. .........................................         40,375
     1,520    Energen Corp. ..............................................         41,952
     2,580    New Jersey Resources Corp. .................................        116,616
       800    Peoples Energy Corp. .......................................         32,160
     3,559    Southwest Gas Corp. ........................................         84,277
     4,362    UGI Corp. ..................................................        117,774
     1,382    WGL Holdings Inc. ..........................................         37,466
-----------------------------------------------------------------------------------------
                                                                                  470,620
-----------------------------------------------------------------------------------------
HEALTHCARE -- 6.8%
     4,091    Apria Healthcare Group Inc.*................................        118,025
     3,167    Coventry Health Care, Inc.*.................................         63,973
     1,983    Cyberonics, Inc.*...........................................         33,513
     2,737    Datascope Corp.+............................................        126,148
       900    Diagnostic Products Corp. ..................................         29,880
     3,805    Endocare, Inc.*.............................................         60,842
     3,400    Igen International Inc.*....................................         88,400
       800    Impath Inc.*................................................         35,440
       872    Laboratory Corp. of America Holdings*.......................         67,057
     4,300    Lifepoint Hospitals, Inc.*..................................        190,404
     2,248    Lincare Holdings, Inc.*.....................................         67,462
     4,857    Mid Atlantic Medical Services, Inc.*........................         87,086
     5,015    Oakley, Inc.*...............................................         92,778
     2,731    ResMed Inc.*+...............................................        138,052
     5,314    Sonic Innovations Inc.*.....................................         34,275
     5,431    Steris Corp.*...............................................        108,892
     2,954    Sunrise Assisted Living, Inc.*..............................         77,543
     1,400    Triad Hospitals Inc.*.......................................         41,258
       600    Varian Medical Systems Inc.*................................         42,900
-----------------------------------------------------------------------------------------
                                                                                1,503,928
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 2.1%
     1,307    Centex Corp. ...............................................         53,260
     6,234    D.R. Horton Inc.+...........................................        141,512
     1,063    KB Home.....................................................         32,071
     2,066    Lennar Corp. ...............................................         86,152
       704    NVR, Inc.*..................................................        104,192
       638    Pulte Homes Inc. ...........................................         27,198
       425    Toll Brothers Inc.*.........................................         16,707
-----------------------------------------------------------------------------------------
                                                                                  461,092
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.2%
     1,009    Harman International Industries, Inc. ......................         38,433
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 1.3%
     3,600    John H. Harland Co. ........................................    $    83,880
     2,763    Pennzoil-Quaker State Co. ..................................         30,946
     1,147    The Scotts Co., Class A Shares*.............................         47,543
     1,945    Toro Co. ...................................................         87,428
     1,275    Tupperware Corp. ...........................................         29,873
       850    Wallace Computer Services Inc. .............................         14,059
-----------------------------------------------------------------------------------------
                                                                                  293,729
-----------------------------------------------------------------------------------------
INSURANCE -- 3.4%
       319    American National Insurance.................................         23,845
       957    Arthur J. Gallagher & Co. ..................................         24,882
     1,382    Fidelity National Financial Inc. ...........................         33,956
     4,947    First American Corp. .......................................         93,696
     2,919    HCC Insurance Holdings, Inc. ...............................         71,516
     3,167    LandAmerica Financial Group, Inc. ..........................        100,869
     4,229    Leucadia National Corp.*....................................        137,231
     1,400    Liberty Financial Co. ......................................         45,430
     1,052    Philadelphia Consolidated Holding Co.*......................         36,589
     2,992    ProAssurance Corp.*.........................................         51,612
     2,338    Selective Insurance Group...................................         62,378
     1,700    StanCorp Financial Group....................................         80,563
-----------------------------------------------------------------------------------------
                                                                                  762,567
-----------------------------------------------------------------------------------------
INTERNET -- 3.0%
       200    1-800 Contacts Inc.*........................................          4,958
     1,400    1-800-Flowers.com Inc.*.....................................         20,776
     2,800    Art Technology Group Inc.*..................................         16,240
     1,000    Digital Insight Corp.*......................................         22,100
     4,931    IndyMac Bancorp Inc.*.......................................        132,151
     2,100    INT Media Group, Inc.*......................................          8,400
     1,600    IntraNet Solutions, Inc.*...................................         60,880
     5,845    Mcafee.com Inc.*............................................         71,777
     2,800    Netegrity Inc.*.............................................         84,000
     3,400    Sapient Corp.*..............................................         33,150
     2,232    Seebeyond Technology Corp.*.................................         26,784
     5,400    SonicWall, Inc.*............................................        136,134
     2,816    Verity Inc.*................................................         56,179
-----------------------------------------------------------------------------------------
                                                                                  673,529
-----------------------------------------------------------------------------------------
IRON/STEEL -- 0.8%
     6,679    AK Steel Holdings Corp. ....................................         83,755
     3,264    Reliance Steel & Aluminum Co. ..............................         82,416
-----------------------------------------------------------------------------------------
                                                                                  166,171
-----------------------------------------------------------------------------------------
MACHINERY -- 0.1%
     2,700    JLG Industries, Inc. .......................................         33,345
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MANUFACTURING -- 3.9%
     3,693    AptarGroup, Inc. ...........................................    $   119,764
     3,904    Donaldson Co., Inc.+........................................        121,610
    18,455    Interface Inc. .............................................        138,413
       957    National Service Industries Inc. ...........................         21,599
     1,913    Pittston Brink's Group......................................         42,641
     7,300    Presstek Inc.*..............................................         87,600
     1,200    The Shaw Group Inc.*........................................         48,120
     3,400    Stewart & Stevenson Services, Inc. .........................        112,200
       900    Tecumseh Products Co. ......................................         44,550
     6,774    Wabtec Corp. ...............................................        101,610
       500    Zebra Technologies Corp.*...................................         24,560
-----------------------------------------------------------------------------------------
                                                                                  862,667
-----------------------------------------------------------------------------------------
MEDIA -- 0.7%
     2,300    Crown Media Holdings, Inc.*.................................         42,665
     2,400    Scholastic Corp.*...........................................        108,000
-----------------------------------------------------------------------------------------
                                                                                  150,665
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 2.2%
     3,300    Cabot Oil & Gas Corp. ......................................         80,520
     7,600    Chesapeake Energy Corp.*....................................         51,680
     5,633    Meridian Resource Corp.*....................................         40,389
    14,500    Parker Drilling Co.*........................................         94,250
     2,952    Patina Oil & Gas Corp. .....................................         78,228
     1,300    Stone Energy Corp.*.........................................         57,590
     2,429    Swift Energy Co.*...........................................         73,186
-----------------------------------------------------------------------------------------
                                                                                  475,843
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.9%
     3,509    Cal Dive International, Inc.*+..............................         86,321
     2,500    Newpark Resources*..........................................         27,750
     1,700    Seacor Smit Inc.*...........................................         79,458
-----------------------------------------------------------------------------------------
                                                                                  193,529
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.6%
     7,027    Ivex Packaging Corp.*.......................................        133,513
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.4%
       920    AmeriSource Health Corp.*...................................         50,876
     3,400    Cell Therapeutics Inc.*.....................................         93,976
     1,658    Corixa Corp.*...............................................         28,302
     1,000    Cubist Pharmaceuticals Inc.*................................         38,000
     4,300    Ilex Oncology Inc.*.........................................        128,570
     2,370    Medicis Pharmaceutical Corp., Class A Shares*...............        125,610
     6,900    Miravant Medical Technologies*..............................         89,700
     4,600    NBTY, Inc.*.................................................         57,224
     2,700    Noven Pharmaceuticals, Inc.*................................        105,840
     2,954    NPS Pharmaceuticals, Inc.*..................................        118,751

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.4% (CONTINUED)
     5,400    Perrigo Co.*................................................    $    90,126
     1,690    Syncor International, Corp.*................................         52,390
-----------------------------------------------------------------------------------------
                                                                                  979,365
-----------------------------------------------------------------------------------------
REAL ESTATE -- 1.5%
     1,424    Allied Capital Corp. .......................................         32,966
     5,637    Catellus Development Corp.*.................................         98,366
     4,951    Jones Lang LaSalle Inc.*....................................         65,353
     3,700    Security Capital Group Inc.*................................         79,180
     5,903    Trammell Crow Co.*..........................................         65,228
-----------------------------------------------------------------------------------------
                                                                                  341,093
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 3.9%
     2,900    Chateau Communities, Inc. ..................................         91,060
     3,699    Cousins Properties, Inc. ...................................         99,318
     8,003    Equity Inns, Inc. ..........................................         78,429
     3,202    First Industrial Realty Trust, Inc. ........................        102,912
     2,275    Health Care Property Investors, Inc. .......................         78,260
     2,597    Mid America Apartment Communities, Inc. ....................         66,457
     4,082    Parkway Properties Inc. ....................................        143,891
     5,665    Reckson Associates Realty Corp. ............................        130,295
     3,111    Regency Centers Corp. ......................................         79,019
-----------------------------------------------------------------------------------------
                                                                                  869,641
-----------------------------------------------------------------------------------------
RESTAURANTS -- 1.0%
     3,858    Applebee's International, Inc.*.............................        123,456
     3,072    CBRL Group, Inc.*...........................................         52,070
     1,291    The Cheesecake Factory Inc.*................................         36,535
-----------------------------------------------------------------------------------------
                                                                                  212,061
-----------------------------------------------------------------------------------------
RETAIL -- 6.0%
     1,380    Abercrombie & Fitch Co., Class A Shares*....................         61,410
       978    American Eagle Outfitters, Inc.*............................         34,465
     6,691    Cato Corp., Class A Shares..................................        130,608
     3,261    Chicos FAS Inc.*+...........................................         97,015
       993    Childrens Place Retail Stores, Inc.*........................         26,612
     4,200    Copart Inc.*................................................        122,850
     2,000    Cost Plus Inc.*.............................................         60,000
     1,711    Dress Barn, Inc.*...........................................         38,925
     7,924    Haverty Furniture Cos., Inc. ...............................        118,464
     3,187    Jack in the Box Inc.*.......................................         83,181
     2,763    Neiman-Marcus Group Inc., Class A Shares*...................         85,653
     2,285    Phillips-Van Heusen Corp. ..................................         32,904
     4,569    Pier 1 Imports, Inc. .......................................         52,544
       800    Polo Ralph Lauren Corp.*....................................         20,640
     3,200    Reebok International Ltd.*+.................................        102,240
     1,500    Russell Corp. ..............................................         25,485
     3,805    Stein Mart, Inc.*...........................................         39,344
     5,400    Steven Madden Ltd.*.........................................         98,658

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
RETAIL -- 6.0% (CONTINUED)
         '
     2,700    Too, Inc.*..................................................    $    73,980
     1,604    Venator Group, Inc.*........................................         24,541
-----------------------------------------------------------------------------------------
                                                                                1,329,519
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 2.2%
     2,700    FirstFed Financial Corp.*...................................         80,460
     7,184    Harbor Florida Bancshares Inc. .............................        137,574
     3,278    MAF Bancorp, Inc. ..........................................        100,635
     8,682    Seacoast Financial Services Corp. ..........................        141,083
       744    Staten Island Bancorp, Inc. ................................         20,720
-----------------------------------------------------------------------------------------
                                                                                  480,472
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 0.8%
     1,600    Microsemi Corp.*+...........................................        113,600
     1,900    Nanometrics Inc.*...........................................         52,225
-----------------------------------------------------------------------------------------
                                                                                  165,825
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.1%
     3,146    Alpha Industries Inc.*......................................         92,964
     2,009    Cirrus Logic Inc.*..........................................         46,267
     1,610    DuPont Photomasks, Inc.*....................................         77,683
     3,700    Exar Corp.*.................................................         73,112
     2,400    General Semiconductor Inc.*.................................         25,104
     3,432    Ibis Technology Corp.*......................................         37,855
     3,900    Kopin Corp.*................................................         47,346
     3,600    Oak Technology Inc.*........................................         38,124
     1,600    Pixelworks, Inc.*...........................................         57,184
     2,954    Therma-Wave Inc.*...........................................         56,333
     2,593    TranSwitch Corp.*...........................................         27,875
     2,600    Varian Semiconductor Equipment*.............................        109,200
-----------------------------------------------------------------------------------------
                                                                                  689,047
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.7%
     2,600    Actuate Co.*................................................         24,830
     1,052    Advent Software, Inc.*......................................         66,802
     4,017    AremisSoft Corp.*...........................................         65,075
     1,300    Aspen Technology Inc.*......................................         31,460
       500    Avid Technology Inc.*.......................................          7,850
     4,782    Bsquare Corp.*..............................................         50,259
     1,700    Caminus Corp.*..............................................         45,849
     1,520    Cerner Corp.*...............................................         63,840
     6,517    Datastream Systems, Inc.*...................................         49,138
     1,328    Documentum, Inc.*...........................................         17,158
     3,432    Eclipsys Corp.*.............................................         96,439
       900    Fair, Isaac & Co., Inc. ....................................         55,638
     2,300    Filenet Corp.*..............................................         34,040
     3,432    IDX Systems Corp.*..........................................         41,218
     2,800    J.D. Edwards & Co.*.........................................         39,592

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.7% (CONTINUED)
     5,866    JDA Software Group, Inc.*...................................    $    97,434
       800    National Data Corp. ........................................         25,920
     2,493    NetIQ Corp.*................................................         78,006
     4,796    Progress Software Corp.*....................................         77,695
     1,690    Serena Software, Inc.*......................................         61,415
-----------------------------------------------------------------------------------------
                                                                                1,029,658
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.1%
     3,100    Alamosa Holdings, Inc.*.....................................         50,530
     2,200    Andrew Corp.*...............................................         40,590
       850    Black Box Corp.*............................................         57,256
     4,676    Crossroads Systems Inc.*....................................         30,347
     1,100    Digital Lightwave Inc.*.....................................         40,656
     1,966    DMC Stratex Networks, Inc.*.................................         19,660
     3,996    Illuminet Holdings Inc.*....................................        125,674
     3,823    ITC/Deltacom, Inc.*.........................................         15,292
     2,042    MasTec, Inc.*...............................................         26,954
     1,711    Proxim, Inc.*...............................................         24,125
     7,900    Spectralink Corp.*..........................................        102,779
     2,400    THQ Inc.*...................................................        143,112
-----------------------------------------------------------------------------------------
                                                                                  676,975
-----------------------------------------------------------------------------------------
TOBACCO -- 0.4%
     2,423    Universal Corp. ............................................         96,096
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.5%
     4,400    Airtran Holdings, Inc.*.....................................         46,200
     2,380    Alexander & Baldwin Inc. ...................................         61,285
     6,600    Arkansas Best Corp.*........................................        152,130
     1,700    Atlantic Coast Airlines Holdings*...........................         50,983
     4,315    Atlas Air, Inc.*............................................         61,100
       700    Landstar System Inc.*.......................................         47,613
     2,094    Offshore Logistics Inc.*....................................         39,785
     1,904    Roadway Express, Inc. ......................................         45,257
     2,094    Yellow Corp.*...............................................         39,743
-----------------------------------------------------------------------------------------
                                                                                  544,096
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $18,970,647)....................     20,655,003
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.9%
$205,000...   U.S. Treasury Bill, due 9/13/01 (Cost -- $203,533)..........        203,533
-----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $19,174,180).................     20,858,536
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.6%
$1,235,000    J.P. Morgan Securities Inc., 3.600% due 7/2/01; Proceeds at
                maturity -- $1,235,368; (Fully collateralized by U.S.
                Treasury Bonds, 6.500% due 11/15/26; Market
                value -- $1,262,950) (Cost -- $1,235,000).................    $ 1,235,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,409,180**)...........    $22,093,536
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security has been segregated for future contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
----------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
      3,730   Lamar Advertising Co.*......................................  $    164,120
        900   TMP Worldwide Inc.*.........................................        53,199
----------------------------------------------------------------------------------------
                                                                                 217,319
----------------------------------------------------------------------------------------
BIOMEDICAL/GENE -- 1.9%
    162,100   Applera Corp. ..............................................     4,336,175
        600   Genzyme Corp.*..............................................        36,600
     66,660   Martek Biosciences Corp.*...................................     1,899,810
----------------------------------------------------------------------------------------
                                                                               6,272,585
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.1%
     67,400   Concord EFS, Inc.*..........................................     3,505,474
        500   Gartner Group, Inc.*........................................         5,500
----------------------------------------------------------------------------------------
                                                                               3,510,974
----------------------------------------------------------------------------------------
COMPUTERS -- 0.2%
     11,500   Cabletron Systems, Inc.*....................................       262,775
     37,750   Computer Network Technology Corp.*..........................       400,527
      2,400   Palm, Inc.*.................................................        14,568
----------------------------------------------------------------------------------------
                                                                                 677,870
----------------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.5%
    311,900   CSG Systems International, Inc.*............................    17,703,444
        200   Fiserv, Inc.*...............................................        12,796
     17,360   Global Payments Inc. .......................................       522,536
----------------------------------------------------------------------------------------
                                                                              18,238,776
----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.1%
     10,500   W.W. Grainger, Inc. ........................................       432,180
----------------------------------------------------------------------------------------
ELECTRICAL -- 1.2%
    222,955   Cable Design Technologies Corp.*............................     3,602,953
     10,710   Reliant Resources, Inc.*....................................       264,537
----------------------------------------------------------------------------------------
                                                                               3,867,490
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.1%
      2,900   Capital One Financial Corp. ................................       174,000
----------------------------------------------------------------------------------------
HEALTHCARE -- 6.7%
     64,520   ArthroCare Corp.*...........................................     1,687,198
      2,800   Caremark Rx, Inc.*..........................................        46,060
    456,700   Cytyc Corp.*................................................    10,526,935
    188,300   DaVita, Inc.*...............................................     3,828,139
        400   First Health Group Corp.*...................................         9,648
    331,600   VISX, Inc.*.................................................     6,416,460
----------------------------------------------------------------------------------------
                                                                              22,514,440
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INSURANCE -- 0.2%
      3,000   CIGNA Corp. ................................................  $    287,460
     47,200   Willis Group Holdings Ltd.*.................................       837,800
----------------------------------------------------------------------------------------
                                                                               1,125,260
----------------------------------------------------------------------------------------
INTERNET -- 24.9%
    515,700   Akamai Technologies, Inc.*..................................     4,731,548
    407,940   CheckFree Corp.*............................................    14,306,456
      2,200   Check Point Software Technologies Ltd.*.....................       111,254
    564,683   CNET Network, Inc.*.........................................     7,340,879
      2,600   Digex, Inc.*................................................        33,800
        700   I2 Technologies, Inc.*......................................        13,860
    660,170   Internap Network Services Corp.*............................     2,158,756
    238,009   Internet Security Systems, Inc.*............................    11,557,717
      3,000   Juniper Networks, Inc.*.....................................        93,300
    170,250   RSA Security Inc.*..........................................     5,269,238
    329,355   S1 Corp.*...................................................     4,610,970
     95,100   SportsLine.com, Inc.*.......................................       218,730
    121,400   Switchboard Inc.*...........................................       716,260
    520,947   VeriSign, Inc.*.............................................    31,262,029
     52,400   Vignette Corp.*.............................................       464,788
----------------------------------------------------------------------------------------
                                                                              82,889,585
----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.8%
    297,700   AGCO Corp. .................................................     2,723,955
----------------------------------------------------------------------------------------
MEDIA -- 1.3%
      1,400   Charter Communications, Inc.*...............................        32,690
        800   Hearst-Argyle Television, Inc.*.............................        16,000
        300   Macrovision Corp.*..........................................        20,550
      3,600   Meredith Corp. .............................................       128,916
      1,000   Radio One, Inc.*............................................        23,000
     86,740   Scholastic Corp.*...........................................     3,903,300
      2,400   Univision Communications Inc.*..............................       102,672
----------------------------------------------------------------------------------------
                                                                               4,227,128
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 22.0%
    218,500   Apache Corp.*...............................................    11,088,875
      3,400   BJ Services Co.*............................................        96,492
     71,900   Cooper Cameron Corp.*.......................................     4,012,020
    226,700   Devon Energy Corp. .........................................    11,901,750
    138,590   Diamond Offshore Drilling, Inc. ............................     4,580,399
    298,950   EOG Resources, Inc. ........................................    10,627,672
    305,140   Global Industries, Ltd.*....................................     3,805,096
    238,600   Global Marine Inc.*.........................................     4,445,118
      1,000   Halliburton Co. ............................................        35,600
     85,000   Houston Exploration Co.*....................................     2,656,250
    270,400   Newfield Exploration Co.*...................................     8,669,024
     20,500   Noble Affiliates, Inc. .....................................       724,675
    310,450   Noble Drilling Corp.*.......................................    10,167,238

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 22.0% (CONTINUED)
      1,000   Smith International, Inc.*..................................  $     59,900
      7,800   Transocean Sedco Forex Inc. ................................       321,750
      2,100   Weatherford International, Inc.*............................       100,800
----------------------------------------------------------------------------------------
                                                                              73,292,659
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.8%
      2,200   Allergan, Inc. .............................................       188,100
      6,600   IMS Health Inc. ............................................       188,100
     97,110   IntraBiotics Pharmaceuticals, Inc.*.........................       140,810
      3,500   IVAX Corp.*.................................................       136,500
    160,760   United Therapeutics Corp.*..................................     2,146,146
----------------------------------------------------------------------------------------
                                                                               2,799,656
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     10,000   Pinnacle Holdings Inc.*.....................................        60,100
----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.0%
        900   Harley-Davidson, Inc. ......................................        42,372
----------------------------------------------------------------------------------------
RESTAURANTS -- 0.1%
      4,500   Brinker International, Inc.*................................       116,325
      2,400   Starbucks Corp.*............................................        55,200
----------------------------------------------------------------------------------------
                                                                                 171,525
----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 0.1%
      4,700   Guidant Corp.*..............................................       169,200
        800   Waters Corp.*...............................................        22,088
----------------------------------------------------------------------------------------
                                                                                 191,288
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.1%
      6,800   Atmel Corp.*................................................        91,732
        900   Linear Technology Corp. ....................................        39,798
     12,500   LSI Logic Corp.*............................................       235,000
      1,500   Qlogic Corp.*...............................................        96,675
----------------------------------------------------------------------------------------
                                                                                 463,205
----------------------------------------------------------------------------------------
SOFTWARE -- 13.0%
    207,400   Adobe Systems Inc. .........................................     9,747,800
      5,600   BMC Software, Inc.*.........................................       126,224
        900   Cadence Design Systems, Inc.*...............................        16,767
    568,210   Citrix Systems, Inc.*.......................................    19,830,529
      1,800   DST Systems, Inc.*..........................................        94,860
     91,600   Emulex Corp.*...............................................     3,700,640
     61,200   ePresence, Inc.*............................................       252,144
      7,100   Extreme Networks, Inc.*.....................................       209,450
        100   Informatica Corp.*..........................................         1,736
      2,100   Intuit Inc.*................................................        83,979
      5,900   JNI Corp.*..................................................        82,600
    103,100   Netegrity, Inc.*............................................     3,093,000
      2,300   PeopleSoft, Inc.*...........................................       113,229

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SOFTWARE -- 13.0% (CONTINUED)
    166,400   Rational Software Corp.*....................................  $  4,667,520
     24,750   Siebel Systems, Inc.*.......................................     1,160,775
      1,900   VERITAS Software Corp.*.....................................       126,407
----------------------------------------------------------------------------------------
                                                                              43,307,660
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 14.0%
      3,300   Advanced Fibre Communications, Inc.*........................        69,300
    420,080   American Tower Corp., Class A Shares*.......................     8,683,053
     18,800   Aware, Inc.*................................................       169,200
    201,800   CIENA Corp.*................................................     7,668,400
    108,500   Comverse Technology, Inc.*..................................     6,251,770
    403,170   EchoStar Communications Corp.*..............................    13,070,771
    144,700   General Motors Corp., Class H Shares*.......................     2,930,175
      6,400   Network Appliance, Inc.*....................................        87,680
    186,700   ONI Systems Corp.*..........................................     5,208,930
     47,500   SBA Communications Corp.*...................................     1,175,625
     51,000   Tekelec*....................................................     1,382,100
----------------------------------------------------------------------------------------
                                                                              46,697,004
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $364,258,371)...................   313,897,031
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
   FACE
  AMOUNT      RATING                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.9%
$ 6,590,000   B-      EchoStar Communications Corp., 5.750% due 5/15/08+
                      (Cost -- $6,249,007)........................................     6,169,888
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.8%
 12,712,000           Federal Home Loan Bank Discount Notes, 3.940% due 7/2/01
                      (Cost -- $12,709,217).......................................    12,709,217
------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $383,216,595**)..........  $332,776,136
------------------------------------------------------------------------------------------------

 *  Non-income producing security.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.7%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.9%
    21,810   Boeing Co. .................................................    $  1,212,636
    29,540   General Dynamics Corp. .....................................       2,298,507
    53,800   United Technologies Corp. ..................................       3,941,388
-----------------------------------------------------------------------------------------
                                                                                7,452,531
-----------------------------------------------------------------------------------------
APPAREL -- 0.5%
    22,800   Nike, Inc., Class B Shares..................................         957,372
-----------------------------------------------------------------------------------------
BANKS -- 3.7%
    47,050   Bank of America Corp. ......................................       2,824,411
    12,000   Comerica Inc. ..............................................         691,200
    17,050   PNC Financial Services Group................................       1,121,720
    25,820   SouthTrust Corp. ...........................................         671,320
    75,117   U.S. Bancorp................................................       1,711,916
-----------------------------------------------------------------------------------------
                                                                                7,020,567
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.4%
    19,330   Anheuser-Busch Cos. Inc. ...................................         796,396
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.3%
     6,400   Air Products and Chemicals, Inc. ...........................         292,800
     6,150   Praxair, Inc. ..............................................         289,050
     2,120   Rohm & Haas Co. ............................................          69,748
-----------------------------------------------------------------------------------------
                                                                                  651,598
-----------------------------------------------------------------------------------------
COMPUTERS -- 6.4%
    13,050   Akamai Technologies, Inc.*..................................         119,734
    37,460   Cabletron Systems, Inc.*....................................         855,961
    36,100   Dell Computer Corp.*........................................         936,795
    98,700   EMC Corp.*..................................................       2,867,235
     9,060   Emulex Corp.*...............................................         366,024
    27,470   International Business Machines Corp. ......................       3,104,110
    59,930   Sun Microsystems, Inc.*.....................................         942,100
    44,762   VERITAS Software Corp.*.....................................       2,978,016
-----------------------------------------------------------------------------------------
                                                                               12,169,975
-----------------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE -- 0.3%
    19,000   Gillette Co. ...............................................         550,810
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.5%
    10,440   The AES Corp.*..............................................         449,442
    32,820   Calpine Corp.*..............................................       1,240,596
    15,800   Constellation Energy Group, Inc. ...........................         673,080
    90,042   Flextronics International Ltd.*.............................       2,350,996
-----------------------------------------------------------------------------------------
                                                                                4,714,114
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.0%
    27,750   Capital One Financial Corp. ................................       1,665,000
    44,620   Fannie Mae..................................................       3,799,393

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.0% (CONTINUED)
    41,740   FleetBoston Financial Corp. ................................    $  1,646,643
    56,960   Freddie Mac.................................................       3,987,200
     4,400   Lehman Brothers Holdings Inc. ..............................         342,100
-----------------------------------------------------------------------------------------
                                                                               11,440,336
-----------------------------------------------------------------------------------------
FOOD -- 3.5%
    20,060   The Quaker Oats Co. ........................................       1,830,475
   100,580   Safeway Inc.*...............................................       4,827,840
-----------------------------------------------------------------------------------------
                                                                                6,658,315
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.5%
     8,200   SPX Corp.*..................................................       1,026,476
-----------------------------------------------------------------------------------------
INSURANCE -- 5.3%
    46,400   AFLAC Inc. .................................................       1,461,136
    44,030   American International Group, Inc. .........................       3,786,580
    20,290   CIGNA Corp. ................................................       1,944,188
    18,450   Metlife, Inc. ..............................................         571,581
    41,810   St. Paul Cos., Inc. ........................................       2,119,349
     3,700   UnumProvident Corp. ........................................         118,844
-----------------------------------------------------------------------------------------
                                                                               10,001,678
-----------------------------------------------------------------------------------------
MACHINERY -- 1.1%
    57,250   Deere & Co. ................................................       2,166,913
-----------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED -- 4.2%
    91,030   General Electric Co. .......................................       4,437,712
     9,760   Minnesota Mining & Manufacturing Co. .......................       1,113,616
    46,100   Tyco International Ltd......................................       2,512,450
-----------------------------------------------------------------------------------------
                                                                                8,063,778
-----------------------------------------------------------------------------------------
MEDIA -- 6.3%
    48,405   AOL Time Warner, Inc.*......................................       2,565,465
    19,700   Charter Communications, Inc.*...............................         459,995
    43,590   Clear Channel Communications, Inc.*.........................       2,733,093
    39,200   Comcast Corp., Class A Shares*..............................       1,701,280
    16,180   Gemstar-TV Guide International, Inc.*.......................         711,920
    74,078   Viacom Inc., Non Voting*....................................       3,833,536
-----------------------------------------------------------------------------------------
                                                                               12,005,289
-----------------------------------------------------------------------------------------
METALS - DIVERSIFIED -- 0.7%
    35,140   Alcoa, Inc. ................................................       1,384,516
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.1%
    11,480   Apache Corp. ...............................................         582,610
    51,650   Conoco Inc., Class B Shares.................................       1,492,685
    17,700   Devon Energy Corp. .........................................         929,250
    13,190   EOG Resources, Inc. ........................................         468,905
    80,271   Exxon Mobil Corp. ..........................................       7,011,672
    59,270   Global Marine Inc.*.........................................       1,104,200
    19,220   Grant Prideco, Inc.*........................................         336,158

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.1% (CONTINUED)
    28,700   Noble Drilling Corp.*.......................................    $    939,925
    49,090   Santa Fe International Corp. ...............................       1,423,610
    27,260   Transocean Sedco Forex Inc. ................................       1,124,475
-----------------------------------------------------------------------------------------
                                                                               15,413,490
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.4%
    92,520   American Home Products Corp. ...............................       5,406,869
    47,360   Bristol-Myers Squibb Co. ...................................       2,476,928
     8,110   Cardinal Health, Inc. ......................................         559,590
    61,600   Eli Lilly & Co. ............................................       4,558,400
    62,325   Pfizer, Inc. ...............................................       2,496,116
    50,320   Pharmacia & Upjohn, Inc. ...................................       2,312,204
    51,200   Schering-Plough Corp. ......................................       1,855,488
-----------------------------------------------------------------------------------------
                                                                               19,665,595
-----------------------------------------------------------------------------------------
PIPELINES -- 3.1%
    48,970   Dynegy Inc., Class A Shares.................................       2,277,105
    35,905   El Paso Corp. ..............................................       1,886,449
    22,200   Enron Corp. ................................................       1,087,800
    10,320   Equitable Resources, Inc. ..................................         343,759
    10,320   Williams Cos., Inc. ........................................         340,044
-----------------------------------------------------------------------------------------
                                                                                5,935,157
-----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 1.2%
    47,900   Harley-Davidson, Inc. ......................................       2,255,132
-----------------------------------------------------------------------------------------
RETAIL -- 3.7%
     1,470   Costco Wholesale Corp.*.....................................          60,388
   105,310   CVS Corp.+..................................................       4,064,966
    19,300   The Home Depot, Inc. .......................................         898,415
     7,600   Lowe's Co., Inc. ...........................................         551,380
    31,080   Wal-Mart Stores, Inc. ......................................       1,516,704
-----------------------------------------------------------------------------------------
                                                                                7,091,853
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 1.7%
    57,690   Applera Corp. - Applied Biosystems Group....................       1,543,208
    44,380   Guidant Corp.*..............................................       1,597,680
-----------------------------------------------------------------------------------------
                                                                                3,140,888
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.2%
    44,820   Analog Devices, Inc.*.......................................       1,938,465
   135,360   Atmel Corp.*................................................       1,826,006
   110,450   Intel Corp. ................................................       3,230,662
    14,491   QLogic Corp.*...............................................         933,945
-----------------------------------------------------------------------------------------
                                                                                7,929,078
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.3%
    37,100   Automatic Data Processing, Inc. ............................       1,843,870
    27,665   Check Point Software Technologies Ltd.*.....................       1,399,019
    18,930   Extreme Networks, Inc.*.....................................         558,435

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.3% (CONTINUED)
    14,200   Fiserv Inc.*................................................    $    908,516
     3,628   McDATA Corp., Class A Shares*...............................          63,671
    12,300   Micromuse, Inc.*............................................         344,277
    62,860   Microsoft Corp.*............................................       4,563,636
   119,130   Oracle Corp.*...............................................       2,263,470
    30,260   Rational Software Corp.*....................................         848,793
    17,780   VeriSign, Inc.*.............................................       1,066,978
-----------------------------------------------------------------------------------------
                                                                               13,860,665
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.1%
    14,480   Allegiance Telecom, Inc.*...................................         217,055
    10,020   Amdocs Ltd.*................................................         539,577
    56,200   AT&T Corp. .................................................       1,236,400
    25,390   Echostar Communications Corp.*..............................         823,144
    16,330   Exodus Communications, Inc.*................................          33,640
    81,040   Qwest Communications International, Inc. ...................       2,582,745
   137,580   Sprint, Corp. (FON Group)...................................       2,938,709
    49,500   Sprint, Corp. (PCS Group)*..................................       1,195,425
    25,900   XO Communications, Inc.*....................................          49,728
-----------------------------------------------------------------------------------------
                                                                                9,616,423
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.3%
    38,600   American Tower Corp., Class A Shares*.......................         797,862
    26,000   CIENA Corp.*................................................         988,000
    35,220   Comverse Technology Inc.*...................................       2,029,376
    75,800   Nortel Networks Corp. ......................................         689,022
    14,500   QUALCOMM Inc.*..............................................         847,960
    38,460   SBA Communications Corp.*...................................         951,885
-----------------------------------------------------------------------------------------
                                                                                6,304,105
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $192,813,318)...................     178,273,050
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.3%
-----------------------------------------------------------------------------------------
FRANCE -- 1.4%
    16,430   Sanofi-Synthelabo SA........................................       1,077,993
    11,100   Total Fina Elf SA...........................................       1,554,300
-----------------------------------------------------------------------------------------
                                                                                2,632,293
-----------------------------------------------------------------------------------------
IRELAND -- 0.1%
    76,200   Jefferson Smurfit Group PLC.................................         140,925
-----------------------------------------------------------------------------------------
JAPAN -- 0.3%
     3,000   Fast Retailing Co., Ltd.....................................         521,969
-----------------------------------------------------------------------------------------
NETHERLANDS -- 0.9%
        10   Koninklijke.................................................              57
    29,370   Royal Dutch Petroleum Co. ..................................       1,690,292
-----------------------------------------------------------------------------------------
                                                                                1,690,349
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SWITZERLAND -- 1.1%
    28,600   Novartis AG.................................................    $  1,035,010
    21,480   Syngenta AG.................................................       1,129,268
-----------------------------------------------------------------------------------------
                                                                                2,164,278
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.5%
   451,173   Vodafone Group PLC..........................................         996,205
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $8,754,877)....................       8,146,019
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
$3,747,000   Federal Home Loan Bank Discount Notes, 3.940% due 7/2/01
             (Cost -- $3,746,180)........................................       3,746,180
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $205,314,375**)..........    $190,165,249
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 +  Security is segregated for open forward foreign currency contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                                           DISCIPLINED       MFS
                                               CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                  BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.......................  $44,457,505   $12,759,932   $19,174,180   $383,216,595   $205,314,375
  Repurchase agreements, at cost.............    2,711,000     2,861,000     1,235,000             --             --
  Foreign currency, at cost..................     (150,513)           --            --             --             --
--------------------------------------------------------------------------------------------------------------------
  Investments, at value......................  $42,795,096   $12,334,465   $20,858,536   $332,776,136   $190,165,249
  Repurchase agreements, at value............    2,711,000     2,861,000     1,235,000             --             --
  Cash.......................................        1,877           720           745         10,646         32,673
  Receivable for securities sold.............    1,032,466            --       632,025      3,273,837      1,488,106
  Dividends and interest receivable..........      195,243        18,815        16,842         35,478        110,846
  Receivable from broker -- variation
    margin...................................           --            --        20,200             --             --
--------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...............................   46,735,682    15,215,000    22,763,348    336,096,097    191,796,874
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...........    1,882,387            --       577,783        404,623        168,739
  Payable for foreign currency, at value.....      146,077            --            --             --             --
  Investment advisory fee payable............       20,972         7,085        13,531        209,334        124,356
  Administration fee payable.................        2,097           709         1,105         15,700          9,327
  Payable for open forward foreign currency
    contracts (Note 9).......................           --            --            --             --             42
  Accrued expenses...........................       21,583        23,665        26,219         28,352         61,922
--------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..........................    2,073,116        31,459       618,638        658,009        364,386
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $44,662,566   $15,183,541   $22,144,710   $335,438,088   $191,432,488
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital............................  $42,800,524   $14,938,147   $20,697,529   $336,548,032   $214,943,413
  Undistributed (overdistributed) net
    investment income........................    1,430,270       397,640        70,719       (739,693)       136,452
  Accumulated net realized gain (loss) from
    security transactions, futures contracts
    and
    foreign currencies.......................    2,066,042       273,221      (331,798)    50,070,208     (8,497,766)
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and
    foreign currencies.......................   (1,634,270)     (425,467)    1,708,260    (50,440,459)   (15,149,611)
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $44,662,566   $15,183,541   $22,144,710   $335,438,088   $191,432,488
--------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...........................    3,647,368     1,514,931     2,123,167     21,019,164     18,363,966
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...................       $12.25        $10.02        $10.43         $15.96         $10.42
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                                DISCIPLINED       MFS
                                                      CONVERTIBLE   STRATEGIC    SMALL CAP      MID CAP          MFS
                                                         BOND         STOCK        STOCK         GROWTH        RESEARCH
                                                       PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................   $ 583,245    $  22,976   $   27,631    $    531,024   $    165,674
  Dividends.........................................     216,234      165,121       95,058         133,565        851,659
  Less: Interest expense............................          --           --           --              --         (1,331)
        Foreign withholding tax.....................          --           --          (97)             --        (15,702)
-------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................     799,479      188,097      122,592         664,589      1,000,300
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..................     104,230       39,741       82,025       1,260,358        816,478
  Administration fee (Note 2).......................      10,423        3,974        6,152          94,527         61,236
  Shareholder and system servicing fees.............       7,644        7,644        7,455           7,669          7,988
  Audit and legal...................................       7,546        7,546        7,594          10,367         10,159
  Trustees' fees....................................       1,973        1,973        1,973           1,973          1,973
  Custody...........................................       1,795          894        9,554          20,008         21,981
  Pricing service fees..............................       1,779           --           --              --            493
  Shareholder communications........................         986        1,395        1,162           8,818         14,091
  Other.............................................         513          544          557             562            916
-------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     136,889       63,711      116,472       1,404,282        935,315
  Less: Expense reimbursement (Note 2)..............          --       (4,981)     (15,692)             --             --
-------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     136,889       58,730      100,780       1,404,282        935,315
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)........................     662,590      129,367       21,812        (739,693)        64,985
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)..................................     258,375      156,668    1,088,576     (10,226,797)   (19,656,886)
    Futures contracts...............................          --           --       92,356              --             --
    Foreign currency transactions...................      (3,353)          --           --              --         (1,926)
-------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................     255,022      156,668    1,180,932     (10,226,797)   (19,658,812)
-------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
    (Depreciation)
  From:
    Security transactions...........................    (726,182)    (138,258)    (773,606)     (4,910,471)   (12,656,439)
    Foreign currency transactions...................      23,143           --           --              --           (225)
-------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)..................................    (703,039)    (138,258)    (773,606)     (4,910,471)   (12,656,664)
-------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................    (448,017)      18,410      407,326     (15,137,268)   (32,315,476)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...   $ 214,573    $ 147,777   $  429,138    $(15,876,961)  $(32,250,491)
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 2001

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   662,590   $   129,367   $    21,812   $   (739,693)  $     64,985
  Net realized gain (loss).....................      255,022       156,668     1,180,932    (10,226,797)   (19,658,812)
  Change in net unrealized appreciation
    (depreciation).............................     (703,039)     (138,258)     (773,606)    (4,910,471)   (12,656,664)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS............................      214,573       147,777       429,138    (15,876,961)   (32,250,491)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income........................           --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS............................           --            --            --             --             --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............   20,120,658     5,071,731     5,763,534     47,277,818     10,370,073
  Cost of shares reacquired....................   (1,967,003)   (2,636,938)   (6,544,218)   (10,112,697)    (9,640,431)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................   18,153,655     2,434,793      (780,684)    37,165,121        729,642
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   18,368,228     2,582,570      (351,546)    21,288,160    (31,520,849)
NET ASSETS:
  Beginning of period..........................   26,294,338    12,600,971    22,496,256    314,149,928    222,953,337
----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...............................  $44,662,566   $15,183,541   $22,144,710   $335,438,088   $191,432,488
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:........................   $1,430,270      $397,640       $70,719      $(739,693)      $136,452
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 2000

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   828,777   $   268,303   $    49,127   $   (661,838)  $   (154,195)
  Net realized gain (loss).....................    1,762,350       231,348    (1,443,977)    61,865,156     11,574,244
  Change in net unrealized appreciation
    (depreciation).............................   (1,031,144)      512,077     1,475,695    (62,441,005)   (27,726,254)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS.................................    1,559,983     1,011,728        80,845     (1,237,687)   (16,306,205)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income........................     (317,473)     (259,153)      (33,719)            --             --
  Net realized gains...........................   (1,016,846)     (908,780)   (1,168,505)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS..............   (1,334,319)   (1,167,933)   (1,202,224)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............   15,357,999     2,613,567    14,013,734    234,464,549     98,676,710
  Net asset value of shares issued for
    reinvestment of dividends..................    1,334,319     1,167,933     1,202,224     14,996,731      3,136,683
  Cost of shares reacquired....................   (1,861,730)   (5,754,104)   (6,508,194)   (13,201,139)   (11,490,218)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................   14,830,588    (1,972,604)    8,707,764    236,260,141     90,323,175
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   15,056,252    (2,128,809)    7,586,385    220,025,723     70,880,287
NET ASSETS:
  Beginning of year............................   11,238,086    14,729,780    14,909,871     94,124,205    152,073,050
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................     $823,557      $268,273       $48,907             --        $73,393
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2005, MFS Value, formerly known as NWQ Large Cap, and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Convertible Bond Portfolio to amortize premium and all discounts on all fixed-income securities. The Convertible Bond Portfolio elected to adopt this requirement effective January 1, 2001. This change does not affect the Convertible Bond Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001, interest income decreased by $8,904, net realized gain increased by $10,977 and the change in net unrealized depreciation of investments increased by $2,073. In addition, the Convertible Bond Portfolio recorded adjustments to increase the cost of securities and decrease to accumulated undistributed net investment income by $12,063 to reflect the cumulative effect of this change up to the date of the adoption.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 2001, Travelers Insurance reimbursed expenses in the amounts of $4,981, and $15,692, for SSP and DSCS, respectively.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 2001 were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Bond............................................  $ 32,917,679    $ 13,559,376
Strategic Stock.............................................     3,723,526       4,034,214
Disciplined Small Cap Stock.................................     9,118,537      10,337,398
MFS Mid Cap Growth..........................................   175,147,137     129,046,977
MFS Research................................................   100,401,132      96,189,187
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Convertible Bond............................................  $ 1,197,090    $(2,859,499)    $ (1,662,409)
Strategic Stock.............................................    1,032,540     (1,458,007)        (425,467)
Disciplined Small Cap Stock.................................    3,183,937     (1,499,581)       1,684,356
MFS Mid Cap Growth..........................................   32,334,837    (82,775,296)     (50,440,459)
MFS Research................................................    8,053,667    (23,202,793)     (15,149,126)
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2001, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, DSCS had purchased four financial futures contracts on the Russell 2000 Index expiring in September 2001. The basis value of such contracts was $1,007,296. The market value of such contracts on June 30, 2001, was $1,031,200, resulting in an unrealized gain of $23,904.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2001, the Portfolios did not enter into any written call or put option contracts.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At June 30, 2001, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                         LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                        CURRENCY     VALUE        DATE          LOSS
-------------------------------------------------------------------------------------------------------
TO BUY:
British Pound.........................................   20,393     $28,677      7/2/01         $(42)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency
  Contracts...........................................                                          $(42)
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, the Portfolios did not hold any when-issued securities.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 2001, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2001, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2001, the Portfolios did not have any securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     14.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                  JUNE 30, 2001      DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO
Shares sold.................................................        1,627,398            1,260,297
Shares issued on reinvestment...............................               --              114,239
Shares reacquired...........................................         (160,413)            (155,811)
------------------------------------------------------------------------------------------------------
Net Increase................................................        1,466,985            1,218,725
------------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO
Shares sold.................................................          518,430              287,031
Shares issued on reinvestment...............................               --              134,710
Shares reacquired...........................................         (273,117)            (635,085)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          245,313             (213,344)
------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO
Shares sold.................................................          593,866            1,290,539
Shares issued on reinvestment...............................               --              117,519
Shares reacquired...........................................         (665,453)            (610,000)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (71,587)             798,058
------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................        2,971,186           12,928,854
Shares issued on reinvestment...............................               --              816,815
Shares reacquired...........................................         (704,455)            (721,721)
------------------------------------------------------------------------------------------------------
Net Increase................................................        2,266,731           13,023,948
------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
Shares sold.................................................          922,015            7,332,349
Shares issued on reinvestment...............................               --              232,003
Shares reacquired...........................................         (905,414)            (865,137)
------------------------------------------------------------------------------------------------------
Net Increase................................................           16,601            6,699,215
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           CONVERTIBLE BOND PORTFOLIO             2001(1)(2)       2000(2)       1999(2)       1998(3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $12.06          $11.69         $9.86       $10.00
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5)...................      0.23            0.58          0.46         0.22
  Net realized and unrealized gain (loss)(5)....     (0.04)           0.85          1.38        (0.12)
------------------------------------------------------------------------------------------------------
Total Income From Operations....................      0.19            1.43          1.84         0.10
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        --           (0.25)           --        (0.22)
  Net realized gains............................        --           (0.81)        (0.01)       (0.02)
------------------------------------------------------------------------------------------------------
Total Distribution..............................        --           (1.06)        (0.01)       (0.24)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................    $12.25          $12.06        $11.69        $9.86
------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      1.58%++        12.51%        18.70%        0.98%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............   $44,663         $26,294       $11,238       $4,617
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)................................      0.79%+          0.80%         0.80%        0.80%+
  Net investment income(5)......................      3.83+           4.76          4.33         4.31+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        43%             48%           79%           7%
------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $18,530, $32,000 and $24,996 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

              PER SHARE DECREASES                                              EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME                                            EXPENSE REIMBURSEMENT
-----------------------------------------------                   ------------------------------------------------
2000                 1999                 1998                    2000                 1999                  1998
-----                -----                -----                   -----                -----                ------
$0.01                $0.05                $0.05                   0.90%                1.23%                1.86%+

(5) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 3.89%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(6) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

             STRATEGIC STOCK PORTFOLIO                2001(1)(2)       2000        1999(2)      1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $9.93          $9.93        $9.46      $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........................      0.09           0.23         0.21        0.12
  Net realized and unrealized gain (loss)...........      0.00*          0.66         0.26       (0.54)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................      0.09           0.89         0.47       (0.42)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................        --          (0.20)       (0.00)*     (0.12)
  Net realized gains................................        --          (0.69)          --          --
-------------------------------------------------------------------------------------------------------
Total Distributions.................................        --          (0.89)       (0.00)*     (0.12)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $10.02          $9.93        $9.93       $9.46
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      0.91%++       10.22%        4.97%      (4.24)%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $15,184        $12,601      $14,730      $6,887
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................      0.90%+         0.90%        0.90%       0.90%+
  Net investment income.............................      1.97+          2.14         2.09        2.42+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        30%             6%          80%          1%
-------------------------------------------------------------------------------------------------------

       DISCIPLINED SMALL CAP STOCK PORTFOLIO           2001(1)        2000(2)      1999(2)      1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $10.25         $10.68        $8.87      $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..........................      0.01           0.03         0.04        0.03
  Net realized and unrealized gain (loss)...........      0.17           0.19         1.77       (1.13)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................      0.18           0.22         1.81       (1.10)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................        --          (0.02)          --       (0.03)
  Net realized gains................................        --          (0.63)          --          --
  Capital...........................................        --             --           --       (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions.................................        --          (0.65)          --       (0.03)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $10.43         $10.25       $10.68       $8.87
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      1.76%++        2.10%       20.41%     (11.04)%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $22,145        $22,496      $14,910      $5,162
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)....................................      1.00%+         1.00%        1.00%       1.00%+
  Net investment income.............................      0.22+          0.25         0.46        0.64+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        46%           108%          94%         89%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares methods.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $4,981, $9,244, $11,500 and $21,016 for the six months ended June 30, 2001, years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $15,692, $27,638, $44,300 and $45,146 for the six months ended June 30, 2001, years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                              DECREASES IN NET                            EXPENSE RATIOS WITHOUT
                                        INVESTMENT INCOME PER SHARE                        EXPENSE REIMBURSEMENT
                                   --------------------------------------         ---------------------------------------
                                   2001       2000       1999       1998          2001       2000       1999        1998
                                   -----      -----      -----      -----         -----      -----      -----      ------
Strategic Stock Portfolio          $0.00*     $0.01      $0.01      $0.03         0.97%+     0.97%      0.99%           1.51%+
Disciplined Small Cap Stock
  Portfolio                         0.01       0.01       0.05       0.08         1.15+      1.14       1.49            2.98+

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

(6) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          MFS MID CAP GROWTH PORTFOLIO             2001(1)       2000(2)       1999(2)       1998(2)(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $16.75        $16.43        $10.05        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(4).........................     (0.04)        (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain (loss)........     (0.75)         1.69          6.46          0.07
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (0.79)         1.64          6.42          0.05
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.............................        --         (1.32)        (0.04)           --
-------------------------------------------------------------------------------------------------------
Total Distributions..............................        --         (1.32)        (0.04)           --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $15.96        $16.75        $16.43        $10.05
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................     (4.72)%++      9.29%        64.17%         0.50%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)................  $335,438      $314,150       $94,124       $13,234
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).................................      0.90%+        0.90%         1.00%         1.00%+
  Net investment loss............................     (0.47)+       (0.30)        (0.33)        (0.25)+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        43%          143%          162%          100%
-------------------------------------------------------------------------------------------------------
                         MFS RESEARCH PORTFOLIO    2001(1)       2000(2)       1999(2)        1998(3)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $12.15        $13.06        $10.56        $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(4)................      0.00*        (0.01)         0.00*         0.01
  Net realized and unrealized gain (loss)........     (1.73)        (0.70)         2.50          0.57
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     (1.73)        (0.71)         2.50          0.58
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................        --            --            --         (0.02)
  Net realized gains.............................        --         (0.20)           --            --
  Capital........................................        --            --            --         (0.00)*
-------------------------------------------------------------------------------------------------------
Total Distributions..............................        --         (0.20)           --         (0.02)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $10.42        $12.15        $13.06        $10.56
-------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    (14.24)%++     (5.58)%       23.67%         5.77%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)................  $191,432      $222,953      $152,073       $37,870
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense...............................      0.00%#+       0.02%           --            --
  Other expenses.................................      0.93+         0.92            --            --
  Total expenses(4)(5)...........................      0.93+         0.94          0.99%         1.00%
  Net investment income (loss)...................      0.06+        (0.07)         0.02          0.42+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        49%           86%           85%           54%
-------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the average shares method.

(3) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                              DECREASES IN NET                            EXPENSE RATIOS WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                     --                    0.01                     --                 1.37+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 #  Percentage represents less than 0.01% per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                      (This page intentionally left blank)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-01) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS

JUNE 30, 2001


                               [UMBRELLA LOGO]




                The Travelers Series Trust:

                MFS Value Portfolio
                Jurika & Voyles Core Equity Portfolio






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series Trust--MFS Value Portfolio, formerly known as NWQ Large Cap Portfolio, and the Jurika & Voyles Core Equity Portfolio ("Portfolio(s)")(1) for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (1/1/01 -- 6/30/01)(2)
---------------------------------------------------------------------
MFS Value Portfolio.........................................     3.95%
Jurika & Voyles Core Equity Portfolio.......................    (3.14)

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")(3) fell 6.69% for the six months ended June 30, 2001. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(4) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds across the yield curve(5) experienced a rally that extended through June 2001. (Typically, as interest rates fall, the prices of existing bonds increase.) Total returns for bonds across the board were positive, with the exception of the high yield sector, which suffered from an increase in default rates.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings preannouncements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence eroded significantly.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement as the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed income securities as well.

MFS VALUE PORTFOLIO

Value stocks(6) were strong performers of the period--both on a relative and absolute basis. For the six months ended June 30, 2001, the MFS Value Portfolio ("Portfolio") returned 3.95%. In comparison, the S&P 500 and Russell 1000 Value Index(7) returned negative 6.69% and negative 1.26%, respectively, for the same period. (Past performance is not indicative of future results.)

After a long period during which investors required a great deal of patience to stay with their value investments, the Portfolio's shareholders are reaping the benefits of staying the course. Indeed, we believe the influences are in place to favor a new cycle of superior returns from value investing. Typically, value stocks begin to outperform the market when the Fed starts easing interest rates in order to reverse the course of the slowing economy. Improved performance can begin even if actual earnings are still declining. The direct benefit of lower interest rates on valuations, as well as the benefit of improving economic visibility, typically has the greatest positive impact on value-oriented stocks. Historical market data suggests that, once started, value cycles may persist for two to eight years. Of course, there is no assurance that this will happen in the future.

---------------

 (1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 (2) The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

 (3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest in an index.

 (4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

 (5) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

 (6) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

 (7) Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

Looking forward, the manager expects the volatility in the financial markets to continue as this is believed to be all part of the normal economic cycle, i.e., the winter before the spring. As economic excesses continue to be worked out of the system and valuations return to historical levels, it is their belief that volatility will diminish. Of course, there can be no guarantee that these expectations will materialize.

The underpinnings of the U.S. economy continue to remain strong. The Federal budget is in surplus, inflation is low, the dollar remains strong, central banks around the globe are lowering interest rates, and the U.S. government is business-friendly. Additionally, driven by lower interest rates, an increase in mortgage refinancing activity continues to provide more discretionary income for consumers. This force, along with federal tax cuts and still further Fed interest rate cuts, could create the potential impetus for a healthy economic recovery.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Jurika & Voyles Core Equity Portfolio ("Portfolio") returned negative 3.14%. In comparison, the S&P 500 returned negative 6.69% during the same period. In addition to these favorable results, the Portfolio has outperformed the S&P 500 for both the trailing one- and two-year periods ended June 30, 2001. (Past performance is not indicative of future results.)

The Portfolio seeks to invest in quality companies with the potential for growth in earnings or cash flow, and that have durable business models. The manager looks to purchase companies when our research indicates that the company's stock is undervalued relative to the overall market and/or the company's peer group.

Despite the fact that the Fed has reduced the fed funds rate from 6.5% in December 2000 to 3.75% at the time of this report, the manager sees little likelihood of near-term recovery from the current economic malaise. A pleasant surprise, however, has been consumer spending, which has continued uninterrupted despite discouraging employment data and the collapse in corporate profits. A healthy level of consumer spending generally helps keep the economy vibrant by providing demand for products and services.

The recent behavior of the equity markets can best be characterized as a battle between fundamental weakness in the economy versus liquidity-driven gains resulting from the Fed's monetary easing policy. The market remained exceedingly volatile during the period. Broad-based, double-digit declines in the first quarter were followed by a sharp second quarter rally. Despite the positive returns of the second quarter, however, nearly every major index posted a net loss for the first half of 2001.

The change in market leadership referenced in our December 2000 letter continues to favor value-oriented funds like ours. The portfolio remains concentrated in companies with what the manager deems to be better quality business models. It is the manager's opinion that one of the best ways to control risk is to avoid overpaying for earnings. A value-oriented approach like the Portfolio's works particularly well in periods of economic stress and increased volatility in the financial markets, as evidenced by the Portfolio's strong relative performance. Our research process is driven by a combination of bottom-up(8) fundamental analysis that is carefully screened against our macroeconomic (top-down) viewpoints.

As was the case in 2000, the Portfolio continued to overweight the consumer sector during the period. This sector--particularly Hormel Foods Corp., Blockbuster Inc. and McGraw-Hill Companies Inc.--contributed significantly to the Portfolio's overall returns. Over the past months, the manager also gradually invested in the beleaguered technology sector, taking advantage of opportunities to own leading companies that are trading at much more reasonable price-to-earnings(9) or price-to-sales ratios than have been the case for quite some time. Recent buys have included Palm, Inc. and LSI Logic Corp. During the period, the manager also increased our exposure to financial services. In the manager's opinion, this sector should benefit from improving fundamentals as a result of the recent Fed's interest rate reductions.

In June 2000, the manager questioned whether or not the Fed could engineer a soft landing for our economy through successive rounds of monetary tightening. It seems obvious today that the Fed overshot its mark, contributing to the significant weakness evident today. The ability of the U.S. consumer to withstand this pressure will largely determine the depth and duration of the current economic downturn. If the U.S. economy fails to rebound over the near-term, or worse, if the economy slows meaningfully, then there is the risk that all major industrial economies across the globe could become weak at the same time. The manager believes that equity markets are not discounting this outcome presently and will continue to monitor both domestic and foreign economic developments very closely for any indications of change.

Thank you for investing in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

July 12, 2001

The information provided in this commentary represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 4 through 10 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of June 30, 2001 and is subject to change.

---------------

 (8) Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

 (9) The price-to-earnings ("P/E") ratio is the price of a stock divided by its earnings per share.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS VALUE PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/01+             3.95%
    Year Ended 6/30/01                   15.51
    7/20/98* through 6/30/01              5.09
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 6/30/01             15.75%
    * Commencement of operations.
    + Total return is not annualized,
      as it may not be representative
      of the total return for the
      year.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                    MFS VALUE PORTFOLIO            STANDARD & POOR'S 500 INDEX
                                                                    -------------------            ---------------------------
7/20/98                                                                    10000                              10000
12/98                                                                       9506                              10454
6/99                                                                       10923                              11748
12/99                                                                       9979                              12653
6/00                                                                       10021                              12598
12/00                                                                      11135                              11501
6/30/01                                                                    11575                              10732

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- JURIKA & VOYLES CORE EQUITY PORTFOLIO AS OF 6/30/01 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/01+           (3.14)%
    Year Ended 6/30/01                   3.07
    7/20/98* through 6/30/01             7.16
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 6/30/01             22.58%
    * Commencement of operations.
    + Total return is not annualized,
      as it may not be representative
      of the total return for the
      year.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through June 30, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                JURIKA & VOYLES CORE EQUITY
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                                ---------------------------        ---------------------------
7/20/98                                                                    10000                              10000
12/98                                                                      10308                              10454
6/99                                                                       11031                              11748
12/99                                                                      11372                              12653
6/00                                                                       11892                              12598
12/00                                                                      12654                              11501
6/30/01                                                                    12258                              10732

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                              MFS VALUE PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 86.6%
-----------------------------------------------------------------------------------------
AGRICULTURE -- 1.3%
     7,100    Philip Morris Co. Inc. .....................................    $   360,325
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.0%
    18,500    Delphi Automotive Systems Corp. ............................        294,705
-----------------------------------------------------------------------------------------
BANKS -- 6.1%
     4,800    Bank of America Corp. ......................................        288,144
    18,200    FleetBoston Financial Corp. ................................        717,990
     7,300    SouthTrust Corp. ...........................................        189,800
    11,900    Wells Fargo & Co. ..........................................        552,517
-----------------------------------------------------------------------------------------
                                                                                1,748,451
-----------------------------------------------------------------------------------------
CHEMICALS -- 3.7%
    10,200    Air Products and Chemicals, Inc. ...........................        466,650
     5,500    Praxair, Inc. ..............................................        258,500
    10,100    Rohm and Haas Co. ..........................................        332,290
-----------------------------------------------------------------------------------------
                                                                                1,057,440
-----------------------------------------------------------------------------------------
COMPUTERS -- 1.0%
     2,400    International Business Machines Corp. ......................        271,200
-----------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 3.3%
     8,500    The Gillette Co. ...........................................        246,415
     4,900    Kimberly-Clark Corp. .......................................        273,910
     6,700    The Procter & Gamble Co. ...................................        427,460
-----------------------------------------------------------------------------------------
                                                                                  947,785
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 7.2%
     6,600    Countrywide Credit Industries, Inc. ........................        302,808
     8,400    Fannie Mae..................................................        715,260
     6,900    Freddie Mac.................................................        483,000
     5,200    Merrill Lynch & Co., Inc. ..................................        308,100
     4,100    Morgan Stanley Dean Witter & Co. ...........................        263,343
-----------------------------------------------------------------------------------------
                                                                                2,072,511
-----------------------------------------------------------------------------------------
ELECTRIC -- 8.6%
     4,500    Dominion Resources, Inc. ...................................        270,585
     6,400    DTE Energy Co. .............................................        297,216
     5,600    Exelon Corp. ...............................................        359,072
     3,976    Mirant Corp. (a)............................................        136,774
     8,500    NiSource Inc. ..............................................        232,305
     6,500    NSTAR.......................................................        276,640
     5,800    Pinnacle West Capital Corp. ................................        274,920
     2,000    Public Service Enterprise Group Inc. .......................         97,800
    10,000    The Southern Co. ...........................................        232,500
     9,500    TECO Energy, Inc. ..........................................        289,750
-----------------------------------------------------------------------------------------
                                                                                2,467,562
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MFS VALUE PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FOOD -- 3.5%
    20,800    Archer-Daniels-Midland Co. .................................    $   270,400
     7,600    The J.M. Smucker Co. .......................................        197,600
     4,500    Safeway Inc. (a)............................................        216,000
    16,500    Sara Lee Corp. .............................................        312,510
-----------------------------------------------------------------------------------------
                                                                                  996,510
-----------------------------------------------------------------------------------------
GAS -- 0.4%
     3,900    WGL Holdings Inc. ..........................................        105,729
-----------------------------------------------------------------------------------------
HEALTHCARE - PRODUCTS -- 1.0%
     8,200    Guidant Corp. (a)...........................................        295,200
-----------------------------------------------------------------------------------------
HEALTHCARE - SERVICES -- 1.9%
     5,500    HCA Inc. ...................................................        248,545
     5,600    Tenet Healthcare Corp. (a)..................................        288,904
-----------------------------------------------------------------------------------------
                                                                                  537,449
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.5%
     4,000    Fortune Brands, Inc. .......................................        153,440
-----------------------------------------------------------------------------------------
INSURANCE -- 9.8%
     6,500    The Allstate Corp. .........................................        285,935
     3,400    The Chubb Corp. ............................................        263,262
     3,000    CIGNA Corp. ................................................        287,460
     5,100    The Hartford Financial Services Group, Inc. ................        348,840
     5,900    Jefferson-Pilot Corp. ......................................        285,088
     7,000    John Hancock Financial Services, Inc. ......................        281,820
     5,000    SAFECO Corp. ...............................................        147,500
    17,600    The St. Paul Companies, Inc. ...............................        892,144
-----------------------------------------------------------------------------------------
                                                                                2,792,049
-----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION AND MINING -- 0.4%
     2,500    Caterpillar Inc. ...........................................        125,125
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.6%
    12,100    Deere & Co. ................................................        457,985
-----------------------------------------------------------------------------------------
MACHINERY - GENERAL -- 0.9%
     9,500    Alstom ADR..................................................        265,050
-----------------------------------------------------------------------------------------
MEDIA -- 5.4%
     3,100    Comcast Corp., Class A Shares...............................        134,540
     5,700    Cox Communications, Inc., Class A Shares (a)................        252,510
     4,400    Gannett Co., Inc. ..........................................        289,960
     2,700    Tribune Co. ................................................        108,027
     9,500    Viacom Inc., Class B Shares.................................        491,625
     9,300    The Walt Disney Co. ........................................        268,677
-----------------------------------------------------------------------------------------
                                                                                1,545,339
-----------------------------------------------------------------------------------------
MINING -- 2.5%
     4,900    Alcan Inc. .................................................        205,898
    13,100    Alcoa Inc. .................................................        516,140
-----------------------------------------------------------------------------------------
                                                                                  722,038
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MFS VALUE PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL AND GAS -- 9.5%
     4,200    Apache Corp. ...............................................    $   213,150
    13,300    Conoco Inc., Class B Shares.................................        384,370
     6,500    Devon Energy Corp. .........................................        341,250
     6,200    Exxon Mobil Corp. ..........................................        541,570
     2,500    Global Marine Inc. (a)......................................         46,575
     7,400    Kerr-McGee Corp. ...........................................        490,398
     4,600    Occidental Petroleum Corp. .................................        122,314
     4,500    Royal Dutch Petroleum Co., Class NY Shares..................        262,215
     1,200    TotalFinaElf S.A. ADR.......................................         84,240
     2,400    Transocean Sedco Forex Inc. ................................         99,000
     3,800    Unocal Corp. ...............................................        129,770
-----------------------------------------------------------------------------------------
                                                                                2,714,852
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.7%
    12,800    Halliburton Co. ............................................        455,680
     6,100    Schlumberger Ltd. ..........................................        321,165
-----------------------------------------------------------------------------------------
                                                                                  776,845
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.6%
     5,000    Abbott Laboratories.........................................        240,050
     4,200    American Home Products Corp. ...............................        245,448
     4,200    Eli Lilly and Co. ..........................................        310,800
     6,000    Schering-Plough Corp. ......................................        217,440
-----------------------------------------------------------------------------------------
                                                                                1,013,738
-----------------------------------------------------------------------------------------
PIPELINES -- 1.9%
     2,600    El Paso Corp. ..............................................        136,604
     7,800    National Fuel Gas Co. ......................................        405,522
-----------------------------------------------------------------------------------------
                                                                                  542,126
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
     4,500    Equity Office Properties Trust..............................        142,335
-----------------------------------------------------------------------------------------
RETAIL -- 0.1%
     1,000    Sears, Roebuck and Co. .....................................         42,310
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.4%
    25,835    AT&T Corp. .................................................        568,370
    26,200    Sprint Corp. ...............................................        559,632
     4,600    Telephone and Data Systems, Inc. ...........................        500,250
     9,000    Verizon Communications Inc. ................................        481,500
-----------------------------------------------------------------------------------------
                                                                                2,109,752
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
     5,700    Canadian National Railway Co. ..............................        230,850
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $23,895,330)....................     24,788,701
=========================================================================================
FOREIGN STOCK -- 6.6%
=========================================================================================
FRANCE -- 1.0%
     4,500    Sanofi-Synthelabo SA........................................        295,251
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                              MFS VALUE PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
NETHERLANDS -- 1.7%
    11,600    Akzo Nobel N.V..............................................    $   491,026
-----------------------------------------------------------------------------------------
SWITZERLAND -- 2.7%
    11,000    Novartis AG (a).............................................        398,081
     6,900    Syngenta AG (a).............................................        362,754
-----------------------------------------------------------------------------------------
                                                                                  760,835
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.2%
    31,700    Diageo PLC..................................................        347,298
-----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $1,907,361)....................      1,894,410
=========================================================================================

   FACE
  AMOUNT                                SECURITY                                 VALUE
=========================================================================================
SHORT-TERM INVESTMENT -- 6.8%
$1,955,000    Federal Home Loan Bank Discount Notes, 3.940% due 7/2/01
                (Cost -- $1,954,573)......................................      1,954,573
=========================================================================================
              TOTAL INVESTMENTS -- 100% (Cost -- $27,757,264*)............    $28,637,684
=========================================================================================

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 91.6%
---------------------------------------------------------------------------------------
AIRLINES -- 5.1%
   8,000    AMR Corp. (a)...............................................    $   289,040
  17,412    Southwest Airlines Co. .....................................        321,948
---------------------------------------------------------------------------------------
                                                                                610,988
---------------------------------------------------------------------------------------
BANKS -- 1.3%
   2,600    Comerica, Inc. .............................................        149,760
---------------------------------------------------------------------------------------
CHEMICALS -- 2.5%
   5,400    OM Group, Inc. .............................................        303,750
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.8%
   8,300    Ecolab Inc. ................................................        340,051
---------------------------------------------------------------------------------------
COMPUTERS -- 6.4%
   9,100    Computer Sciences Corp. (a).................................        314,860
   4,500    Electronic Data Systems Corp. ..............................        281,250
   5,900    SanDisk Corp. (a)...........................................        164,551
---------------------------------------------------------------------------------------
                                                                                760,661
---------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 2.9%
   6,100    Kimberly-Clark Corp. .......................................        340,990
---------------------------------------------------------------------------------------
ELECTRIC -- 3.1%
   8,500    AES Corp. (a)...............................................        365,925
---------------------------------------------------------------------------------------
FINANCIAL SERVICES-DIVERSIFIED -- 9.3%
   4,800    Allmerica Financial Corp. (a)...............................        276,000
   8,200    Freddie Mac.................................................        574,000
   7,700    Protective Life Corp. ......................................        264,649
---------------------------------------------------------------------------------------
                                                                              1,114,649
---------------------------------------------------------------------------------------
FOOD -- 5.9%
  19,900    Hormel Foods Corp. .........................................        484,365
   8,000    SYSCO Corp. ................................................        217,200
---------------------------------------------------------------------------------------
                                                                                701,565
---------------------------------------------------------------------------------------
HEALTHCARE -- 3.4%
   8,400    Baxter International, Inc. (a)..............................        411,600
---------------------------------------------------------------------------------------
MACHINERY-DIVERSIFIED -- 5.0%
   3,600    Baker Hughes Inc. ..........................................        120,600
   7,800    Cognex Corp. (a)............................................        264,030
   5,700    Deere & Co. ................................................        215,745
---------------------------------------------------------------------------------------
                                                                                600,375
---------------------------------------------------------------------------------------
MEDIA -- 7.5%
   8,000    Interpublic Group of Cos., Inc. ............................        234,800
  10,100    The McGraw-Hill Cos., Inc. .................................        668,115
---------------------------------------------------------------------------------------
                                                                                902,915
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 4.7%
   1,400    Chevron Corp. ..............................................    $   126,700
   4,400    Santa Fe International Corp. ...............................        127,600
  11,800    Suncor Energy Inc. .........................................        303,260
---------------------------------------------------------------------------------------
                                                                                557,560
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.2%
   4,400    Pfizer, Inc. ...............................................        176,220
   2,261    Pharmacia Corp. ............................................        103,893
   6,200    Schering-Plough Corp. ......................................        224,688
---------------------------------------------------------------------------------------
                                                                                504,801
---------------------------------------------------------------------------------------
PIPELINES -- 2.5%
   6,200    Enron Corp. ................................................        303,800
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
   2,000    Equity Residential Property Trust...........................        113,100
---------------------------------------------------------------------------------------
RETAIL -- 4.0%
  18,400    Blockbuster, Inc., Class A Shares...........................        335,800
   5,300    Brinker International Inc. (a)..............................        137,005
---------------------------------------------------------------------------------------
                                                                                472,805
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.6%
   5,700    LSI Logic Corp. (a).........................................        107,160
   2,400    STMicroelectronics, N.V.....................................         81,600
---------------------------------------------------------------------------------------
                                                                                188,760
---------------------------------------------------------------------------------------
SOFTWARE -- 5.6%
   5,650    First Data Corp. ...........................................        363,013
  19,500    Transaction Systems Architects, Inc., Class A Shares (a)....        302,250
---------------------------------------------------------------------------------------
                                                                                665,263
---------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.1%
  28,600    3Com Corp. (a)..............................................        135,850
  21,700    Palm, Inc. (a)..............................................        131,719
   2,800    Scientific-Atlanta, Inc. ...................................        113,680
   9,700    Sprint, Corp. (PCS Group) (a)...............................        234,255
---------------------------------------------------------------------------------------
                                                                                615,504
---------------------------------------------------------------------------------------
TELEPHONE -- 2.6%
   7,700    SBC Communications, Inc. ...................................        308,462
---------------------------------------------------------------------------------------
TRAVEL SERVICES -- 3.0%
   7,300    Sabre Holdings Corp. (a)....................................        365,000
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
=======================================================================================
TRANSPORT-SERVICES -- 2.2%
   4,500    United Parcel Service, Inc. ................................    $   260,100
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $10,089,775)....................     10,958,384
=======================================================================================

   FACE
  AMOUNT                                SECURITY                               VALUE
=======================================================================================
REPURCHASE AGREEMENT -- 8.4%
$1,005,000    Morgan Stanley Dean Witter & Co., 3.900% due 7/2/01;
              Proceeds at maturity -- $1,005,327; (Fully collateralized by
              U.S. Treasury Bonds,   7.875% due 11/15/07; Market
              value -- $1,029,561) (Cost -- $1,005,000)...................    1,005,000
=======================================================================================
              TOTAL INVESTMENTS -- 100%(Cost -- $11,094,775*).............  $11,963,384
=======================================================================================

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                                              JURIKA &
                                                                  MFS          VOYLES
                                                                 VALUE       CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
========================================================================================
ASSETS:
  Investments, at cost......................................  $27,757,264    $11,094,775
========================================================================================
  Investments, at value.....................................  $28,637,684    $11,963,384
  Cash......................................................        7,974            960
  Dividends and interest receivable.........................       48,554          7,180
  Receivable for securities sold............................      112,285             --
----------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   28,806,497     11,971,524
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      144,059             --
  Investment advisory fee payable...........................       17,002          7,256
  Administration fee payable................................        1,335            581
  Accrued expenses..........................................       16,715         27,433
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      179,111         35,270
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $28,627,386    $11,936,254
========================================================================================
NET ASSETS:
  Paid-in capital...........................................  $25,499,808    $10,624,839
  Undistributed net investment income.......................      358,742         67,508
  Accumulated net realized gain from security transactions
     and foreign currencies.................................    1,888,416        375,298
  Net unrealized appreciation of investments................      880,420        868,609
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $28,627,386    $11,936,254
========================================================================================
SHARES OUTSTANDING..........................................    2,528,911      1,017,046
----------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $11.32         $11.74
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                              JURIKA &
                                                                  MFS          VOYLES
                                                                 VALUE       CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
========================================================================================
INVESTMENT INCOME:
  Dividends.................................................  $   231,061    $    46,830
  Interest..................................................       33,337         25,250
  Less: Foreign withholding tax.............................         (330)          (562)
----------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      264,068         71,518
----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..........................       93,710         45,388
  Audit and legal...........................................        8,310          8,097
  Administration fee (Note 2)...............................        7,497          3,631
  Shareholder and system servicing fees.....................        7,398          7,905
  Shareholder communications................................        4,141          2,527
  Trustees' fees............................................        1,973          1,995
  Custody...................................................        1,775          1,233
  Other.....................................................          679            765
----------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      125,483         71,541
  Less: Expense reimbursement (Note 2)......................       (1,767)       (11,960)
----------------------------------------------------------------------------------------
  NET EXPENSES..............................................      123,716         59,581
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      140,352         11,937
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 7):
  Realized Gain From:
     Security transactions (excluding short-term
      securities)...........................................    1,738,217        334,163
     Foreign currency transactions..........................          836             --
----------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................    1,739,053        334,163
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period....................................    1,901,625      1,626,892
     End of period..........................................      880,420        868,609
----------------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................   (1,021,205)      (758,283)
----------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES.......      717,848       (424,120)
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  $   858,200    $  (412,183)
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                             JURIKA &
                                                                  MFS         VOYLES
                                                                 VALUE      CORE EQUITY
                                                               PORTFOLIO     PORTFOLIO
=======================================================================================
OPERATIONS:
  Net investment income.....................................  $   140,352   $    11,937
  Net realized gain.........................................    1,739,053       334,163
  Decrease in net unrealized appreciation...................   (1,021,205)     (758,283)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      858,200      (412,183)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................           --            --
  Net realized gains........................................           --            --
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................           --            --
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    6,841,580     1,240,734
  Net asset value of shares issued for reinvestment of
     dividends..............................................           --            --
  Cost of shares reacquired.................................   (2,397,924)     (834,293)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    4,443,656       406,441
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    5,301,856        (5,742)
NET ASSETS:
  Beginning of period.......................................   23,325,530    11,941,996
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $28,627,386   $11,936,254
=======================================================================================
* Includes undistributed net investment income of:..........     $358,742       $67,508
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 30, 2000

                                                                             JURIKA &
                                                                  MFS         VOYLES
                                                                 VALUE      CORE EQUITY
                                                               PORTFOLIO     PORTFOLIO
=======================================================================================
OPERATIONS:
  Net investment income.....................................  $   222,557   $    56,622
  Net realized gain.........................................      648,438        34,680
  Increase in net unrealized appreciation...................    1,549,588     1,041,186
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    2,420,583     1,132,488
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (179,214)      (45,282)
  Net realized gains........................................     (196,662)     (357,874)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (375,876)     (403,156)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    5,459,084     2,313,061
  Net asset value of shares issued for reinvestment of
     dividends..............................................      375,876       403,156
  Cost of shares reacquired.................................   (4,461,692)     (709,583)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,373,268     2,006,634
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    3,417,975     2,735,966
NET ASSETS:
  Beginning of year.........................................   19,907,555     9,206,030
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $23,325,530   $11,941,996
=======================================================================================
* Includes undistributed net investment income of:..........     $222,389       $55,571
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio (formerly known as NWQ Large Cap) and Jurika & Voyles Core Equity Portfolio, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and seventeen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Jurika & Voyles Core Equity Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the MFS Value ("MFS Value") and Jurika & Voyles Core Equity ("JV") Portfolios. MFS Value and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with MFS Investment Management ("MFS") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, MFS and JVLP are responsible for the day-to-day portfolio

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

operations and investment decisions for MFS Value and JV, respectively. As a result, the following fees are calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MFS Value's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, Travelers Insurance reimbursed expenses in the amounts of $1,767 and $11,960 for MFS Value and JV, respectively.

     For the six months ended June 30, 2001, JV did not pay Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, any brokerage commissions. SSB acts as the primary broker for its portfolio agency transactions.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES       SALES
=======================================================================================
MFS Value...................................................  $22,214,889   $18,931,238
Jurika & Voyles Core Equity.................................    2,572,310     2,199,420
=======================================================================================

     At June 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
==========================================================================================================
MFS Value...................................................   $1,682,028    $  (801,608)      $880,420
Jurika & Voyles Core Equity.................................    1,943,197     (1,074,588)       868,609
==========================================================================================================

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     5.  FUTURES CONTRACTS

     The MFS Value and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The MFS Value and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2001, the Portfolios did not enter into any written call or put option contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At June 30, 2001, the Portfolios did not have any securities on loan.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2001      DECEMBER 31, 2000
=====================================================================================================
MFS VALUE PORTFOLIO
Shares sold.................................................         605,290              544,654
Shares issued on reinvestment...............................              --               37,814
Shares reacquired...........................................        (218,423)            (445,848)
-----------------------------------------------------------------------------------------------------
Net Increase................................................         386,867              136,620
=====================================================================================================
JURIKA & VOYLES CORE EQUITY PORTFOLIO
Shares sold.................................................         103,409              198,620
Shares issued on reinvestment...............................              --               35,303
Shares reacquired...........................................         (71,288)             (61,774)
-----------------------------------------------------------------------------------------------------
Net Increase................................................          32,121              172,149
=====================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MFS VALUE PORTFOLIO                                          2001(1)(2)    2000(2)    1999(2)    1998(3)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $10.89        $9.93      $9.46    $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)...............................        0.06         0.11       0.13      0.05
  Net realized and unrealized gain (loss)................        0.37         1.02       0.34     (0.54)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations......................        0.43         1.13       0.47     (0.49)
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................          --        (0.08)        --     (0.05)
  Net realized gains.....................................          --        (0.09)        --     (0.00)*
--------------------------------------------------------------------------------------------------------
Total Distributions......................................          --        (0.17)        --     (0.05)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................      $11.32       $10.89      $9.93     $9.46
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................        3.95%++     11.59%      4.97%    (4.94)%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........................     $28,627      $23,326    $19,908    $8,463
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).........................................        1.00%+       1.00%      0.99%     0.99%+
  Net investment income..................................        1.13+        1.05       1.26      1.47+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................          79%          54%        41%        2%
========================================================================================================

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $1,767, $15,528, $24,087 and $17,700 for the six months ended June 30, 2001, the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

    PER SHARE DECREASE          EXPENSE RATIO WITHOUT
 IN NET INVESTMENT INCOME       EXPENSE REIMBURSEMENT
---------------------------  ----------------------------
 2001   2000   1999   1998    2001   2000   1999    1998
------  -----  -----  -----  ------  -----  -----  ------
$0.00*  $0.01  $0.02  $0.02  1.01%+  1.07%  1.15%  1.64%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *   Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                         2001(1)      2000(2)    1999(2)    1998(3)
========================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD.....................      $12.12       $11.33    $10.27     $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)...............................        0.01         0.06      0.06       0.04
  Net realized and unrealized gain (loss)................       (0.39)        1.19      1.00       0.27
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations......................       (0.38)        1.25      1.06       0.31
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................          --        (0.05)       --      (0.04)
  Net realized gains.....................................          --        (0.41)       --      (0.00)*
--------------------------------------------------------------------------------------------------------
Total Distributions......................................          --        (0.46)       --      (0.04)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................      $11.74       $12.12    $11.33     $10.27
--------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................       (3.14)%++    11.27%    10.32%      3.08%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........................     $11,936      $11,942    $9,206     $6,169
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).........................................        1.00%+       1.00%     1.00%      0.99%+
  Net investment income..................................        0.20+        0.54      0.62       1.01+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................          20%          64%       68%        26%
========================================================================================================

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $11,960, $24,704, $29,926 and $20,200 for the six months ended June 30, 2001, the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

    PER SHARE DECREASE         EXPENSE RATIO WITHOUT
 IN NET INVESTMENT INCOME      EXPENSE REIMBURSEMENT
--------------------------  ----------------------------
2001   2000   1999   1998    2001   2000   1999    1998
-----  -----  -----  -----  ------  -----  -----  ------
$0.01  $0.03  $0.04  $0.03  1.20%+  1.24%  1.40%  1.89%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *   Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-01) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 2001


                The Travelers Series Trust:

                Zero Coupon Bond Fund Portfolio Series 2005






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO: SERIES 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series Trust:
Zero Coupon Bond Fund Portfolio: 2005 ("Portfolio")(1) for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolio's investment strategy. We hope you find this report to be useful and informative.

MARKET AND ECONOMIC OVERVIEW

For the first six months of 2001, the Federal Reserve Board ("Fed") aggressively lowered short-term interest rates in an effort to fight declining corporate earnings growth rates and other signs of a slowing U.S. economy. An environment of declining interest rates typically makes it easier for corporations to service their debts, which, in turn, increases economic activity and improves consumer confidence. Historically, such positive effects can take as long as a year to materialize.

In response to the Fed's rate cuts, bonds across the yield curve(2) experienced a rally that extended through June 2001. Total returns for bonds across the board were positive, with the exception of high yield bonds. Short-term investments, such as 90-day Treasury bills, returned 2.06% during the period. The overall investment-grade bond market,(3) as measured by the Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG"),(4) returned 3.95% for the same time period. The high yield bond market returned 3.25%, as measured by the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index").(5)

The Fed's 25 basis point(6) rate cut in the last week of June--a notable departure from its preceding five 50 basis point cuts--may signal the end of the easing cycle. Some recent encouraging economic signs supporting this view have included positive housing and auto sector statistics, continued strength in consumer spending, and growth in the U.S. money supply.

As good as the case for a rebound is, however, it remains speculative. Forecasts of corporate earnings continue to edge lower, unemployment claims are creeping higher, consumer confidence is on the decline and core capital goods orders(7) appear to be falling at a 25% annual rate, suggesting that business investment will remain a significant drag on the economy for the second half of 2001. In our view, the Fed will most likely continue to lower rates, albeit at a slower pace. We expect to see at least one more rate reduction in the third quarter of 2001.

PORTFOLIO INVESTMENT STRATEGY AND PERFORMANCE

The Portfolio, which began operations on October 11, 1995, was established as an option for the Travelers Single Premium Variable Universal Life Product offered by the Travelers Insurance Company and the Travelers Life and Annuity Company. The Portfolio has a target maturity of 2005.

---------------

 (1) The Portfolio is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 (2) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

 (3) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 (4) The SSB BIG includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

 (5) The SSB High Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

 (6) A basis point is 0.01% or one one-hundredth of a percent.

 (7) Includes non-defense goods, net of aircraft and parts.

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO: SERIES 2005
--------------------------------------------------------------------------------

The Portfolio invests primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer returns based on the difference between their purchase price and their value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

For the six months ended June 30, 2001, the Portfolio returned 2.85%.(8) In comparison, the Merrill Lynch Zero Coupon 10-Year Index(9) returned 3.35% for the same period. Past performance is not indicative of future results.

The Portfolio is managed to have a duration(10) equal to a zero coupon bond due on its maturity date. To increase the Portfolio's yield, the managers added zero coupon corporate bonds to the mix. Because these bonds are difficult to find, the managers invest across a range of maturities and use U.S. Treasury strips to bring the total duration in line. The managers also invest in coupon-paying bonds in order to increase the Portfolio's spread(11) exposure. The prospectus limits coupon-bearing holdings to 25%. Treasury strip positions are used to adjust duration.

Thank you for investing in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

July 12, 2001

The information provided in these commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to page 4 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is of June 30, 2001 and is subject to change.

---------------

 (8) The performance return above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

 (9) The Merrill Lynch Zero Coupon 10-Year Index comprises U.S. government stripped securities that have a maturity of less than ten years. Please note that an investor cannot invest directly in an index.

 (10) Duration is a measure of a fund's volatility relative to a given change in interest rates.

 (11) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
 2

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


              AVERAGE ANNUAL TOTAL RETURNS
              ----------------------------
    Six Months Ended 6/30/01+                  2.85%
    Year Ended 6/30/01                        11.23
    Five Years Ended 6/30/01                   8.27
    10/11/95 through 6/30/01                   6.99
                 CUMULATIVE TOTAL RETURN
    -------------------------------------------------
    10/11/95* through 6/30/01                 47.20%
    + Total return is not annualized, as it
      may not be representative of the total
      return for the year.
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through June 30, 2001. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than ten years.
[Performance graph - Series 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO     MERRILL LYNCH ZERO COUPON 10-
                                                                        SERIES 2005                         YEAR INDEX
                                                              -------------------------------     -----------------------------
10/11/95                                                                   10000                              10000
12/95                                                                      10480                              10687
12/96                                                                      10580                              10584
12/97                                                                      11810                              11101
12/98                                                                      13258                              12542
12/99                                                                      12540                              11820
12/00                                                                      14311                              13583
6/30/01                                                                    14720                              14038

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2001

   FACE
  AMOUNT     RATING(A)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 61.7%
$1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.410% due 8/15/05..................................  $1,096,943
 1,500,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.130% due 11/15/05.................................   1,216,605
   450,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.170% due 5/15/07..................................     331,979
   910,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 5.880% due 2/15/09..................................     604,477
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $3,077,166)........   3,250,004
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 6.8%
-------------------------------------------------------------------------------------------------
FOOD -- 5.5%
    70,000    A+         Archer-Daniels-Midland Co., zero coupon bond to yield 6.300%
                           due 5/1/02................................................      67,725
   180,000    A+         Diageo PLC, zero coupon note to yield 7.160% due 1/6/04.....     157,050
    80,000    A-         General Mills Inc., zero coupon bond to yield 6.550% due
                         8/15/04.....................................................      67,400
-------------------------------------------------------------------------------------------------
                                                                                          292,175
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.3%
    80,000    AAA        American International Group, zero coupon bond to yield
                         6.380% due 8/15/04..........................................      66,900
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $347,287)..........     359,075
-------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 2.7%
-------------------------------------------------------------------------------------------------
BANKS -- 1.4%
    75,000    A+         Chemical New York NV Corp., zero coupon bond to yield 6.610%
                         due 2/16/02.................................................      72,701
-------------------------------------------------------------------------------------------------
OIL -- 1.3%
    80,000    AAA        Exxon Capital Corp., zero coupon note to yield 6.340% due
                         11/15/04....................................................      66,358
-------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS AND NOTES (Cost -- $136,463)............     139,059
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 14.2%
   750,000               Federal National Mortgage Association, 3.940% due 7/2/01
                         (Cost -- $749,836)..........................................     749,836
-------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $4,310,752)..................   4,497,974
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.6%
   770,000               CS First Boston Corp., 3.960% due 7/2/01; Proceeds at
                         maturity -- $770,254;
                         (Fully collateralized by U.S. Treasury Note, 6.500% due
                         8/31/01;
                         Market value -- $785,610) (Cost -- $770,000)................     770,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $5,080,752**)............  $5,267,974
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 5 for definition of ratings.

                         SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   JUNE 30, 2001

ASSETS:
  Investments, at value (Cost -- $4,310,752)................   $4,497,974
  Repurchase agreement, at value (Cost -- $770,000).........      770,000
  Cash......................................................          867
  Dividends and interest receivable.........................           84
--------------------------------------------------------------------------
TOTAL ASSETS................................................    5,268,925
--------------------------------------------------------------------------
LIABILITIES:
  Management fee payable....................................          400
  Administration fee payable................................          240
  Accrued expenses..........................................       16,814
--------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       17,454
--------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,251,471
--------------------------------------------------------------------------
NET ASSETS:
  Capital paid in excess of par value.......................   $4,706,083
  Undistributed net investment income.......................      350,359
  Accumulated net realized gain on security transactions....        7,807
  Net unrealized appreciation of investments................      187,222
--------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,251,471
--------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      441,768
--------------------------------------------------------------------------
NET ASSET VALUE.............................................       $11.89
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
  Interest..................................................     $134,172
---------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................        8,138
  Shareholder and systems servicing fees....................        7,503
  Shareholder communications................................        6,487
  Management fee (Note 2)...................................        2,366
  Trustees' fees............................................        1,973
  Administration fee (Note 2)...............................        1,405
  Custody...................................................          691
  Pricing fees..............................................          592
  Other expenses............................................          493
---------------------------------------------------------------------------
  TOTAL EXPENSES............................................       29,648
  Less: Expense reimbursement (Note 2)......................      (26,084)
---------------------------------------------------------------------------
  NET EXPENSES..............................................        3,564
---------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      130,608
---------------------------------------------------------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period....................................      189,551
     End of period..........................................      187,222
---------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................       (2,329)
---------------------------------------------------------------------------
NET LOSS ON INVESTMENTS.....................................       (2,329)
---------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................     $128,279
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2000


                                                                 2001         2000
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  130,608   $  219,779
  Net realized gain (loss)..................................          --       27,793
  Increase (decrease) in net unrealized appreciation........      (2,329)     238,530
-------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     128,279      486,102
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................          --     (174,390)
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          --     (174,390)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares..........................   1,134,473    1,212,319
  Net asset value of shares issued for reinvestment of
     dividends..............................................          --      174,390
  Cost of shares reacquired.................................    (356,929)    (353,276)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     777,544    1,033,433
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     905,823    1,345,145
NET ASSETS:
  Beginning of period.......................................   4,345,648    3,000,503
-------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $5,251,471   $4,345,648
-------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........    $350,359     $219,751
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and eighteen other separate investment portfolios:
U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, MFS Value, formerly known as NWQ Large Cap, and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to the Portfolio. The Portfolio pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolio. The Portfolio pays Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC. Travelers Insurance pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.06% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2001, the Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $26,084.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------
Purchases...................................................    $0
Sales.......................................................     0
--------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2001, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------------------------------
Gross unrealized appreciation...............................  $187,222
Gross unrealized depreciation...............................        --
----------------------------------------------------------------------
Net unrealized appreciation.................................  $187,222
----------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Portfolio had no open futures contracts.

     6.  STRIPPED SECURITIES

     The Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

     7.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001      DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
Shares sold.................................................       95,743              110,198
Shares issued on reinvestment...............................           --               16,390
Shares reacquired...........................................      (30,057)             (32,194)
---------------------------------------------------------------------------------------------------
Net Increase................................................       65,686               94,394
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                        2001(1)(2)       2000(2)          1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $11.56          $10.65         $11.26         $10.53          $9.97         $10.48
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)............      0.33            0.67           0.62           0.55           0.60           0.48
  Net realized and unrealized gain
     (loss)...........................     (0.00)*          0.79          (1.23)          0.74           0.56          (0.38)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...      0.33            1.46          (0.61)          1.29           1.16           0.10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............     --              (0.55)            --          (0.56)         (0.60)         (0.61)
--------------------------------------------------------------------------------------------------------------
Total Distributions...................     --              (0.55)            --          (0.56)         (0.60)         (0.61)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........    $11.89          $11.56         $10.65         $11.26         $10.53          $9.97
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................      2.85%++        14.13%         (5.42)%        12.26%         11.63%          0.90%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....  $5,251            $4,346         $3,001         $3,170         $2,054         $1,050
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)......................      0.15%+          0.15%          0.15%          0.15%          0.15%          0.15%
  Net investment income...............      5.55+           6.07           5.68           5.63           6.11           6.14
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............      0   %             30%            18%             3%             9%            17%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the six months ended June 30, 2001 and years ended December 31, 2000, 1999, 1998, 1997 and 1996, Travelers Insurance reimbursed the Portfolio for $26,084, $46,621, $55,152, $38,063, $28,361 and $30,922 in expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  2001                  $0.06                          1.26%+
  2000                   0.14                          1.44
  1999                   0.20                          1.95
  1998                   0.14                          1.61
  1997                   0.13                          1.52
  1996                   0.15                          2.17

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Semi-Annual) (8-01) Printed in U.S.A.